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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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BALL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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BALL CORPORATION

Notice of 2017

Annual Meeting

of Shareholders

and Proxy Statement

Wednesday,
April 26, 2017,
8:00 A.M., local time

10 Longs Peak Drive,
Broomfield, Colorado

Ball and are trademarks of Ball Corporation, Reg. U.S. Pat. & Tm. Office

i

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 26, 2017
8:00 A.M., local time

10 Longs Peak Drive, Broomfield, Colorado 80021

The Annual Meeting of Shareholders of Ball Corporation will be held at the Corporation's offices, 10 Longs Peak Drive, Broomfield, Colorado 80021-2510, on Wednesday, April 26, 2017, at 8:00 A.M. (MDT) for the following purposes:

1.
To elect four directors for three-year terms expiring at the Annual Meeting of Shareholders to be held in 2020;

2.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2017;

3.
To approve the Amended and Restated 2013 Stock and Cash Incentive Plan;

4.
To approve, by non-binding advisory vote, the compensation of the named executive officers ("NEOs") as disclosed in the following Proxy Statement;

5.
To recommend, by non-binding advisory vote, the frequency of the non-binding advisory shareholder vote to approve the compensation of the NEOs; and

6.
To consider any other business as may properly come before the meeting, although it is anticipated that no business will be conducted other than the matters listed above.

Only holders of common stock of record at the close of business on March 1, 2017, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A Proxy Statement containing important information about the meeting and the matters being voted upon appears on the following pages.

Your vote is important.    You are urged to read the accompanying proxy materials carefully and in their entirety and submit your proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You have a choice of submitting your proxy by the Internet or by telephone, or, if you request a paper copy of the materials, by mail.

By Order of the Board of Directors, Charles E. Baker Corporate Secretary

March 15, 2017
Broomfield, Colorado

PLEASE NOTE: The 2017 Annual Meeting of Shareholders will be held to tabulate the Votes cast and to report the results of voting on the items described above. No management presentations or other business matters are planned for the meeting.

BALL CORPORATION
10 Longs Peak Drive, Broomfield, Colorado 80021-2510

PROXY STATEMENT
March 15, 2017

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, APRIL 26, 2017

Important Notice Regarding the Availability of Proxy Materials
for the Annual Shareholder Meeting

The Proxy Statement, Form 10-K and Annual Report are Available
at http://materials.proxyvote.com

To Shareholders of Ball Corporation:

This Proxy Statement and the accompanying proxy are furnished to shareholders in connection with the solicitation by the Board of Directors of Ball Corporation (the "Corporation" or "Ball") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held April 26, 2017, for the purposes stated in the accompanying notice of the meeting. We are first furnishing and making available to shareholders the proxy materials on March 15, 2017.

Please submit your proxy as soon as possible so that your shares can be voted at the meeting. All properly completed proxies submitted by telephone or the Internet, and all properly executed written proxies returned by shareholders who request paper copies of the proxy materials, that are delivered pursuant to this solicitation, will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting. Only holders of record of shares of the Corporation's common stock as of the close of business on March 1, 2017, the record date for the Annual Meeting, are entitled to notice of and to vote at the meeting, or at any adjournments or postponements of the meeting.

Any Ball Corporation shareholder of record as of March 1, 2017, the record date, desiring to submit a proxy by telephone or via the Internet will be required to enter the unique voter control number imprinted on the Ball Corporation proxy card, and therefore should have the proxy card for reference when initiating the process.

To submit your proxy by telephone, call 1-800-690-6903 on a touch-tone telephone and follow the menu instructions provided. There is no charge for this call.
To submit your proxy over the Internet, log on to the Website www.proxyvote.com and follow the instructions provided.

Similar instructions are included on the enclosed proxy card.

A shareholder of record of the Corporation may revoke a proxy in writing at any time prior to the meeting by sending written notice of revocation to the Corporate Secretary; by voting again by telephone; by voting via the Internet; by voting in writing if you requested your materials in paper copy; or by voting in person at the meeting.

ABOUT THE ANNUAL MEETING

Why am I receiving the Proxy Statement? You are receiving the Proxy Statement because you owned shares of Ball Corporation common stock on March 1, 2017, the record date, and that entitles you to vote at the Annual Meeting. The Corporation's Board of Directors ("Board") is soliciting your proxy to vote at the scheduled 2017 Annual Meeting or at any later meeting should the scheduled Annual Meeting be adjourned or postponed for any reason. Your proxy will authorize specified people (proxies) to vote on your behalf at the Annual Meeting in accordance with your written instructions. By use of a proxy, you can vote, whether or not you attend the meeting.

What will I be voting on? You will be voting on (1) the election of four director nominees named in this Proxy Statement for terms expiring at the 2020 annual meeting of shareholders; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2017; (3) the approval of the Amended and Restated 2013 Stock and Cash Incentive Plan; (4) an advisory vote to approve the compensation of the named executive officers; and (5) an advisory vote on the frequency of the shareholder vote to approve the compensation of the named executive officers.

What are the Board of Directors' recommendations? The Board recommends a vote (1) FOR the election of the four director nominees named in this Proxy Statement; (2) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent registered public accounting firm for 2017; (3) FOR the approval of the Amended and Restated 2013 Stock and Cash Incentive Plan; (4) FOR the advisory vote on the compensation of the named executive officers; and (5) FOR the selection of "One Year" on the proposal recommending the frequency of the shareholder vote to approve the compensation of the named executive officers.

Could other matters be decided at the Annual Meeting? We do not know of any other matters that will be raised at the Annual Meeting. The Chairman will allow presentation of a proposal or a nomination for the Board from the floor at the Annual Meeting only if the proposal or nomination was properly submitted. The proxies will have discretionary authority, to the extent permitted by law, to vote for or against other matters that may properly come before the Annual Meeting as those persons deem advisable.

How many votes can be cast by all shareholders? Each share of Ball Corporation common stock (other than 688 shares of common stock that have been granted as restricted stock without voting rights) is entitled to one vote on each of the four directors to be elected and one vote on each other matter that is properly presented at the Annual Meeting.

How do I vote my shares if I am a record holder? If you are a record holder of shares; that is, the shares are registered in your name and not the name of your broker or other nominee, you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by telephone or via the Internet as instructed on page 2 of the Proxy Statement and on your proxy card, or you can complete, sign, date and mail your proxy card if you request a paper copy of the proxy materials. You may also vote by attending the Annual Meeting, or sending a personal representative to the Annual Meeting with an appropriate proxy, in order to vote. Unless you or a personal representative plan to be in attendance and vote at the meeting, your vote must be received no later than 11:59 P.M. (EDT) on Tuesday, April 25, 2017.

How do I vote my shares if I hold my shares under the Employee Stock Purchase Plan ("ESPP") or the 401(k) Plan? Participants may vote their shares in the manner set forth above; however, shares held through the Plans must be voted by 11:59 P.M. (EDT) on Sunday, April 23, 2017. The Trustee of the 401(k) Plan will vote the unvoted shares for each voting item in the same proportion as the voted shares for each item. The Administrator of the ESPP will vote the unvoted shares for that Plan in accordance with the Board of Directors' recommendations.

How do I vote my shares if I hold my shares in "street name" through a bank or broker? If you hold your shares as a beneficial owner through a bank, broker or other nominee, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the meeting. Your bank, broker or other nominee will send you specific instructions in this regard to vote your shares. If you do not provide instructions to your bank, broker or other nominee, whether your shares are voted depends on the type of item being considered for a vote. For example, under applicable stock exchange rules, brokers are permitted to vote on "discretionary" items if the voting instructions from the beneficial owners of the shares are not provided in a timely manner. Brokers are not permitted to vote on "nondiscretionary" items. The proposal to approve the appointment of independent auditors is considered a "discretionary" item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least ten days before the date of the meeting. In contrast, the other items to be voted on at the Annual Meeting are "nondiscretionary" items. This means brokerage firms that have not received voting instructions from their clients on these items may not vote on them. These so-called "broker nonvotes" will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the votes for such items.

Can I revoke my proxy or change my vote? Shareholders of record may revoke their proxies or change their votes in writing at any time prior to the meeting by sending written notice of revocation to the Corporate Secretary; by voting again by telephone or via the Internet; by voting in writing if they requested their materials in paper copy; or by voting in person at the meeting. Attendance in and of itself at the Annual Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

At the close of business on March 1, 2017, there were outstanding 175,066,162 shares of common stock. Other than 688 shares of common stock granted as restricted stock without voting rights, each of the shares of common stock is entitled to one vote. Shareholders do not have cumulative voting rights with respect to the election of directors.

Based on Schedule 13G filings with the Securities and Exchange Commission ("SEC"), the following table indicates the beneficial owners of more than 5% of the Corporation's outstanding common stock as of December 31, 2016:

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	16,593,122	(1)	9.4
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, Maryland 21202	15,729,315	(2)	8.9
Fidelity Management & Research LLC 245 Summer Street Boston, Massachusetts 02210	12,107,274	(3)	6.9
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	10,233,947	(4)	5.9

(1)
269,927 shares with sole power to vote or direct to vote.
29,215 shares with shared power to vote or direct to vote.
16,295,990 shares with sole power to dispose of or to direct the disposition of.
297,132 shares with shared power to dispose of or to direct the disposition of.

  Vanguard Fiduciary Trust Company ("VFTC"), a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 222,257 shares or 0.12% of the Common Stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts.

  Vanguard Investments Australia, Ltd. ("VIA"), a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 122,545 shares or 0.07% of the Common Stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.

(2)
4,494,300 shares with sole voting power and 15,729,315 shares with sole dispositive power. No shares with shared voting power and shared dispositive power.

(3)
1,483,587 shares with sole power to vote or direct to vote. 12,107,274 shares with sole power to dispose of or to direct the disposition of. No shares with shared power to vote or to direct the vote and no shares with shared power to dispose of or to direct the disposition of.

(4)
8,756,498 shares with sole voting power and 10,233,947 shares with sole dispositive power. No shares with shared voting power and no shares with shared dispositive power.

BENEFICIAL OWNERSHIP

The following table lists the beneficial ownership of common stock of the Corporation of our director nominees, continuing directors, all individuals who served as either our Chief Executive Officer ("CEO") or our Chief Financial Officer ("CFO") during the last fiscal year, the three other most highly compensated executive officers of the Corporation and, as a group, all of such persons and our other executive officers as of the close of business on March 1, 2017.

					Included in Shares Beneficially Owned	Excluded from Shares
Title of Class	Name of Beneficial Owner	Shares Beneficially Owned (1)		Percent of Class (2)	Number of Shares Which Become Available or Subject to Options Exercisable or Which Become Exercisable Within 60 Days of March 1, 2017 (3)	Deferred Share or Stock Unit Equivalent (4)	Restricted Stock Shares or Units (5)

Common	Robert W. Alspaugh	3,000		*	—	27,787	35,678
Common	Charles E. Baker	284,925	(6)	*	225,456	62,793	30,259
Common	Erik C. M. Bouts	37,177		*	20,587	—	46,988
Common	Michael J. Cave	3,000		*	—	3,032	9,498
Common	Hanno C. Fiedler	126,730		*	—	—	34,366
Common	John A. Hayes	1,505,731	(7)	*	1,278,810	270,614	137,177
Common	Daniel J. Heinrich	3,000		*	—	—	6,000
Common	R. David Hoover	1,546,071	(8)	*	1,153,000	100,073	17,342
Common	Scott C. Morrison	444,202		*	277,069	137,514	50,393
Common	Georgia R. Nelson	9,000		*	—	34,434	33,678
Common	Cynthia A. Niekamp	3,000		*	—	—	6,000
Common	Lisa A. Pauley	328,136	(9)	*	142,655	77,835	31,717
Common	George M. Smart	37,442		*	—	13,302	33,678
Common	Theodore M. Solso	60,941	(10)	*	—	62,367	33,678
Common	Stuart A. Taylor II	83,678		*	—	53,157	33,678
Common	All of the above and present executive officers as a group (20)	4,738,272	(11)	2.7	3,269,602	930,813	657,054

(1)
Full voting and dispositive investment power, unless otherwise noted.

(2)
* Indicates less than 1% ownership.

(3)
Includes RSUs that may vest or options that may vest or be acquired upon exercise during the next 60 days.

(4)
These deferred shares or stock units are equivalent to an equal number of shares of common stock that have been deferred to the Ball Corporation Deferred Compensation Company Stock Plans, with no voting rights or dispositive investment power with respect to the underlying common stock prior to its issuance.

(5)
These Restricted Stock Shares or RSUs have no voting rights or dispositive investment power.

(6)
Includes 1,040 shares owned by Mr. Baker's children, as to which he disclaims beneficial ownership.

(7)
Includes 80,672 shares held in trust, as to which he disclaims beneficial ownership.

(8)
Includes 32,605 shares held in trust for Mr. Hoover's spouse, as to which he disclaims beneficial ownership.

(9)
Includes 131,694 shares owned by Ms. Pauley's spouse, as to which she disclaims beneficial ownership.

(10)
Includes 28,000 shares held in trust, as to which Mr. Solso disclaims beneficial ownership.

(11)
Includes 274,011 shares to which beneficial ownership is disclaimed. In addition, no shares have been pledged as security.

VOTING ITEM 1—ELECTION OF DIRECTORS

Pursuant to our Amended Articles of Incorporation, as amended, and the Indiana Business Corporation Law, our Board of Directors is divided into three classes, as nearly equal in number as possible, with directors serving staggered three-year terms. Amendments to the Indiana Business Corporation Law in 2009 made this classified Board structure statutorily required for Ball Corporation, effective from and after July 31, 2009. On April 26, 2017, four persons are to be elected to serve as directors until the 2020 Annual Meeting of Shareholders. Unless otherwise instructed on the accompanying proxy, the persons named in the proxy intend to vote for nominees John A. Hayes, George M. Smart, Theodore M. Solso and Stuart A. Taylor II to hold office as directors of the Corporation until the 2020 Annual Meeting of Shareholders (Class II), or, in each case, until his respective successor is elected and qualified. Each of the nominees has consented to be named as a candidate in the Proxy Statement and has agreed to serve if elected. If, for any reason, any of the nominees becomes unavailable for election, the shares represented by proxies will be voted for any substitute nominee or nominees designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve.

Under the Corporation's Amended Articles of Incorporation, as amended, in an uncontested election, which is the case at this Annual Meeting, directors are elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. If more "against" than "for" votes are received, the Corporation's Bylaws require the director to tender his or her resignation and the Nominating/Corporate Governance Committee must make a recommendation to the Board to consider whether to accept the resignation. The relevant Bylaw provisions are set out in Exhibit A to this Proxy Statement. For this vote, abstentions and broker nonvotes are considered neither votes "for" nor "against" and will not affect the outcome of the vote. Proxies may not be voted for a greater number of persons than the four named nominees.

Set forth for each director nominee in Class II and for each continuing director in Classes I and III is the director's principal occupation and employment during the past five years or, if longer, the period during which the director has served as a director, and certain other information, including his or her public company directorships during the past five years.

The Board of Directors recommends a vote "FOR" the election of each nominee for Director named.

DIRECTOR NOMINEES AND CONTINUING DIRECTORS

To Be Elected for a Term of Three Years Until the 2020 Annual Meeting (Class II)

John A. Hayes

Director since: 2010

Age: 51

Other Public Company Boards: None

Mr. Hayes has been Chairman, Ball Corporation since April 2013; President and Chief Executive Officer, Ball Corporation, since January 2011. He was President and Chief Operating Officer, January 2010 to January 2011; Executive Vice President and Chief Operating Officer, 2008 to 2010; President, Ball Packaging Europe and Senior Vice President, Ball Corporation, 2007 to 2008; Executive Vice President, Ball Packaging Europe and Vice President, Ball Corporation, 2005 to 2006; Vice President, Corporate Strategy, Marketing and Development, 2003 to 2005; Vice President, Corporate Planning and Development, 2000 to 2003; Senior Director, Corporate Planning and Development, 1999.

Specific qualifications, attributes, skills and experience: Prior to joining Ball Corporation in 1999, Mr. Hayes was a Vice President of Lehman Brothers Inc. and part of an investment banking team which focused on merger and acquisition and financing advice to several major companies, including the Corporation. At Ball, Mr. Hayes initially headed our corporate development and planning activities as Senior Director and then Vice President, Corporate Planning and Development, taking on the added responsibilities of marketing and new product development from 2003 to mid-2005. He then served as President of Ball Packaging Europe, which produced excellent financial results and strong revenue growth under his leadership. During 2008 and 2009, Mr. Hayes served as Ball's Executive Vice President and Chief Operating Officer, successfully leading our key operating divisions through the economic and financial crisis. In January 2010, he was named our President and Chief Operating Officer and joined the Ball Board. In January 2011, he became our President and Chief Executive Officer, and in April 2013 he also became our Chairman. Mr. Hayes' extensive investment banking and leadership experience within Ball, including as CEO for the past six years, make him well qualified to serve as a director.

George M. Smart

Director since: 2005

Age: 71

Board Committees: Human Resources and Nominating/Corporate Governance

Other Public Company Boards: Director, FirstEnergy Corp., Akron, Ohio.

Mr. Smart has served as Chairman of FirstEnergy since 2004, except for a brief transition period from January 1, 2015, to April 30, 2015, when he was its Lead Independent Director.

Specific qualifications, attributes, skills and experience: Mr. Smart's long career and success in the U.S. can manufacturing industry make him well qualified to serve as a director. He steadily assumed increasing responsibility at Central States Can Co., a division of Van Dorn Company, culminating in his acting as its President and Chief Executive Officer from 1978 to 1993. When Central States was acquired in 1993, Mr. Smart and his management team established a start-up company, Phoenix Packaging Corporation, to manufacture and sell full-panel easy-open ends for food containers, including to Ball's food can division. Serving as Chairman and Chief Executive Officer for Phoenix, Mr. Smart led its growth to a profitable company with revenues in excess of $80 million, when it was sold to Sonoco Products Company and became Sonoco-Phoenix, Inc. in 2001. Mr. Smart served as President of Sonoco-Phoenix until 2004 and has been Chairman of the Board of FirstEnergy Corp. since 2004, except for a brief transition period in 2015, when he was its Lead Independent Director. Mr. Smart also previously served on the boards of Belden & Blake Corporation, Commercial Intertech Corporation, Unizan Financial, Van Dorn Company and as Chairman of the Can Manufacturers Institute.

Theodore M. Solso

Lead Independent Director since: 2013

Director since: 2003

Age: 70

Board Committees: Human Resources and Nominating/Corporate Governance

Other Public Company Boards: Director, General Motors Company. In the past five years, Mr. Solso has served on the boards of Ashland Inc., Covington, Kentucky; and Cummins Inc., Columbus, Indiana.

Mr. Solso was Chairman and Chief Executive Officer of Cummins Inc. from 2000 to 2011.

Specific qualifications, attributes, skills and experience: Mr. Solso had a successful 40-year career at Cummins Inc., a Fortune 500 manufacturing company with operations around the world. This culminated with Mr. Solso becoming Chairman and Chief Executive Officer of Cummins in January 2000, a position he held through 2011, for a total of 12 years. Under his leadership, Cummins increased revenues from $6.6 billion in 2000 to over $18 billion in 2011. During the same period, its earnings per share and operating cash flow increased from $0.35 and $550 million, to $9.55 and $2.1 billion, respectively. Mr. Solso has been on the Ball Board since 2003 and is a trustee of Earth University in Costa Rica. He also serves on the board of Ad Astra Rocket Company, Houston, Texas; and General Motors Co., Detroit, Michigan, and was elected its Lead Independent Director in January 2016. Mr. Solso's long experience in leadership positions with a major global manufacturing company and his service on other public company boards make him well qualified to serve as a director.

Stuart A. Taylor II

Director since: 1999

Board Committees: Audit and Human Resources

Age: 56

Other Public Company Boards: Director, Hillenbrand, Inc., Batesville, Indiana; and Essendant, Inc., Deerfield, Illinois.

Mr. Taylor has been the Chief Executive Officer, The Taylor Group LLC, Chicago, Illinois, since June 2001; he was Senior Managing Director, Bear, Stearns & Co. Inc., Chicago, Illinois, 1999 to 2001.

Specific qualifications, attributes, skills and experience: Prior to starting his own private equity firm, Mr. Taylor spent 19 years in investment banking. The majority of that time was spent at Morgan Stanley in its Corporate Finance Department. In that capacity he executed a number of mergers and acquisitions and financings, including working with Ball in 1993 on the acquisition of Heekin Can Company. He also spent time at several other firms including Bear Stearns where he was a Senior Managing Director and Head of the Chicago office. In 2001, Mr. Taylor established The Taylor Group LLC, of which he is Chief Executive Officer, a successful investment company that primarily invests in small to mid-market businesses. Mr. Taylor has been a director of Ball since 1999, acted as our Presiding Director from 2004 to 2008 and chairs our Human Resources Committee. He is also a director of two other U.S.-based public companies. Mr. Taylor's extensive experience as an investment banker, entrepreneurial investor and Ball Board member make him well qualified to serve as a director.

To Continue in Office Until the 2018 Annual Meeting (Class III)

Robert W. Alspaugh

Director since: 2008

Age: 70

Board Committees: Audit and Finance

Other Public Company Boards: Director, Autoliv, Inc., Stockholm, Sweden; VeriFone Systems, Inc., San Jose, California; and Triton International, Hamilton, Bermuda.

Mr. Alspaugh was the Chief Executive Officer for KPMG International from 2002 to 2005.

Specific qualifications, attributes, skills and experience: Mr. Alspaugh enjoyed a distinguished 35-year career with KPMG, with increasing responsibility, which culminated in his acting as Deputy Chairman and Chief Operating Officer of KPMG-U.S. from 1998 to 2002 and Chief Executive Officer of KPMG International from 2002 to October 2005. Mr. Alspaugh's extensive experience, qualifications and skills as a leader of one of the "big four" global accounting firms enhance his service as Chair of the Corporation's Audit Committee and he has provided valuable input as a result. He also sits on three other public company boards, one in the U.S. and the others overseas (where he chairs the audit committees), thus providing good cross-functional background and experience, with an international component. Mr. Alspaugh's extensive professional experience as a leader of a major global accounting firm, advising and supporting large international corporations, as well as his service on other company boards, make him well qualified to serve as a director. Mr. Alspaugh currently serves on the audit committees of three other public companies, and Ball Corporation's board of directors has determined that such simultaneous service will not impair his ability to effectively serve on Ball's audit committee.

Michael J. Cave

Director since: 2014

Age: 56

Board Committee: Audit and Finance

Other Public Company Boards: Director, Esterline Technologies, Bellevue, Washington; Harley-Davidson, Inc., Milwaukee, Wisconsin; and Aircastle Limited, Stamford, Connecticut.

Mr. Cave was Senior Vice President, The Boeing Company, and President of Boeing Capital Corp. from 2010 to 2014, and served for many years in senior management positions at Boeing.

Specific qualifications, attributes, skills and experience: Mr. Cave served for 31 years in various managerial capacities for The Boeing Company. Most recently, Mr. Cave served as Senior Vice President and President of Boeing Capital Corp., a subsidiary of The Boeing Company, from 2010 to 2014. Prior to that, he served as Senior Vice President of Business Development and Strategy at The Boeing Company, as well as Vice President of Business Strategy & Marketing of Boeing Commercial Airplanes from 2006 until late 2009. Prior to that, Mr. Cave served as Vice President & General Manager of Boeing's Airplane Programs division and focused on the strategy, product development and business results associated with those products. From 2003 to 2006, Mr. Cave served as the Chief Financial Officer of Boeing's Commercial Airplanes division and held various other senior positions prior to 2003. In addition to his accounting and financial expertise, Mr. Cave has broad experience in marketing and informational systems. He also serves on the Board of Directors of Harley Davidson, Inc. (and as its non-executive Chairman), Aircastle Limited and Esterline Technologies. In 2004, Mr. Cave was honored with the Award for Executive Excellence by the Hispanic Engineer National Achievement Awards Corporation. His experience and qualifications described above make him well qualified to serve as a director.

R. David Hoover

Director since: 1996

Age: 71

Board Committee: Finance

Other Public Company Boards: Director, Eli Lilly and Company, Indianapolis, Indiana; Edgewell Personal Care Company, St. Louis, Missouri. During the past five years, Mr. Hoover was also a director of Steelcase, Inc., Grand Rapids, Michigan.

Mr. Hoover was Chairman, Ball Corporation, January 2011 to April 2013; Chairman and Chief Executive Officer, January 2010 to January 2011; Chairman, President and Chief Executive Officer, April 2002 to January 2010; President and Chief Executive Officer, January 2001 to April 2002; Vice Chairman, President and Chief Operating Officer, April 2000 to January 2001; Vice Chairman, President and Chief Financial Officer, January 2000 to April 2000; Vice Chairman and Chief Financial Officer, 1998 to 2000; Executive Vice President and Chief Financial Officer, 1997 to 1998; Executive Vice President, Chief Financial Officer and Treasurer, 1996 to 1997.

Specific qualifications, attributes, skills and experience: Mr. Hoover has enjoyed a varied and successful 47-year career with Ball as a director, officer and employee serving in multiple corporate and divisional roles, including as Vice President and Treasurer from 1987 through 1992, Chief Financial Officer from 1993 to April 2000, and Chief Operating Officer for the balance of 2000. He was our Chief Executive Officer from January 2001 to January 2011, and led the Corporation through an unprecedented period of growth in revenues, earnings per share and free cash flow. Mr. Hoover's considerable working knowledge and leadership experience with respect to our Corporation make him uniquely qualified to serve as a director. He has been a Ball Board member for over 20 years, serving as Chairman from 2002 until 2013, and serves as a director of two other U.S.-based public companies. Mr. Hoover has also served on the Board of Trustees of DePauw University since 2002 and serves on the board of the Children's Hospital Colorado.

To Continue in Office Until the 2019 Annual Meeting (Class I)

Hanno C. Fiedler

Director since: 2002

Age: 71

Board Committees: Audit and Nominating/Corporate Governance

Other Public Company Boards: In the past five years, Mr. Fiedler served on the Supervisory Boards of manroland AG, Offenbach, Germany; Pfleiderer AG, Neumarkt, Germany; Langmatz GmbH (now Langmatz AG), Garmisch-Partenkirchen, Germany; Thyssenkrupp Steel AG, Duisburg, Germany; HowaldtswerkeDeutsche Werft AG, Kiel, Germany; and Pfleiderer Unternehmensverwaltung GmbH, Neumarkt, Germany.

Mr. Fiedler was Executive Vice President, Ball Corporation, and Chairman and Chief Executive Officer, Ball Packaging Europe, December 2002 to December 2005; Chairman and Chief Executive Officer, Schmalbach-Lubeca AG, 1996 to 2002.

Specific qualifications, attributes, skills and experience: After a successful career with TRW, Inc., in 1996 Mr. Fiedler became Chairman and Chief Executive Officer of Schmalbach-Lubeca AG, one of the largest and most successful rigid packaging companies based in Europe. When Ball acquired the beverage can business of Schmalbach-Lubeca in December 2002, Mr. Fiedler became Chairman and Chief Executive Officer of Ball Packaging Europe GmbH and also joined the Board of Ball Corporation. In that capacity, Mr. Fiedler provided excellent leadership to our newly-acquired European business which generated strong earnings performance during his tenure, despite the adverse effects of the German mandatory deposit system for rigid packaging which was initiated in 2003. Mr. Fiedler retired from active management of Ball Packaging Europe at the end of 2005. He has served on the Supervisory Boards of a number of major German companies. His leadership experience within the rigid container industry worldwide, with specific emphasis on Europe, makes him well qualified to serve as a director.

Daniel J. Heinrich

Director since: 2016

Age: 60

Board Committees: Audit and Nominating/Corporate Governance

Other Public Company Boards: Mr. Heinrich currently serves on the board of directors for ARAMARK, Philadelphia, Pennsylvania; and Edgewell Personal Care Company, St. Louis, Missouri.

Mr. Heinrich was executive vice president and chief financial officer of The Clorox Company from 2003 to 2011. Previous corporate roles include senior vice president and treasurer at Transamerica Finance Corporation; senior vice president, treasurer and controller at Granite Management Company; and senior vice president, chief accounting officer and controller at First Nationwide Bank.

Specific qualifications, attributes, skills and experience: Mr. Heinrich joined The Clorox Company in 2001 as vice president and controller and served as its executive vice president and chief financial officer from 2003 until 2011. As CFO and the senior financial executive for Clorox, Mr. Heinrich served as a member of its executive and employee benefits committees; secretary to the audit and finance committees of the board, and board member for most of the company's subsidiaries. He had senior management responsibility for the financial aspects of a large, global organization including its global business services, mergers and acquisitions, accounting, tax and information technology activities. Mr. Heinrich also serves on the boards of ARAMARK and Edgewell Personal Care, where he chairs their audit committees and serves on their finance committees. Additionally, Mr. Heinrich serves on the board of a large, privately held winery in California, where he is a member of its audit and finance committee, and its management development and compensation committee, and participates on various operating and advisory committees including information systems, new product development, agriculture and operations/supply chain. Mr. Heinrich's extensive management and board experience clearly qualify him to serve as a director of our Corporation.

Georgia R. Nelson

Director since: 2006

Age: 67

Board Committees: Human Resources and Nominating/Corporate Governance

Other Public Company Boards: Ms. Nelson is a director of Cummins Inc., Columbus, Indiana; Transalta Corporation, Calgary, Alberta; and Sims Metal Management Ltd., Botany, Australia.

Ms. Nelson has been President and Chief Executive Officer, PTI Resources, LLC, Chicago, Illinois, since June 2005; was President, Midwest Generation EME LLC, Chicago, Illinois, April 1999 to June 2005; and was General Manager, Edison Mission Energy Americas, Irvine, California, January 2002 to June 2005.

Specific qualifications, attributes, skills and experience: Ms. Nelson has enjoyed a successful career in the energy industry, serving as a senior executive for several U.S. and international energy companies, including as President of Midwest Generation EME, LLC from April 1999 to June 2005 and General Manager of Edison Mission Energy Americas from January 2002 to June 2005. She has had extensive international experience as well as environmental and policy experience on four continents. Ms. Nelson regularly lectures on business and corporate governance matters including at Northwestern University's Kellogg Graduate School of Management, and serves on the advisory committee of the Center for Executive Women at Northwestern. Ms. Nelson is a National Association of Corporate Directors ("NACD") Board Leadership Fellow. She also serves as a director of CH2M Inc. Previously Ms. Nelson served on four other publicly traded company boards. Ms. Nelson's leadership roles in global businesses as well as her service on other company boards, clearly qualify her to serve as a director of our Corporation.

Cynthia A. Niekamp

Director since: 2016

Age: 57

Board Committees: Human Resources and Finance

Other Public Company Boards: Ms. Niekamp currently serves on the board of directors of Magna International Inc., Toronto, Ontario. In the past five years, she also served on the board of Cooper Tire & Rubber Company.

Ms. Niekamp is a former senior executive of PPG Industries, Inc., having served most recently as senior vice president of automotive coatings. Prior to that, she was president and general manager of TorqTransfer Systems at BorgWarner Inc.; senior vice president and chief financial officer at MeadWestvaco Corporation (now WestRock Company); and held various leadership roles at TRW, Inc. and General Motors Company.

Specific qualifications, attributes, skills and experience: Ms. Niekamp joined PPG in 2009 as vice president of automotive coatings and was promoted to senior vice president in 2010. She had responsibility for a sizeable business with operations across 15 countries and more than 6,000 employees. She also served as member of the PPG operating committee until her retirement in 2016. While at PPG, Ms. Niekamp charted and implemented a strategy to improve the financial performance of the business unit and to double its revenues. She also accelerated the business' growth into emerging countries, diversified the customer base and pursued strategic acquisitions. Previously, Ms. Niekamp served as president and general manager of BorgWarner's TorqTransfer Systems division, a supplier of engineered-four-wheel drive systems to major automakers. She also served in various executive roles for MeadWestvaco Corporation (now WestRock Company), including vice president, corporate strategy and planning; senior vice president, strategy and specialty operations; and chief financial officer, and has previously served on four other publicly traded company boards. Ms. Niekamp's extensive management and board experience clearly qualify her to serve as a director of our Corporation.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

In April 2013, John A. Hayes was named Chairman of the Board, having been elected a director in 2010. In 2011, prior to his election as Chairman, Mr. Hayes was named President and Chief Executive Officer ("CEO"), while R. David Hoover, our predecessor CEO, continued to serve as Chairman of the Board. The decision to split the position of Chairman and CEO at that time was part of an orderly succession plan by which Mr. Hayes transitioned into his current role. Mr. Hayes assumed the position of Chairman after more than 14 years with Ball, most recently serving as President and CEO and a member of the Board.

Our Board of Directors is composed of Mr. Hayes and Mr. Hoover, as well as nine other directors, all of whom are independent directors. The Board has four standing committees—Audit, Nominating/Corporate Governance, Human Resources and Finance. Each of the committees, except for Finance, is composed solely of independent directors (the Finance Committee is primarily composed of independent directors), with each of the four committees, except Finance, having an independent director serving as chairman. Mr. Solso has served as Lead Independent Director since April 2013.

Although the Corporation's Bylaws do not require that the roles of Chairman and CEO be combined, we believe our Corporation and its shareholders are well served by this traditional board leadership model. Having a single person lead the Corporation and the Board provides clear leadership, helps to maintain uniform management vision for the Corporation and the Board and provides efficiency. The Board believes that the CEO is the person best suited to serve as Chairman, because he is the person most familiar with the Corporation's businesses and the most capable of effectively identifying strategic priorities and opportunities and leading the Board in the discussion of the execution of the Corporation's strategy. Pursuant to SEC and New York Stock Exchange ("NYSE") rules, regularly scheduled executive sessions of nonmanagement directors are held. Executive sessions of independent directors are also held at least annually. Such meetings promote open discussion by nonmanagement and independent directors, enabling them to serve as a check on management, if necessary. The meetings of the independent directors are chaired by the Lead Independent Director, who is appointed by the Board.

In accordance with NYSE requirements, our Audit Committee is responsible for overseeing the risk management function of the Corporation. While the Audit Committee has primary responsibility for overseeing risk management, the entire Board is involved in overseeing risk management for the Corporation. Additionally, each Board committee considers the specific risks within its area of responsibility. Our Internal Audit Department has, for many years, analyzed various areas of risk to the Corporation and has provided risk assessment and analysis to our Audit Committee. In 2007, the Corporation established a comprehensive Enterprise Risk Management process which is now supervised by our Senior Vice President and Chief Financial Officer, whereby key corporate and divisional risks are systematically identified and assessed on a regular basis. The results of this ongoing risk assessment are reported to our Audit Committee and to our Board at least annually.

One of the responsibilities of our Board of Directors is to evaluate the effectiveness of the Board and make recommendations involving its organization and operation. We recognize that different board leadership structures may be appropriate for different companies and at different times. We believe our current leadership structure, with Mr. Hayes serving as Chairman, President and CEO, a Board with a majority of independent directors, an independent chairman for each of our standing Board committees, except Finance, and separate meetings of nonmanagement and independent directors, the latter led by the Lead Independent Director, provides the most effective form of leadership for our Corporation at this time. We believe that our directors provide effective oversight of risk management through the Board's regular dialogue with Ball management, the Enterprise Risk Management process, annual Board and Committee self-evaluation and assessment of specific risks within each Board committee's areas of responsibility.

BOARD DIVERSITY

Ball's Nominating/Corporate Governance Committee consistently applies the principles of diversity in its consideration of candidates for Board positions. In addition to considering characteristics such as race, gender and national origin, the Committee considers a variety of other characteristics such as business and professional experience, education and skill, all leading to differences of viewpoint and other individual qualities that contribute to Board heterogeneity. This has resulted in a diverse group of talented and capable Board members, as described in more detail under "Director Nominees and Continuing Directors."

GOVERNANCE OF THE CORPORATION

Corporate Governance Guidelines

The Board has established Corporate Governance Guidelines to comply with the relevant provisions of Section 303A of the NYSE Listed Company Manual (the "NYSE Listing Standards"). The Corporate Governance Guidelines are set forth on the Corporation's Website at www.ball.com/investors under "Corporate Governance." A copy may also be obtained upon request from the Corporation's Corporate Secretary.

Policies on Business Ethics and Conduct

Ball established a Corporate Compliance Committee in 1993, which now consists of a focal point in each operating division and which is chaired by a designated Compliance Officer. The Committee provides quarterly reports to management and to the Audit Committee. The Committee also publishes a code of business ethics, which is in the form of the Business Ethics Code of Conduct. The Board has adopted a separate additional business ethics statement referred to as the Ball Corporation Executive Officers and Directors Business Ethics Statement ("Executive Officers and Directors Ethics Statement") designed to establish principles requiring the highest level of ethical behavior toward achieving business success within the requirements of the law and the Corporation's policies and ethical standards. The Business Ethics Code of Conduct and the Executive Officers and Directors Ethics Statement are set forth on the Corporation's Website at www.ball.com/investors under "Corporate Governance" and then under "Highlights." Copies may also be obtained upon request from the Corporation's Corporate Secretary.

Director Training

All new directors receive orientation training soon after being elected to the Board. Continuing education programs are made available to directors including internal presentations, third-party presentations and externally offered programs. Four directors attended externally offered director training programs in 2016.

Communications With Directors

The Corporation has established means for shareholders or others to send communications to the Board. Persons interested in communicating with the Board, its individual directors or its committees may send communications in writing to the Corporate Secretary or the Chairman of the Board. The communication should be sent in care of the Corporate Secretary, Ball Corporation, by mail to P.O. Box 5000, Broomfield, Colorado 80038-5000 or facsimile transmission to 303-460-2691.

In accordance with the NYSE and SEC requirements, the Corporation has established additional means for interested parties to send communications to the Board and selected committees, which are described on the Corporation's Website at www.ball.com/investors under "Corporate Governance."

Shareholder proposals for inclusion in the Corporation's proxy materials will continue to be handled and must be communicated as disclosed in this Proxy Statement under "Shareholder Proposals for 2018 Annual Meeting."

Meetings of Nonmanagement and Independent Directors

The Board meets regularly and not less than four times per year. Nonmanagement directors meet regularly, usually in conjunction with a regular Board meeting. Independent directors meet at least annually. Theodore M. Solso serves as Lead Independent Director.

Director Independence Standards

Pursuant to the NYSE Listing Standards, the Board has adopted a policy adhering to the director independence requirements of the NYSE in determining the independence of directors. These standards are described on the Corporation's Website at www.ball.com/investors under "Corporate Governance."

The Board has determined that a majority of the Board is independent. Based upon the NYSE independence standards, during 2016 each of the members of the Board was and currently is independent with the exception of Messrs. Hayes and Hoover.

BOARD MEETINGS AND ANNUAL MEETING

The members of the Board are expected to attend all meetings of the Board, relevant committee meetings and the Annual Meeting of Shareholders. The Board held seven meetings during 2016. Every legacy director attended 80% or more of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the director served. All such directors attended the 2016 Annual Meeting. Mr. Heinrich and Ms. Niekamp attended all Board and applicable committee meetings since their respective appointments.

BOARD COMMITTEES

The Board has an Audit Committee, Nominating/Corporate Governance Committee, Human Resources Committee and Finance Committee.

Audit Committee

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities to oversee management's conduct and the integrity of the Corporation's public financial reporting process including the oversight of (1) accounting policies; (2) the system of internal accounting controls over financial reporting; (3) disclosure controls and procedures; (4) the performance of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation (the "independent auditor"); (5) the Internal Audit Department; and (6) oversight of the Corporation's risk management. The Audit Committee is also responsible for engaging and evaluating the Corporation's independent auditor and its lead engagement partner, including the qualifications and independence of both; resolving any differences between management and the independent auditor regarding financial reporting; reviewing and preapproving all audit and non-audit fees and services provided by the independent auditor; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

Members of the Audit Committee are Messrs. Alspaugh, Cave, Fiedler, Heinrich (who joined the Committee in October 2016) and Taylor. The Board has determined that each member of the Audit Committee is independent and financially literate, has accounting or financial management expertise and is an Audit Committee financial expert under the NYSE Listing Standards and the SEC regulations. The Audit Committee met seven times during 2016.

The Report of the Audit Committee is set forth later in this Proxy Statement. The Committee has considered the non-audit services provided during 2016 and 2015 by the independent auditor as disclosed below and determined the services were compatible with maintaining the auditor's independence. The Committee believes the fees paid to the independent auditor in respect of the services were appropriate, necessary and cost-efficient in the management of the business of the Corporation and are compatible with maintaining the auditor's independence.

Audit Fees and Services

The following table represents fees for professional services rendered by PricewaterhouseCoopers LLP, the Corporation's independent auditor, for 2016 and 2015. Audit fees included the audit of the Corporation's annual Consolidated Financial Statements, reviews of quarterly reports and the auditor's report under the Sarbanes-Oxley Act of 2002, together with fees for statutory and subsidiary audits, SEC registration statements, comfort letter and consents. Audit-related services consisted principally of consultations related to the Corporation's acquisitions and divestitures, audits of employee benefit plans, audits of carve-out financial statements, and derivative transactions. Tax fees consisted principally of tax compliance matters related to tax audits, return preparation fees and fees for tax consultations.

	Fiscal 2016	Fiscal 2015

Audit Fees
Audit Reports	$11,871,000	$7,555,000

Audit-Related Fees
Benefit Plans	$164,000	$23,000
Consultations	$3,672,000	$2,627,000

Tax Fees
Tax Compliance Matters	$410,000	$762,000
Tax Consultations	$4,685,000	$3,075,000

All Other Fees	$93,000	$113,000

The Audit Committee's Charter requires management to submit for preapproval all audit, audit-related and non-audit-related services to be performed by the independent auditor. Management and the independent auditor submit a report of fees for review and preapproval by the Committee on a quarterly basis. The Audit Committee requires management and the independent auditor to submit a report at least annually regarding audit, audit-related, tax and all other fees paid by the Corporation to the independent auditor for services rendered in the immediately preceding two fiscal years. The Committee considers whether the fees for non-audit and audit-related services are compatible with maintaining the auditor's independence and requires management and the independent auditor to confirm this as well. The Audit Committee preapproved 100% of all of the above-referenced fees paid in 2016 and 2015 for services that were provided by PricewaterhouseCoopers LLP.

There were no hours expended by persons other than the independent auditor's full-time, regular employees on the independent auditor's engagement to audit the Corporation's financial statements.

A copy of the Audit Committee Charter is set forth on the Corporation's Website at www.ball.com/investors, under "Corporate Governance."

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee is responsible for assisting the Board in fulfilling its responsibility to identify qualified individuals to become Board members; recommending to the Board the selection of Board nominees for the next Annual Meeting of Shareholders; addressing the independence and effectiveness of the Board by advising and making recommendations on matters involving the organization and operation of the Board, Corporate Governance Guidelines and directorship practices; overseeing the evaluation of the Board and its committees; and reviewing and assessing the Corporation's sustainability activities and performance. The Nominating/Corporate Governance Committee utilizes the standards set forth below for considering director nominees.

Members of the Nominating/Corporate Governance Committee are Messrs. Fiedler, Heinrich (who joined the Committee in October 2016), Smart, Solso and Ms. Nelson. The Board has determined that the members of the Committee are independent under the NYSE Listing Standards. The Nominating/Corporate Governance Committee met four times during 2016.

The Board has established a process whereby nominees for the Board may be submitted by members of the Board, the CEO, shareholders and any other persons. The Committee considers these recommended candidates in light of criteria set forth below.

The Committee will seek candidates who meet at a minimum the following criteria: (1) have sufficient time to attend or otherwise be present at Board, relevant Board committee and Shareholders' meetings; (2) will subscribe to Ball Corporation's Corporate Governance Guidelines and the Executive Officers and Directors Ethics Statement; (3) demonstrate credentials and experience in a broad range of corporate matters; (4) have experience, qualifications, attributes and skills that would qualify them to serve as a director; (5) will subscribe to the finalized strategic and operating plans of the Corporation as approved by the Board from time to time; (6) are not affiliated with special interest groups that represent major causes or constituents; and (7) meet the criteria, if any, for being a director of the Corporation as set forth in the Indiana Business Corporation Law, the Articles of Incorporation and the Bylaws of the Corporation.

The Committee will apply the principles of diversity in consideration of candidates. The Committee may utilize and pay third-party consultants to identify and screen candidates on a confidential basis for service on the Board. The Committee will also determine candidates' qualifications in light of the standards set by the Committee and by evaluating the qualifications of all candidates in an attempt to select the most qualified nominees suited to serve as a director while attempting to ensure that a majority of the Board is independent and, where needed, to meet the NYSE and SEC requirements for financial literacy, accounting or financial management expertise or audit committee financial expert status.

The Nominating/Corporate Governance Committee will consider candidates recommended by shareholders in accordance with the Corporation's Bylaws. Any such recommendation should be in writing and addressed to the Chair, Nominating/Corporate Governance Committee, in care of the Corporate Secretary, Ball Corporation, by mail to P.O. Box 5000, Broomfield, Colorado 80038-5000.

The Nominating/Corporate Governance Committee received no recommendations for candidates as nominees for the Board from a security holder or group of security holders that beneficially owned more than 5% of the Corporation's voting common stock for at least one year as of the date of the recommendation.

A copy of the Nominating/Corporate Governance Committee Charter is set forth on the Corporation's Website at www.ball.com/investors under "Corporate Governance."

Human Resources Committee

The primary purpose of the Human Resources Committee is to assist the Board in fulfilling its responsibilities related to the evaluation and compensation of the CEO and overseeing the compensation of the other executive officers of the Corporation; approving the Corporation's stock and cash incentive compensation programs including awards to executive officers and the number of shares to be optioned and/or granted from time to time to employees of the Corporation; approving and receiving reports on major benefit plans, plan changes and determinations and discontinuations of benefit plans; discussing the performance evaluation system and succession planning system of the Corporation, including discussions with the Chairman of the Board and the CEO about the succession plan for the Chairman of the Board and the CEO; hiring experts, including executive compensation consultants, as deemed appropriate to advise the Committee; assessment of compensation-related risks; and authorizing the administration of compensation programs and the filing of required reports with federal, state and local governmental agencies.

Members of the Human Resources Committee are Messrs. Smart, Solso, Taylor, Mses. Nelson and Niekamp (who joined the Committee in October 2016). The Board has determined that the members of the Committee are independent under the NYSE Listing Standards. The Human Resources Committee met five times during 2016. A copy of the Human Resources Committee Charter is set forth on the Corporation's Website at www.ball.com/investors under "Corporate Governance."

Finance Committee

The Finance Committee assists the Board in fulfilling its responsibility to oversee management in the financing and related risk management of the Corporation, the status of the Corporation's retirement plans and insurance policies and the Corporation's policies relating to interest rates, commodity hedging and currency hedging. The Committee may hire experts as deemed appropriate to advise the Committee in the performance of its duties. The Committee reports to the Board concerning the financing of the Corporation and the performance of the Committee.

The members of the Finance Committee are Messrs. Alspaugh, Cave, Hoover and Ms. Niekamp (who joined the Committee in October 2016). The Committee met four times during 2016. A copy of the Finance Committee Charter is set forth on the Corporation's Website at www.ball.com/investors under "Corporate Governance."

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS
AND CERTAIN CONTROL PERSONS

Ball Corporation has adopted a policy with respect to transactions with related persons requiring its executive officers and directors to comply with all SEC and NYSE requirements concerning transactions between the Corporation and "related persons," as defined in the applicable SEC and NYSE rules. To facilitate compliance with the related persons policy, the Board adopted procedures for the review, approval or ratification of any transaction required to be reported under the applicable rules. The policy provides that each executive officer and director will promptly report to the Chairman of the Board any transaction with the Corporation undertaken or contemplated by such officer or director, by any beneficial owner of 5% or more of the Corporation's voting securities or by any immediate family member. The Chairman of the Board will refer any transaction to the General Counsel for review and recommendation. Upon receipt of such review and recommendation, the matter will be brought before the Nominating/Corporate Governance Committee to consider whether the transaction in question should be approved, ratified, suspended, revoked or terminated. This policy for transactions with related persons is stated in writing and is part of the Ball Corporation Executive Officers and Directors Ethics Statement. The written form of the policy can be found on the Corporation's Website, as indicated in the section "Policies on Business Ethics and Conduct" on page 14 herein.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis ("CD&A") portion of our proxy materials describes Ball Corporation's 2016 executive compensation program and its strong alignment with our pay-for-performance philosophy.

EXECUTIVE SUMMARY

Ball Corporation experienced an exciting and pivotal year in 2016 with the successful completion of the Rexam acquisition as well as the required sale of the divestment business. Annual net sales were $9.1 billion and comparable net earnings were $563 million. Given the midyear timing of the acquisition close, results include six months performance of our legacy operations and six months of the combined post-acquisition operations, as well as the impact of associated integration and separation costs. In addition to the acquisition investment, more than $400 million of growth capital investments in 2016 position the Company for positive Economic Value Added ("EVA®") dollars growth going forward. The chart below summarizes certain key financial results for fiscal year 2016 compared to fiscal year 2015:

	2016	2015	% Growth

Revenue (net sales)	$9.1 billion	$8.0 billion	13.8%
Net Earnings (comparable basis)*	$563 million	$490 million	14.9%
EVA® Generated*	$198.6 million	$180.6 million	10.0%
Closing Stock Price on December 31	$75.07	$72.73	3.2%
Diluted Earnings Per Share (comparable basis)*	$3.49	$3.48	—

*
These financial measures are on a non-U.S. GAAP basis and should be considered in connection with the Consolidated Financial Statements contained within Item 8 of the 2016 Annual Report on Form 10-K (the "Annual Report"). Non-U.S. GAAP measures should not be considered in isolation and should not be considered superior to, or a substitute for financial measures calculated in accordance with U.S. GAAP. A reconciliation of non-GAAP measures to U.S. GAAP is available in Items 6 and 7 of the Annual Report.

Ball's stock price closed 2016 at $75.07, an increase of 3.2% over the prior year. Also during 2016, Ball continued to pay a quarterly cash dividend of 13 cents per share. Including reinvested dividends, Ball generated a total return of 4.0% for the same period. The 2016 year-over-year increase was below the 16.5% increase for the Dow Jones Containers and Packaging Index and the 9.5% increase for the S&P 500. That said, since the end of 2013, Ball's stock price has increased 48.7% as compared to 23.9% for the Dow Jones Containers and Packaging Index and 29.1% for the S&P 500.

The solid 2016 business results are a continuation of the performance we have delivered over the last decade and provide a firm foundation for further growth following the acquisition of Rexam. The graph below compares the cumulative ten-year total return to holders of Ball Corporation's common stock with the cumulative total returns of the S&P 500 Index and the Dow Jones U.S. Containers & Packaging Index. The graph tracks the performance of a $100 investment in our common stock (with the reinvestment of all dividends) and in each of the indexes from December 31, 2006, to December 31, 2016.

Source: Bloomberg

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

Much of our financial success is attributable to the fact that we continue to focus on the key components of our financial strategy, which include:

•

Growing earnings before interest and taxes ("EBIT") by maximizing value in existing businesses, expansion into new markets and products through internal capital investments, and merger and acquisition activities;

•

Maximizing free cash flow;

•

Disciplined and balanced capital allocation; and

•

Generating incremental Economic Value Added ("EVA®") over our 9% after-tax hurdle rate, which is above our weighted average cost of capital ("WACC"), and over time leads to a higher share price and shareholder returns.

In 2016, we had many operational successes that were driven by our over 18,450 global employees and our focused execution of Ball's Drive for 10 vision for continued, long-term value creation, including:

•
Maximizing value in our existing businesses, by leveraging plant floor systems in our metal beverage facilities to improve efficiencies and reduce costs, implementing cost-out and value-in initiatives across all our businesses, and continuing our commitment to sustainability by balancing the economic, environmental and social impacts of our products and operations in our business decisions throughout the year;

•
Expanding into new products and capabilities, with the continued rollout of our widget can and bottle can capabilities to take advantage of ever-shifting beverage customer preferences, as well as our new G3-HD™ two-piece tinplate aerosol can;

•
Aligning ourselves with the right customers and markets, by investing capital to meet double-digit volume growth for specialty beverage containers in existing and emerging drink categories, which on a post-acquisition basis, represent over 30% of our global beverage packaging mix;

•
Broadening our geographic reach, through the Rexam acquisition, as well as with new investments in a metal beverage manufacturing facility in Myanmar, and the construction of a metal beverage container facility in Monterrey, Mexico, producing cans and ends, as well as the further improving production at our extruded aluminum aerosol manufacturing facility in India; and

•
Leveraging our technological expertise, including expanding our cyber capabilities to further enhance our aerospace technical expertise across a broader customer portfolio and subsequently achieving record aerospace contracted backlog of $1.4 billion during 2016.

These ongoing business developments help us stay close to our customers while expanding and/or sustaining our industry positions with major beverage, food, personal care, household products and aerospace customers. The actions we took in 2016, including our successful acquisition of Rexam, are linked directly to our Drive for 10 vision, and position Ball well for continued success in 2017 and beyond. We are actively integrating the newly acquired assets and see opportunities for additional disciplined growth in selected markets and products, and our strong balance sheet provides a solid foundation to support all of our activities.

Pay-for-Performance Continues to Serve as the Foundation of our Executive Compensation Program—The design, governance and administration of our executive compensation program is centered on the principle of aligning pay to performance, achieved by linking the majority of executive compensation opportunities to long-term shareholder returns and the value-added financial performance of Ball. We believe this principle has directly contributed to the successful performance of the business through:

•
A management-as-owners culture that builds a management team with meaningful ownership in Ball. Executives are closely aligned to shareholder interests through established ownership expectations, equity-settled long-term incentives and specialized opportunities that encourage individuals to make meaningful, personal investments in Ball Corporation common stock.

•
Incentive pay programs that utilize value-added financial performance metrics—specifically, EVA®, ROAIC, TSR and absolute stock price growth—that allow for close alignment with shareholder value generation by creating accountability for both the efficient deployment of capital and strong earnings generation.

The major compensation elements of Ball's pay-for-performance philosophy are shown in the table below, with the page number in the CD&A that details the specifics of each of these components:

Compensation Element	Basis for Performance Measurement	Alignment with Principle of Pay-for-Performance	Page

Short-Term Annual Cash Compensation

Base Salary	Individual performance and contribution based on primary duties and responsibilities	Competitive compensation element required to recruit and retain top executive talent; pay for primary duties and responsibilities	31

Economic Value Added (EVA®) Annual Incentive Plan	EVA® Growth (net operating profit after-tax, less a cost of capital charge)	Measures the increase in actual economic value generated by the business	31

Long-Term Incentives (Cash)

Long-Term Cash Incentive Plan ("LTCIP")	• ROAIC • Relative TSR vs. S&P 500 subset	Rewards ROAIC performance above a target rate set above Ball's WACC and shareholder returns that outperform the market	33

Long-Term Incentives (Equity)

Stock Options/Stock-Settled Stock Appreciation Rights ("SARs")	Stock Price Appreciation	Rewards absolute stock price growth over time	35

Performance-Contingent Restricted Stock Units ("PC-RSUs")	• Absolute EVA® Dollars Growth • Stock Price	Builds executive ownership with stock unit awards that vest contingent upon the achievement of absolute EVA® dollar growth relative to compound growth rate targets over a 3-year period	35

Restricted Stock/RSUs	Stock Price	Granted from time-to-time, generally in connection with the promotion or recruitment of individuals to facilitate ownership and retention	35

Other One-Time Incentives to Drive a Successful Integration and an Ownership-Based Culture

Special Acquisition-Related Incentive Program ("SAIP")	• Cumulative EVA® Dollars • Cumulative Cash Flow • Stock Price	In alignment with shareholder interests, this incentive only provides for a reward if the business meets the cumulative 3 1/2-year EVA® and cash flow targets	36

Deposit Share Program ("DSP")	Stock Price	Especially as the acquired business allowed for onboarding new management personnel, this program promotes an employees-as-owners culture by making available a deposit share opportunity, but only in exchange for the recipient voluntarily investing in and holding shares of Ball Corporation common stock	36

Our Heavy Weighting of Compensation to Performance Creates Pay-for-Performance Linkage—Consistent with our management-as-owners, pay-for-performance philosophy described previously, the majority of the target total compensation for our executives is variable based on performance, which constitutes pay at risk. The CEO is eligible to participate in the same executive programs as the CFO and the other NEOs; however, a larger portion of the CEO's target total compensation is at risk. The following charts represent the mix of target total compensation awarded to Ball's CEO and other NEOs in 2016, excluding the one-time DSP and SAIP awards made in 2016 to the CEO, NEOs and select members of management, as further described under "Other One-Time Incentives to Drive a Successful Integration and

an Ownership-Based Culture" sections of this proxy. As illustrated, 86% of the target total compensation awarded to the CEO and 70% awarded to other NEOs in 2016 was based on elements that are at risk and may vary from year to year depending on business performance. This is generally consistent with competitive market data, which shows that CEOs have 86% and all other NEOs have 72% of their target total compensation based on elements that are at risk. Furthermore, 68% of the CEO's and 49% of the other NEOs' target total compensation was based on long-term performance. Again, this is consistent with competitive market data, which shows that CEOs have 69% and all other NEOs have 52% of their target total compensation based on long-term performance. This emphasis on longer term compensation, through performance based long-term cash and stock awards, ensures a strong continued alignment between Ball's executive ownership and shareholder value creation objectives.

Our Compensation Plans are Closely Linked to Business Performance—Ball's fiscal 2016 financial results and the resulting EVA® improvement were directly linked to the pay outcome of our annual short-term incentive plan, since the payout factor is based on the amount of profits generated, in excess of both operating and capital costs, resulting in EVA® in excess of targets, as shown below:

Compensation Element	2016 Performance Achievement	2016 Pay Outcome

Annual Cash Compensation

Economic Value Added ("EVA®") Annual Incentive	For Ball's Consolidated Plan, the actual EVA® generated in excess of Ball's internal 9% after-tax hurdle rate for fiscal year 2016 of $198.6 million exceeded our $174.0 million EVA® incentive plan target by $24.6 million. The actual EVA® generated in the Global Beverage Packaging business also exceeded its EVA® incentive plan target.	Payout was at 136% of target for all NEOs except Mr. Bouts whose payout was 138% of target.

Likewise, our fiscal year 2016 results reflect a continuation of the successful execution of our business strategy and strong performance in prior years; therefore, pay realized by our NEOs from long-term incentive performance cycles completed at 2016 year-end reflects our commitment to improved financial performance and stock price growth, as shown below:

Compensation Element	2016 Performance Achievement	2016 Pay Outcome

Long-Term Incentives (Equity)

Performance-Contingent RSUs ("PC-RSUs") 2014-2016 Cycle	Actual EVA® generated was $198.6 million compared to the target of $167.9 million.	PC-RSUs granted in 2014 vested for all NEOs, except Mr. Bouts, on January 25, 2017, at amounts that were 200% of target, based on the actual EVA® growth relative to target.

Long-Term Incentives (Cash)

Long-Term Cash Incentive Plan ("LTCIP") 2014-2016 Cycle	Actual 3-year average ROAIC of 12.7% exceeded the target of 9.0%. Relative TSR versus the S&P 500 subset was at the 70th percentile, which exceeded the target of 50th percentile.	All of our NEOs, except Mr. Bouts, received LTCIP payout equal to 189.2% of target, based on the blended ROAIC and TSR performance relative to targets.

We Are Committed to Shareholder-Oriented Corporate Governance—Our governance process ensures that the executive compensation program is appropriately maintained and updated to always meet a standard of excellence in pay-for-performance alignment. Specifically, a number of practices and policies are in place to promote the continuous improvement and accountability of our executive compensation program:

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A Human Resources Committee of the Board of Directors (the "Committee") composed entirely of directors who meet the NYSE independence standards;

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An executive compensation consultant, engaged by and reporting directly to the Committee;

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A review of total compensation via tally sheets;

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External benchmarking of compensation levels and incentive design practices;

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Dividend equivalents for performance-based awards which accrue during the performance period and are paid only if performance measures are achieved;

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Nominal perquisites that are not grossed-up for taxes, unless it would be seen as customarily aligned with market to do so (e.g., an expense allowance intended to reimburse a known fixed cost);

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Ongoing assessment of the relationship between risk and compensation programs;

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Executive stock ownership guidelines for executives and directors, which have been attained by all, with the exception of Mr. Heinrich and Ms. Niekamp, who joined the Board in August 2016 and are in the process of attaining shares within the required period;

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An anti-hedging policy for our executives and directors;

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A shareholder-approved recoupment or "clawback" provision for cash incentive and stock compensation, which in the case of fraud or intentional misconduct by any executive at a level of vice president or above, may result in full reimbursement to Ball of any incentive compensation or cancellation of any outstanding awards to the executive; and

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Change in control agreements with multiples that do not exceed two times pay and that require a termination of employment following a change in control ("double trigger") before severance benefits are due. Excise tax gross-ups have been eliminated for any new change-in-control agreements entered into after January 1, 2010.

Composition of our NEOs in 2016—This year's NEOs are shown below:

Officers	Title

John A. Hayes	President and CEO since 2011, elected Chairman in 2013
Scott C. Morrison	SVP and CFO since 2010
Erik C. M. Bouts	SVP and COO, Global Beverage Packaging from February 2015 to December 31, 2016
Charles E. Baker	VP and General Counsel since 2004, elected Corporate Secretary in 2011
Lisa A. Pauley	SVP, Human Resources and Administration since 2011

NEO Target Compensation Awarded in 2016—After review of competitive market data based on both General Industry and Peer Group, Ball's financial and operational performance, executive compensation consultant and CEO recommendations, tally sheet analysis, executive individual performance, and internal pay comparisons, the Committee authorized the following target total compensation elements for the CEO and other NEOs:

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Base salary increases to all NEOs based on analysis of external market data;

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Continued utilization of the short-term annual incentive EVA® plan;

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Continued utilization of the long-term cash incentive plan for all NEOs. LTCIP targets for the 2016-2018 cycle were defined as a fixed dollar amount and the mix of the target value of long-term incentive vehicles was targeted 20% for LTCIP, 40% for SARs and 40% for PC-RSUs for all NEOs; and

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Continued utilization of PC-RSUs and SARs awards. As outlined above, the performance measure and degree of vesting for the 2016-2018 PC-RSU awards is based on a future target value of absolute EVA® dollars generated in excess of Ball's 9% after-tax hurdle rate as the capital charge, relative to compound growth rate targets achieved over a three-year period. PC-RSU awards for 2016-2018 have a potential outcome to executives of 0% to 200%.

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The Committee is confident that our executive compensation program, along with our management-as-owners culture and our pay-for-performance philosophy, have directly contributed to the successful performance of the business and resulted in an executive team closely aligned with shareholders.

Other One-Time Incentives to Drive a Successful Integration and an Ownership-Based Culture—With the acquisition of Rexam in 2016, the Company, Ball's employees and Ball's shareholders now find themselves with an exciting opportunity, composed of new customers, new locations, expanded capabilities and a workforce of talented employees. Management is focused on driving shareholder value through the identification of synergies, executing value capture initiatives, and ultimately generating additional EVA® and cash flow through the newly combined beverage packaging business.

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Special Acquisition-Related Incentive Program ("SAIP"): NEOs, select members of the broader management team and other key employees have been identified as being critical to leading the successful integration of Rexam and the generation of cash flow to pay down the debt associated with the transaction. These employees have been offered an opportunity for such one-time incentives, and will ultimately only receive a reward if the cumulative EVA® and cumulative cash flow dollar targets are met. It should be noted that this program will pay out only in 2020 and not before (if there is any payout), such that the 3 1/2-year integration process can be measured holistically. There will be no interim payouts, ensuring the focus is on the long-term success of the Company.

To ensure the immediate focus on integration objectives, the Company felt it important to communicate the SAIP award eligibility and considers them as having been granted in 2016. However, due to the cumulative nature for the entire 3 1/2-year performance period, the cumulative EVA® and cash flow performance metrics were finalized in 2017. As such, per FASB ASC Topic 718 ("Topic 718"), these awards are not considered granted for accounting purposes until 2017 and are not included in the disclosure tables contained within this CD&A, and will be included in next year's filing.

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Deposit Share Program ("DSP"): To ensure the alignment with shareholder interests and in promoting an ownership-based culture, Ball encourages NEOs and other select members of the broader management team, especially new leadership within the Company, to invest in common shares. In support of doing so, Ball has provided for eligible participants to receive grants of restricted stock units, contingent upon the recipient buying and holding common shares. The recipients must voluntarily invest in the Corporation and hold such shares, and will receive the matching shares over a four-year period, subject to minimum ownership requirements. Based on just the few months this opportunity has been available, it is clear that our new leadership have quickly become oriented to the Ball's EVA® and ownership-based culture, and are focused on goals that will ensure long-term Company success.

While the Rexam acquisition was prominent in 2016, it has been a tremendous year for the Company outside of the transaction as well. For example, the backlog within the Aerospace business is the highest it has ever been and the Aerosol business continues to be a global market-leader. Regardless of the business employees find themselves in, all are focused on driving global cross-Company best practices, implementing shared service efficiencies, driving EVA® dollar growth and providing cash flow to help pay down the Company's debt, ensuring continual progress against our Drive for 10 vision.

COMPENSATION OBJECTIVES AND PHILOSOPHY

The primary objective of the Corporation's executive compensation program is to attract and retain exceptional leaders and enable them to behave like an owner—one of our key business values. When setting executive compensation, the Corporation applies a consistent approach for all executive officers and intends that the combination of compensation elements closely aligns the executives' financial interests with those of the shareholders. The program is mainly designed to:

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Attract, motivate and retain a highly capable and performance-focused executive team;

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Promote a culture of management owners whose financial interests are aligned with those of the Corporation's shareholders;

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Pay-for-performance, such that total compensation reflects the individual performance of executives and the absolute and relative performance of the Corporation; and

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Efficiently manage the potential stock dilution, cash flow, tax and reported earnings implications of executive compensation, consistent with the other objectives of the program.

Target total compensation is composed of base salary, annual EVA® incentive compensation and long-term incentive compensation in the form of both cash and equity. In support of the Corporation's emphasis on significant ownership by key executives, the Corporation delivers long-term incentive opportunities that encourage ownership. Generally, the amount of compensation realized or potentially realizable does not directly impact the level at which future pay opportunities are set. However, when granting equity awards, the Committee reviews and considers both individual performance and the number of outstanding and previously granted equity awards.

In addition to promoting share ownership, the Corporation's executive compensation objectives and philosophy focus on rewarding performance. This means that shareholder returns along with corporate performance, both short-term and long-term, comprise the largest portion of executive pay.

ROLE OF THE HUMAN RESOURCES COMMITTEE AND EXECUTIVE
COMPENSATION CONSULTANT

The Committee oversees the administration of the executive compensation program and determines the compensation of the executive officers of the Corporation. The Committee is solely composed of nonmanagement directors, all of whom meet the independence requirements of the NYSE. Furthermore, the Committee has retained an independent consultant (the "Consultant") to assist in fulfilling its responsibilities. The Consultant is employed by Pay Governance, LLC, and is engaged by and reports directly to the Committee. Specifically, the Consultant's role is to develop recommendations for the Committee related to all aspects of the executive compensation program and the Consultant works with management to obtain information necessary to develop the recommendations. The Committee assessed Pay Governance's independence in 2016, as required under NYSE listing rules. Based on this review, we do not believe that any conflict of interest exists with the work performed by Pay Governance and consider them to be independent.

MARKET REFERENCE POINTS AND PEER GROUPS

When benchmarking compensation to the competitive market, we use two market reference points for our executive officers. This two-pronged approach provides a spectrum of relevant information on executive compensation levels, practices and trends in the marketplace.

The primary market reference point ("General Industry") reflects the broad talent market in which we compete. The critical skills required by the Corporation's management team have historically been found both inside and outside of the containers and packaging industry, and as such, the Committee believes it is appropriate to focus on General Industry market levels as the primary market reference point for evaluating the competitiveness of our executive compensation program. These data are size-adjusted to reflect the relative size of the Corporation or the relevant business unit for the executive. Size-adjusting the data ensures that market levels are being developed for like roles within businesses of similar size and scope. Data for the General Industry are collected from multiple proprietary survey sources published by leading market data providers.

The secondary market reference point ("Peer Group") is composed of companies within the containers and packaging, distiller and brewer, food, household durable and nondurable goods, aerospace and industrial manufacturing industries. We use the secondary reference point to identify any differences in compensation practices between related industry peers and the broader General Industry. Our Peer Group consisted of 15 companies with fiscal-annual revenues ranging from 0.4x to 2.5x Ball's revenues. Data for the Peer Group are collected from both proprietary survey sources where custom analyses for selected peer groups are available and publicly disclosed data from SEC filings.

In developing the Peer Group, the Consultant used objective, quantitative financial and industry criteria, as well as qualitative criteria regarding the nature of our business operations. Specifically, the Consultant used the following principles and criteria in identifying the Peer Group companies:

Design Principle	Criteria

Quantitative financial criteria to ensure organizations are comparable in terms of size and structure

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Revenue between an approximate range of 0.4x to 2.5x Ball's revenues

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Market capitalization between 0.25x to 5.0x Ball's market capitalization (used as a secondary reference)

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Ratio of market capitalization to revenue between 0.5x and 2.0x

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Positive operating margins ranging from 5% to 20%

Qualitative criteria regarding appropriate industry, business types and organizational complexity

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Ball's direct peers in the containers and packaging industry

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Nondurable consumer product companies with some or all of the following characteristics: containers and packaging are a critical element of the final product, there is a substantial business focus on meeting annual performance expectations, and the individual consumer represents the ultimate purchaser of the product

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Broader manufacturing companies within the aerospace, office services supplies, capital goods, chemical manufacturing, paper products and steel industries

For 2016, our Peer Group included the following companies, reflecting the removal of Exelis, as they were acquired by Harris Corporation, and the addition of WestRock, the combined entity of two 2015 peer companies (MeadWestvaco and Rock-Tenn):

Avery Dennison Corporation	Eastman Chemical Company	Sealed Air Corporation
Bemis Company, Inc.	Greif, Inc.	Silgan Holdings, Inc.
Campbell Soup Company	Molson Coors Brewing Company	Sonoco Products Company
ConAgra Brands, Inc.	Owens-Illinois, Inc.	United States Steel Corp.
Crown Holdings Inc.	PPG Industries, Inc.	WestRock Company

In the third quarter of 2016, the Committee approved adjustments to the peer group to better reflect the increased size and broader global footprint of the Company following the Rexam acquisition. Specific changes included the removal of Bemis Company, Greif, Molson Coors Brewing Company, Silgan Holdings and Sonoco Products, and the addition of Alcoa, General Mills, Kellogg, Nucor and Sherwin-Williams Company. This amended Peer Group will be used for all 2017 pay decisions.

The chart below illustrates the Corporation's relative positioning compared to the 2016 Peer Group on relevant financial metrics.

Ball Market Capitalization, Revenue and Net Income as
Compared to the Peer Group

Note: Financial statistics shown above in $M, are on a U.S.-GAAP, as-reported basis and were provided by the Consultant and obtained from the S&P's Capital IQ database.
* Market Cap is as of December 31, 2015.
** Revenue and Net Income are as reported for FY 2015.

PROCESS FOR DETERMINING EXECUTIVE COMPENSATION

The Committee reviews and adjusts executive target total compensation levels, including long-term incentive levels in January of each year.

The Corporation begins the annual process by reviewing each executive officer's target total compensation in relation to the 50th percentile of both the primary and secondary market reference points, e.g., General Industry and Peer Group. The data is gathered by the Consultant and presented to the Corporation and the Committee in detailed reports providing a comparative analysis of our executive officer compensation to the market data. The Consultant collaborates with the Corporation's Executive Compensation Department when preparing such reports.

Additionally, the Consultant creates tally sheets for each executive outlining each executive's annual target and actual pay in relation to competitive market information as well as total accumulated pay under various corporate performance scenarios, both recent and projected. The tally sheets are used to analyze and determine executive officer pay recommendations and understand the potential realizable compensation under various performance scenarios. The Consultant also prepares for the Committee an independent review and recommendation of the CEO's compensation. In its deliberations, the Committee meets with the CEO and other members of senior management, as appropriate, to discuss the application of the competitive benchmarking (pay and performance) relative to the unique structure and needs of the Corporation.

The CEO's target total compensation package is set by the Committee during an executive session based on the Committee's review of the competitive information and recommendation prepared by the Consultant, assessment of the CEO's individual performance in conjunction with the financial and operating performance of the Corporation and appropriate business judgment.

A recommendation for the target total compensation of the Corporation's other executive officers, including the CFO and other NEOs, is made by the CEO after reviewing the executive's and the Corporation's business performance in conjunction with the executive's responsibility and experience when compared to the competitive market information prepared by the Consultant. The compensation package for the other executive officers is established by the Committee taking into consideration the recommendation of the CEO, the executive officer's individual job responsibilities, experience and overall performance, along with appropriate business judgment.

The Committee may also adjust an executive's compensation level during the year as a result of a promotion. Such adjustments take into consideration competitive market data and a recommendation provided by the Consultant, as well as the recommendation of the CEO, which takes into account the additional responsibilities assigned and overall experience and performance of the executive.

ELEMENTS OF BALL'S EXECUTIVE COMPENSATION PROGRAM AND 2016 PERFORMANCE

The primary elements of the Corporation's executive compensation program are designed to be consistent with the compensation objectives described previously. The elements are outlined in the following table. The purpose of each element is also provided to demonstrate how each fits with the overall compensation objectives, specifically, stock ownership and pay-for-performance.

Component	Element	Purpose	Performance Measures	2016 Performance Outcome

Base Compensation—Current Year	Annual Base Salary	Fixed element of pay based on an individual's primary duties and responsibilities.	Individual performance and contribution based on primary duties and responsibilities.	All NEOs received base pay increases, which included increases for certain NEOs to better-align total compensation with market median, as applicable.

Annual Incentive—Performance Based Cash	Annual EVA® Incentive Compensation Plan	Designed to reward achievement of specified annual corporate and/or operating unit financial goals pursuant to EVA® principles.	Actual 2016 EVA® based on the amount of corporate net operating profit after-tax, less a charge for capital employed in the business based on the Corporation's 9% after-tax internal hurdle rate, as compared to the 2016 EVA® incentive plan target.	Resulted in an award of 136% of target for all NEOs except Mr. Bouts, who received an award of 138% of target (as his target is based on a combination of his respective operating unit's financial and EVA® goals and the Corporation's consolidated plan).

Long-Term Incentive—Performance Based Cash	Long-Term Cash Incentive Plan	Designed to promote long-term creation of shareholder value in relative terms (TSR performance versus a subset of companies in the S&P 500) and absolute terms (ROAIC) and provide an executive retention incentive.	50% based on TSR over 3 years relative to a subset of S&P 500 companies and 50% based on ROAIC over 3 years, as compared to targets.	The 2014-2016 cycle resulted in an award payment of 189.2% of target for all NEOs, except Mr. Bouts (as he was hired in 2015 and not eligible for the 2014-2016 cycle), based on above-target performance for relative TSR (70th percentile) and above-target ROAIC performance (12.7%).

Component	Element	Purpose	Performance Measures	2016 Performance Outcome

Long-Term Incentive—Performance Based Equity	Stock Options and Stock-Settled SARs	Designed to promote share ownership and long-term performance resulting in the creation of shareholder value.	Stock price appreciation relative to the grant date stock price (exercise price) of the stock options/SAR grants.	Stock price performance ending December 31, 2016, excluding reinvestment of dividends:

	Restricted Stock/RSUs	Designed to promote share ownership, provide a retention incentive and provide long-term incentive for the creation of shareholder value.	Stock price appreciation.	Ball vs. S&P 500 1-year: 3.2% vs. 9.5%. Ball vs. S&P 500 3-year: 48.7% vs. 29.1%.

	Performance-Contingent RSUs	Designed to promote share ownership through the achievement of absolute EVA® dollar growth relative to compound growth rate targets over a 3-year period.	Actual absolute EVA® dollars, equal to or exceeding a future estimated absolute EVA® dollar target.	For all NEOs, except Mr. Bouts (as he was hired in 2015 and not eligible for the 2014-2016 cycle), resulted in vesting of the 2014-2016 PC-RSU award on January 25, 2017, based on actual EVA® generated of $198.6 million compared to our compound growth rate target of $167.9 million (award equal to 200% of target).

Other One-Time Incentives to Drive a Successful Integration and an Ownership-Based Culture	Special Acquisition-Related Incentive Program PRSUs	Designed specifically to promote the successful integration of the newly acquired beverage business.	Cumulative EVA® and cumulative cash flow, with targets (and associated minimum and maximum performance ranges), established for each measure.	No awards were vested during 2016, as the performance period ends on December 31, 2019. Payouts, if any, will be made in 2020 and based upon the integration success over the entire 3 1/2-year performance period.

	Deposit Share Program RSUs	Designed to promote financial investment in the Corporation, promote share ownership and provide long-term incentive for performance resulting in the creation of shareholder value.	Attainment of required holding period and stock price appreciation.	Grants will vest over a 4-year period, subject to satisfying the holding period and employee ownership requirements.

Component	Element	Purpose	Performance Measures	2016 Performance Outcome

Benefits	Life Insurance and Pension Benefits	Supports basic life insurance and retirement income security needs.	N/A	N/A

	Supplemental Executive Retirement Plan ("SERP")	Replicates benefits provided under the U.S. qualified pension plan, not otherwise payable due to IRS qualified plan limits.

	Non-Qualified Deferred Compensation	Provides eligible participants the ability to defer certain pretax compensation into a savings plan to support retirement income or other needs.

	Perquisites and Other Personal Benefits	Noncash compensation generally nominal in value, which may consist of financial planning, executive physicals, aircraft usage and insurance premiums. The percent of total compensation may exceed the nominal range for an executive on foreign assignment.

SPECIFICS RELATED TO THE 2016 EXECUTIVE COMPENSATION ELEMENTS

When determining our executive target total compensation decisions in January 2016, the Committee took into account the Corporation's operating and financial performance in 2015, which resulted in a total return to shareholders of 7.5%, based on stock price appreciation plus reinvested dividends, compared to a (0.7%) return of the S&P 500 and the (5.8%) return of the Dow Jones Containers and Packaging Index. The Corporation also generated significant free cash flow of $558 million (excluding cash costs related to the Rexam acquisition), achieved EVA® dollars greater than 2014 levels and an after-tax return on average invested capital of 13.2%. The Committee also recognized that all NEOs contributed to the many other successes of the Corporation, including: (1) leveraging plant floor systems in our metal beverage facilities to improve efficiencies and reduce costs, (2) implementing cost-out and value-in initiatives across all of our global businesses, (3) investing capital to meet global high single-digit volume growth for specialty beverage containers, (4) expanding our global reach by initiating investments in metal beverage facilities in Monterrey, Mexico, and Myanmar, as well as an extruded aluminum aerosol facility in India, (5) leveraging our global capabilities in metal manufacturing, and (6) successfully delivering multiple aerospace technologies and instruments to government and commercial customers throughout 2015 which improved year-over-year financial performance. During 2015, the Company was again recognized by the Dow Jones Sustainability Index for maintaining our position as the only packaging company to be listed on both the North American and World indexes, and also received a perfect score on the Corporate Equality Index, a national benchmarking survey on corporate policies and practices related to LGBT workplace equality, administered by the Human Rights Campaign Foundation.

Base Salary

Base salary levels are set on the basis of factors such as job responsibilities, the CEO's subjective judgment of individual performance and contributions to overall business performance, experience level, internal merit increase budgets, external market base salary movement and market competitiveness as compared to 50th percentile data. With respect to promotions, we may initially position an individual below the 50th percentile and then adjust their base pay closer to the market median over time, in order to ensure that the individual is successfully performing and growing into their new role. The Committee reviewed base salary levels during the executive compensation review as outlined under the section entitled "Process for Determining Executive Compensation," which included an analysis of external market data, prepared by the Consultant and approved salary increases for all NEOs in late January 2016, with changes effective retroactively to January 1, 2016.

NEO	2016 Base Salary	Rationale

John A. Hayes	$1,240,000	2016 base salary was based on the executive compensation review, including an analysis of external market data. Mr. Hayes' 2016 base salary reflected a merit increase consistent with the Corporation's merit increase budget.

Scott C. Morrison	$667,313	2016 base salary was based on the executive compensation review, including an analysis of external market data, and reflected a merit increase consistent with the Corporation's merit increase budget.

Erik C. M. Bouts	$695,243	2016 base salary was based on the executive compensation review, including an analysis of external market data, and reflected a merit increase consistent with the Corporation's merit increase budget. Mr. Bouts was paid in Swiss francs; his 2016 base salary and his annual non-equity incentive and other compensation was converted to U.S. dollars based upon 0.981, the exchange rate on December 31, 2016.

Charles E. Baker	$493,368	2016 base salary was based on the executive compensation review, including an analysis of external market data, and reflected a merit increase consistent with the Corporation's merit increase budget.

Lisa A. Pauley	$464,851	2016 base salary was based on the executive compensation review, including an analysis of external market data, and reflected a merit increase consistent with the Corporation's merit increase budget.

Annual Incentive

This short-term annual pay-for-performance incentive is used to encourage and reward the CEO and other NEOs for making decisions that improve performance as measured by EVA®. It is designed to produce sustained shareholder value by establishing a direct link between EVA® improvement and incentive compensation. EVA® was selected as the measure for Ball's Annual Incentive Compensation Plan because it has been demonstrated to correlate management's incentive with share price growth and shareholder returns. EVA® is calculated by subtracting a charge for the use of invested capital from net operating profit after-tax as illustrated below:

EVA®	=	Net Operating Profit After-Tax ("NOPAT")	minus	Capital Charge (the Amount of Capital Invested by Ball multiplied by Ball's After-Tax Hurdle Rate)

Generating profits in excess of both operating and capital costs (debt and equity) creates EVA® dollars. If EVA® improves, value has been created.

Performance Measures—Targets are established annually for each operating unit and for the Corporation as a whole based on prior performance. The Plan design motivates continuous improvement in order to achieve payouts at or above target over time.

The Corporation's and/or operating unit's EVA® financial performance determines the amount, if any, of awards earned under the Annual Incentive Compensation Plan. Such awards are based on actual EVA® performance relative to the established EVA® target. For any one year, the EVA® target is equal to the sum of the prior year's target EVA® plus one-half the amount of the prior year's EVA® gain or shortfall relative to the prior year's EVA® target and is calculated as follows:

Current Year's EVA® Target	=	Prior Year's EVA® Target	plus 1/2	Prior Year's Actual EVA®	minus	Prior Year's EVA® Target

Improvement in EVA® occurs when the amount of NOPAT, less a charge for capital employed in the business, increases over time. It establishes a direct link between annual incentive compensation and continuous improvement of return on invested capital relative to a 9% after-tax "hurdle rate." The Corporation has established a minimum 9% after-tax as the hurdle rate when evaluating capital expenditures and strategic initiatives in most regions in which we do business. This hurdle rate is above the Corporation's actual cost of capital.

For a given year, a payout at 100% of target annual incentive compensation is achieved when actual EVA® is equal to the EVA® target. Actual annual incentive payments each year can range from 0% to 200% of the targeted incentive opportunity based on corporate performance and/or the performance of the operating unit over which the executive has responsibility. For the Corporation's consolidated plan, a payout of 0% is realized when actual EVA® is $138 million less than targeted EVA®. A payout of 200% or greater may be achieved if actual EVA® is $69 million or higher than target EVA®. However, any amounts over 200% of target are banked and remain at risk until paid over time in one-third increments whenever actual performance under the Annual Incentive Plan results in a payout of less than 200% of target. When the bank balance falls below $10,000 it is paid in full. All payments from the bank balance are made at the same time annual incentive payments are made. In 2016, the Corporation's consolidated actual EVA® performance exceeded our EVA® target by $24.6 million and resulted in a payout of 136% of target, as shown below:

Performance Measure	Minimum	Target	Maximum	Actual

EVA®	$36.0 million	$174.0 million	$243.0 million	$198.6 million

Mr. Bouts' EVA® target was based on a combination of his respective operating unit's financial and EVA® goals and the Corporation's consolidated plan; however, due to the competitively sensitive nature of such financial metrics, these values have been excluded.

Target Incentive Percentages and 2016 Incentive Paid—A target incentive opportunity is established each year as a percentage of an executive's annual base salary and is targeted at approximately the 50th percentile of the competitive market with the opportunity to earn more for above-target performance or less for below-target performance. The 2016 target incentive opportunity for Messrs. Hayes, Morrison and Baker and Ms. Pauley was dependent upon the Corporation's consolidated EVA® performance; whereas for Mr. Bouts, 80% was dependent upon the EVA® performance of the Global Beverage Packaging operating unit and 20% dependent upon the Corporation's consolidated EVA® performance. The table below summarizes for each NEO the 2016 target incentive opportunity as compared to the actual incentive paid as a result of the year's strong EVA® performance. The value paid may include a one-third increment of a prior bank balance.

	Target Annual Incentive		Actual Annual Incentive

NEO	% of Base	$ Value	% of Base	$ Value Paid

John A. Hayes	125%	$1,548,269	170%	$2,105,646
Scott C. Morrison	80%	$533,382	109%	$725,400
Erik C. M. Bouts	75%	$521,433	103%	$717,491
Charles E. Baker	65%	$320,366	88%	$435,698
Lisa A. Pauley	70%	$325,110	95%	$442,150

Certain U.S.-based executives, including the CEO and other NEOs, may elect to defer the payment of all or a portion of their annual incentive compensation into the 2005 Deferred Compensation Plan and/or the 2005 Deferred Compensation Company Stock Plan, as described in the "Non-Qualified Deferred Compensation" section.

Long-Term Incentives

This element of compensation is designed to provide ownership and cash opportunities to promote the achievement of longer term financial performance goals and enhanced TSR. The Corporation's long-term incentive opportunity is generally provided through a combination of equity and cash awards, which the Committee believes best matches the compensation principles for the program.

For 2016, the target award mix of long-term incentive vehicles was 20% LTCIP, 40% SARs and 40% PC-RSUs as described previously. The total target amount of long-term incentives, based on the grant date expected value, is generally established in relation to the 50th percentile of the competitive market, individual roles and responsibilities, individual performance (as outlined in the preceding "Base Salary" section) and the Corporation's financial and operating performance.

		Mix of Long-Term Vehicles

NEO	Total Target Long-Term Value	% LTCIP (2016-2018 Cycle)	% Options/ SARs	% Performance- Contingent RSUs (2016-2018 Cycle)

John A. Hayes	$5,775,252	20%	40%	40%
Scott C. Morrison	$1,340,056	20%	40%	40%
Erik C. M. Bouts	$1,179,714	20%	40%	40%
Charles E. Baker	$675,042	20%	40%	40%
Lisa A. Pauley	$645,009	20%	40%	40%

The long-term incentive awards provide value only if the Corporation achieves positive stock price and financial performance. This emphasis on long-term compensation, through performance-based long-term cash and equity awards, ensures a strong continued alignment with the Corporation's executive ownership and shareholder value creation objectives.

Performance-Based Cash Awards—The Corporation's performance-based long-term cash incentive award, LTCIP, is intended to focus executives on the achievement of multiyear performance goals that will enhance shareholder value. The Corporation's TSR and ROAIC are considered in determining the amount, if any, of awards earned under the Corporation's LTCIP. Performance is measured on a cumulative basis over a three-year performance cycle. Awards pursuant to the LTCIP are generally made on an annual basis such that three performance cycles overlap. Any actual award earned is paid at the end of the three-year performance cycle. During 2016, there were three overlapping cycles:

•
2014-2016—Awarded in 2014, completed at the end of 2016, vesting took place in early 2017.

•
2015-2017—Awarded in 2015, in process, will complete at the end of 2017, payment in early 2018, if performance measures are attained.

•
2016-2018—Awarded in 2016, in process, will complete at the end of 2018, payment in early 2019, if performance measures are attained; included in the "Grants of Plan-Based Awards Table."

The LTCIP provides executives the opportunity to earn awards based on a combination of two performance measures. One-half of the award is based on the Corporation's three-year TSR as measured against the TSRs of a subset of companies in the S&P 500 excluding companies in the S&P 500 Index that are classified as being part of the Financial or Utilities industry sectors or the Transportation industry group. Companies added to the S&P 500 during the performance cycle are also excluded. TSR is measured by comparing the average daily closing price and dividends of the Corporation in the third year of the performance cycle with the average daily closing price and dividends prior to the start of the performance cycle relative to the distribution of the equivalent TSRs during the performance cycle of the group of companies as described above. The target performance requirement for the TSR measure is the 50th percentile of the S&P 500 subset described above. The other one-half of the award is based on ROAIC performance over the three-year period. ROAIC is calculated by dividing the average of the Corporation's net operating profit after-tax over the relevant performance cycle by its average invested capital over such period. The target performance requirement for the ROAIC measure is 9% after-tax, which is above the Corporation's estimated WACC. The target, minimum and maximum performance requirements are as follows:

Performance Measure	Minimum	Target	Maximum

TSR	37.5th percentile	50th percentile	75th percentile
ROAIC (after-tax)	7%	9%	11%

For each measure, minimum performance results in a zero payout factor, target performance results in a 100% payout factor and maximum performance results in a 200% payout factor for the respective one-half of the award. Performance between minimum, target and maximum is extrapolated to determine the payout factor.

Each NEO's incentive opportunity is established by considering external long-term incentive market data and the Corporation's internal pay equity. Each NEO's LTCIP opportunity is set as a fixed target dollar amount based on the 20% target award mix of long-term incentive vehicles, which ensures that the value of Ball's long-term incentives remain consistent with competitive market practices.

The executive's award for any given performance cycle is calculated as follows:

LTCIP Payment	=	Fixed Target Dollar Amount	times	50% x TSR Payout Factor	plus	50% x ROAIC Payout Factor

For the 2016-2018 performance cycle, the fixed target dollar incentive opportunities awarded in early 2016 to the CEO and other NEOs, and reported in the "Grants of Plan-Based Awards Table," are as follows:

NEO	Target LTCIP Dollar Value for the 2016-2018 Performance Cycle

John A. Hayes	$1,155,000
Scott C. Morrison	$268,000
Erik C. M. Bouts	$215,898
Charles E. Baker	$135,000
Lisa A. Pauley	$129,000

For the 2014-2016 performance cycle, the incentive opportunities for the CEO and other NEOs were as follows:

NEO	Target LTCIP Dollar Value for the 2014-2016 Performance Cycle

John A. Hayes	$995,000
Scott C. Morrison	$236,000
Erik C. M. Bouts	N/A
Charles E. Baker	$125,000
Lisa A. Pauley	$115,000

As a result of the Corporation's actual performance for the 2014-2016 performance cycle of 70th percentile TSR and 12.7% ROAIC, cash payouts (made in early 2017) to the CEO and other eligible NEOs are 189.2% of the target opportunities and reported in the "Summary Compensation Table."

Equity-Based Awards—The Corporation's equity awards may be provided through various forms (SARs, Incentive Stock Options ("ISOs"), Non-Qualified Stock Options ("NQSOs"), PC-RSUs, restricted stock and RSUs), all of which are tied to the price of Ball Corporation common stock. Annual equity awards associated with target total compensation are typically granted in January on the date of the quarterly meeting of the Board; however, equity awards may be granted during the year as part of an executive's promotion, extraordinary performance or for retention purposes. In the case of newly hired executives, equity awards may be granted upon the executive joining the Corporation. Annual equity-based awards are determined for each NEO in order to bring target total compensation to the level deemed appropriate by the Committee in relation to the external market 50th percentile and each executive's roles, responsibilities and performance.

In January 2016, the Committee approved the award of SARs and PC-RSUs to the CEO, other NEOs and executive officers. Each form of equity is described below. The target values of these awards were based on the total target award mix of long-term incentive vehicles as previously described (40% SARs and 40% PC-RSUs). The number and/or value of the equity awarded in 2016 to the CEO and other NEOs is reported in the "Summary Compensation Table" and the "Grants of Plan-Based Awards Table." All equity awards are pursuant to the provisions of the 2013 Stock and Cash Incentive Plan.

•
Stock-Settled SARs and Stock Options:  SARs, ISOs and/or NQSOs are granted in order to reward executives for the creation of shareholder value, and will only provide value to executives if the price of the Corporation's stock increases. Such awards generally vest at 25% per year for four years and expire in ten years. The grant value of each SAR, ISO or NQSO is based on the closing price of the Corporation's common stock on the date of grant.

•
Performance-Contingent RSUs:  PC-RSUs are granted in order to promote share ownership through the achievement of defined multiyear performance goals that enhance shareholder value and align with the Corporation's Drive for 10 vision. The performance measure is a future target value of the Corporation's absolute EVA® dollars generated in excess of Ball's 9% after-tax hurdle rate. The future dollar absolute EVA® target value is calculated by increasing the prior year actual EVA® dollars generated in excess of the 9% after-tax hurdle rate by a compound annual growth rate of 4% over the three-year cycle. Given the challenging nature of this measure, a minimum and maximum performance range exists and may result in an actual payout of between 0% and 200%. The minimum performance measure, which would result in a 0% payout, is the prior year-end achieved absolute EVA® dollars. In this case, even though we would have continued to generate positive EVA®, the lack of growth in that figure results in a zero payout. The maximum performance measure is only achieved if we grow absolute EVA® dollars at an aggressive compound annual growth rate of 8% over the three years of the cycle. Performance between minimum, target and maximum is extrapolated to determine the payout factor. Awards are generally made on an annual basis such that three performance cycles overlap. Any actual award earned is paid at the end of the three-year performance cycle. During 2016, there were three overlapping cycles:

–
2014-2016—PC-RSUs were granted in 2014, completed at the end of 2016, and vesting took place in early 2017. The actual EVA® generated was $198.6 million compared to our compound growth rate target of $167.9 million and 200% of all granted units for that three-year cycle vested for the eligible NEOs. The PC-RSUs vested in January 2017 and the value realized on vesting will be reported in the "Option Exercises and Stock Vested Table" in 2018.

–
2015-2017—PC-RSUs were granted in 2015. This is in process and will complete at the end of 2017 and vesting will occur in early 2018, if the performance measure is attained. The target, minimum and maximum performance requirements for the 2015-2017 award are as follows:

Performance Measure	Minimum	Target	Maximum

Target Absolute EVA® Dollars	$190.7 million	$214.5 million	$240.2 million

  –
  2016-2018—PC-RSUs were granted in 2016. This is in process and will complete at the end of 2018 and vesting will occur in early 2019, if the performance measure is attained. The target, minimum and maximum performance requirements for the 2016-2018 award are as follows:

Performance Measure	Minimum	Target	Maximum

Target Absolute EVA® Dollars	$180.6 million	$203.2 million	$227.5 million

•
Restricted Stock or RSUs:  The Committee or CEO may also grant restricted stock or RSUs generally in connection with the promotion or recruitment of individuals to facilitate ownership and retention. Pursuant to the provisions of the

  2013 Stock and Cash Incentive Plan, the Committee delegated to the CEO the authority to grant up to a maximum of 10,000 restricted shares or RSUs to any one individual in a calendar year, except the CEO may not make such grants to officers of the Corporation. Any such grant is ratified by the Committee at the first Committee meeting following such grant. Grants made are generally effective at the closing stock price on the day of the grant or may be effective at the closing stock price on a specific day in the future as defined by the Committee or the CEO. As an example, the future grant of a restricted stock award may be approved pending the effective date of a promotion, employment or a specific date. These awards generally vest in either 20% or 25% increments on each anniversary of the grant date. These grants serve as a long-term incentive element, promote share ownership and may provide an executive retention incentive.

Other One-Time Incentives to Drive a Successful Integration and an Ownership-Based Culture

These elements of compensation are designed to provide ownership, align priorities of management and shareholders and ensure success of the Rexam integration. Management is focused on driving shareholder value through the identification of synergies, executing value capture initiatives, and ultimately generating additional EVA® and cash flow through the newly combined business.

•
Special Acquisition-Related Incentive Program ("SAIP"):  In conjunction with the 2016 Rexam acquisition, the Corporation implemented a special incentive program designed specifically to motivate participating employees to successfully integrate the Rexam acquisition into the Corporation and generate cash flow to facilitate paying down the related Company debt. The SAIP is based on a 3 1/2-year performance period, beginning July 1, 2016, and ending on December 31, 2019, and is based on cumulative EVA® dollar and cash flow targets. SAIP awards are in the form of Performance Restricted Stock Units ("PRSUs") and the PRSUs will cliff-vest at the end of the performance period, if the performance targets are met. No interim payouts or vesting will occur during the performance period. Additionally, as the performance targets have been established to be challenging, minimum, target and maximum values have been established for each of the two performance measures; however, due to the competitive and sensitive nature of the financial metrics, these values have been excluded. The actual payout will be between 0% and 200% of the target award for each employee, with performance between minimum, target and maximum being extrapolated to determine the payout factor.

To ensure the immediate focus on integration objectives, the Company felt it important to communicate the SAIP award eligibility and considers them as having been granted in 2016. However, due to the cumulative nature for the entire 3 1/2-year performance period, the cumulative EVA® and cash flow performance metrics were finalized in 2017. As such, per FASB ASC Topic 718 ("Topic 718"), these awards, which are set out in footnote (1) to the Summary Compensation Table, are not considered granted for accounting purposes until 2017 and are not included in the disclosure tables contained within this CD&A, and will be included in next year's filing.

•
Deposit Share Program ("DSP"):  Introduced in 2001, the Corporation may from time-to-time grant restricted stock or RSUs pursuant to the DSP. This program was used in 2016 with the intent to further drive an ownership culture, especially within the new leadership team that may have had little-to-no Ball stock ownership prior to the acquisition, and to further align leadership focus with shareholder interests. Under this program, a participant receives one matching RSU for every acquired common stock share newly attained and held by the participant (either in the open market, through the exercise of stock options or settlement of SARs, or deferral, if eligible, of annual incentive compensation to the Deferred Compensation Company Stock Plan) during a specified acquisition period, up to a maximum number of shares preestablished by the Committee. Essentially, the Company is providing an incentive only if a participant should choose to newly invest in the Company. As long as a participant continues to hold their newly acquired shares, the RSUs will cliff vest four years from the date of grant; or, if stock ownership guidelines are met, 30% of the units vest at the end of the second year and again at the end of the third year, and 40% will vest at the end of the fourth year. RSUs granted pursuant to the DSP are made on the 15th day of each month following the participant's submission of adequate documentation to the Corporation detailing the acquisition of the newly acquired shares. The Committee approved opportunities under the DSP to our NEOs and select members of the broader management team in July 2016. The number and/or value of the RSUs awarded in 2016 to the CEO and other NEOs is reported in the "Summary Compensation Table" and the "Grants of Plan-Based Awards Table."

Retirement Benefits

The Corporation strives for overall benefits to be competitive with the market. The CEO and other U.S.-based NEOs participate in the same benefit plans and on the same terms as provided to all U.S. salaried employees, with the exception of the differences noted below.

Included in these benefits for the U.S. salaried employees are the annual pension accruals under the qualified pension plan ("Salaried Pension Plan") and contributions to the qualified 401(k) savings plan. The Corporation sponsors two qualified salaried defined benefit pension plans in the U.S., one covering its Aerospace subsidiary's employees and the other covering all other U.S. salaried employees. Prior to January 1, 2007, the benefits were determined by final average salary, covered compensation and years of service. Beginning in 2007, the benefit in both plans is an accumulated annual credit based on base salary, the Social Security Wage Base ("SSWB") and a multiplier that is based on service.

The 401(k) savings plan is a tax-qualified defined contribution plan that allows U.S. salaried employees, including the U.S.-based NEOs, to contribute to the plan 1% to 55% of their base salary up to IRS-determined limits on a before-tax basis. Prior to January 1, 2007, the Corporation matched 50% of the first 6% of base salary contributed to the plan. Beginning in 2007, the Corporation matches 100% of the first 3% of base salary contributed, and 50% of the next 2% of base salary contributed, up to a maximum match of 4% of base salary contributed.

Certain executives, including the U.S.-based NEOs, also receive benefits under the non-qualified SERP which replaces benefits otherwise available in the qualified pension plan except for limits on covered compensation in the qualified plan set by the Internal Revenue Code of 1986, as amended (the "Code"). The SERP is designed to provide retirement benefits that are calculated on base salary that exceeds the maximum amount of pay that can be included in the pension calculation under a pension plan that is tax qualified under the Code. Further information regarding the Salaried Pension Plan and the SERP are provided in the "Pension Benefits" section.

The Corporation's U.S. pension plans and SERP provide pension benefits based on base salary only and do not include incentive compensation as part of the pension calculation.

In addition, Mr. Bouts had accrued benefits under a defined contribution pension plan generally available to all salaried employees in Zurich, Switzerland ("PersonalVorsorgestiftung").

Additionally, the Corporation provides a deferred compensation benefit to certain U.S. employees. Under the terms of the deferred compensation program, participants are eligible to defer current annual incentive compensation to be paid and/or RSUs to be issued in the future. When amounts are deferred, the participant becomes a general unsecured creditor of the Corporation and deferred amounts become subject to claims on the same basis as other general unsecured creditors to the Corporation. The deferred compensation plans provide a means for participants to accumulate funds for retirement or other purposes.

OTHER EXECUTIVE COMPENSATION POLICIES AND GUIDELINES

Plan Terms and Procedures

In 2016, the annual and long-term incentives awarded were established and paid pursuant to the terms of the Ball Corporation 2013 Stock and Cash Incentive Plan and the Ball Corporation Annual EVA® Incentive Compensation Plan, which are administered by the Committee. The 2013 Stock and Cash Incentive Plan permits grants of cash awards, stock options, SARs or stock awards (e.g., shares, restricted stock and RSUs).

Risk Assessment

The Committee continually reviews the relationship between risk and reward in our compensation programs; both through recurring in-depth reviews and ongoing review of any program changes as they occur. At this time, the Committee does not believe that these compensation programs encourage excessive or inappropriate risk. The Corporation's internal assessment of risk confirms that our compensation arrangements do not foster undue risk taking. They are performance driven and have strong governance and control mechanisms.

The Committee's executive compensation Consultant conducted a thorough risk assessment of our executive compensation programs in 2016, and reported on this to the Committee. The Consultant reviews a number of criteria regarding compensation design and governance and whether financial risks, operational risks or reputational risks may be generated through any of our programs, policies or practices. The Consultant concluded that they did not identify any elements within Ball's compensation programs and processes that pose material risk to the Corporation. The basis for the Consultant's conclusion is that the Corporation's incentive plans and processes are well designed, diversified and appropriately structured to mitigate risk without diluting incentives for high performance.

Stock Ownership Guidelines

Consistent with its stock ownership philosophy, the Corporation has established guidelines for senior management. The 2016 stock ownership guidelines (minimum requirements) are as follows:

Executive	Ownership Multiple (of Base Salary)

CEO	5 times
CFO, EVPs and SVPs	3 times
Other Executives	1 to 2 times

As of December 31, 2016, all executive officers including the CEO and the other NEOs have met their ownership guidelines. Furthermore, the Corporation has established a 10,000 share stock ownership guideline for each nonmanagement director and all have met their ownership guidelines with the exception of Mr. Heinrich and Ms. Niekamp, who joined the Board in August 2016 and are in the process of attaining shares within the required period.

Anti-Hedging Policy

The Corporation does not allow an executive or director to lock in some or all of any company share price appreciation, which would neutralize the economic risk associated with holding Ball Corporation common stock. However, executives and directors are permitted to use contracts to purchase or sell Ball Corporation common stock including pursuant to SEC Rule 10b5-1, subject to preapproval and applicable rules. Put and call options and other hedging transactions involving Corporation stock (including selling the stock "short") are not permitted.

Severance and Change in Control Benefits

The CEO and other NEOs are covered by arrangements that specify payments in the event the executive's employment is terminated. The type and amount of payments vary by executive level and whether the termination is following a change in control of the Corporation. These severance benefits, which are competitive with General Industry practices, are payable only if the executive's employment is terminated as specified in each of the agreements. Further discussion is provided in the "Other Potential Post-Termination Employment Benefits" section.

Employment Agreement with Mr. Bouts

Mr. Bouts had an employment contract with the Corporation due to the customary nature of such agreements for executives working in Europe. His employment agreement was for an unspecified period and provided that either party could terminate the agreement by giving three months' written notice at the end of a month, and such notice was given in December 2016.

Accounting and Tax Considerations

When establishing pay elements or associated programs, the Committee reviews projections of the estimated pro forma expense and tax impact of all material elements of the executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element, which in many cases is equal to the performance cycle, and the Corporation realizes a tax deduction upon payment to and/or realization by the executive.

The Plans are intended to meet the deductibility requirements of Code Section 162(m) as performance-based pay, resulting in amounts paid being tax deductible to the Corporation. Code Section 162(m) generally provides that publicly-held corporations may not deduct in any one taxable year certain compensation in excess of $1 million paid to the CEO or any other executive officer (other than the CFO as such) whose total compensation is required to be disclosed in the "Summary Compensation Table" by reason of being the next three most highly-compensated executive officers. To the extent that any cash compensation for any NEO, otherwise deductible for a particular tax year, would not be deductible in that year because of the limitations of Code Section 162(m), the Committee has mandated that such compensation will be deferred until retirement; however, the Committee, in its sole discretion, may approve payment of nondeductible compensation from time to time if it deems circumstances warrant it.

Beginning January 1, 2006, the Corporation began accounting for stock-based awards including current and prior year stock options, SARs, restricted stock and RSUs in accordance with the requirements of Topic 718, which addresses accounting for stock compensation.

In December 2005, the Committee approved three new deferred compensation plans that incorporate rules applicable to non-qualified deferred compensation as provided by Code Section 409A regulations. In 2008, the Corporation reviewed and updated all plans and agreements to conform to Code Section 409A final regulations.

Code Section 280G considerations related to tax reimbursements made to executives for taxes on amounts paid in the event of termination following a change in control are discussed in the narrative to the "Other Potential Post-Termination Employment Benefits" section.

TABLES AND NARRATIVES

Set forth on the following pages are tables showing, for the CEO, CFO and the three other highest paid executive officers of the Corporation, the following: (1) fiscal year 2016 elements of compensation in summary form; (2) equity and non-equity incentives awarded in 2016; (3) outstanding stock options and stock awards held as of December 31, 2016; (4) the value realized on stock options or SARs exercised and stock awards that vested during 2016; (5) information regarding non-qualified deferred compensation; (6) projected pension benefit values; and projections for other potential post-termination benefits. The "Director Compensation Table" summarizes the fiscal year 2016 elements of compensation for the Corporation's nonmanagement directors. Accompanying each table are narratives and/or footnotes intended to further the understanding of the information disclosed in the tables. The tables should be read in conjunction with the CD&A beginning on page 19, which explains the Corporation's compensation objectives and philosophy, its process for determining executive compensation and a description of the elements of compensation.

SUMMARY COMPENSATION TABLE

The "Summary Compensation Table" represents all fiscal year 2016 elements of compensation for the Corporation's NEOs including:

•
Base salary earned,

•
Awards earned under the Annual EVA® Incentive Compensation Plan for 2016 performance,

•
Awards earned under the LTCIP for the three-year performance cycle ended in 2016,

•
Fair value of PC-RSU and/or other RSU awards granted in 2016, including the one-time awards under DSP, calculated in accordance with Topic 718, and

•
Fair value of SAR awards granted in 2016, calculated in accordance with Topic 718.

For additional information regarding the DSP awards, please refer to the "Other One-Time Incentives to Drive a Successful Integration and an Ownership-Based Culture" sections of this proxy.

The 2016 payout factors used to determine the amounts earned for the Annual EVA® Incentive Compensation Plan and LTCIP for the CEO, CFO and the other NEOs are provided in the "2016 Performance Outcome" column under "Elements of Ball's Executive Compensation Program and 2016 Performance."

In addition to these elements of compensation, the table also presents the change in 2016 in the value of pensions payable at age 65 for the NEOs as well as above-market earnings associated with non-qualified deferred compensation. Certain of the Corporation's predecessor deferred compensation plans provide for an interest rate that is equal to the Moody's Seasoned Corporate Bond Index ("Moody's") and in some plans, an interest rate that is 5 percentage points higher than Moody's, and in others, a fixed interest rate equal to 9%. No additional deferrals are permitted into these plans. Any earnings credited to accounts within plans that provide the Moody's rate plus 5 percentage points and/or the 9% fixed interest that is in excess of above-market earnings that would have been credited at a rate that is 120% of the applicable federal long-term rate have been classified as above-market earnings on deferred compensation.

The "All Other Compensation" column represents the sum of the values of:

•
Perquisites and other personal benefits,

•
Corporation contributions to defined contribution plans or deferred compensation plans,

•
Corporation-paid insurance premiums,

•
Company match of securities purchases pursuant to the Corporation's broad-based Employee Stock Purchase Plan ("ESPP"), and

•
Tax gross-up payments on housing benefits and tax equalization payments related to foreign assignments pursuant to the Corporation's broad-based Mobility program.

The individual values are disclosed in the "All Other Compensation Table" that follows the "Summary Compensation Table."

Details regarding post-termination compensation are discussed in the section entitled "Other Potential Post-Termination Employment Benefits."

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)

John A. Hayes	2016	$1,238,615	$—	$3,278,877	$2,310,256	$3,988,186	$291,439	$81,860	$11,189,233
Chairman, President	2015	$1,198,462	$—	$2,200,017	$2,200,006	$3,534,326	$99,027	$133,907	$9,365,745
and CEO	2014	$1,149,327	$—	$1,933,358	$1,746,180	$4,255,890	$243,109	$84,686	$9,412,550

Scott C. Morrison	2016	$666,728	$—	$1,343,405	$536,052	$1,171,912	$159,716	$64,229	$3,942,042
SVP, CFO	2015	$648,751	$—	$1,000,036	$499,996	$1,032,757	$62,951	$68,608	$3,313,099
	2014	$596,384	$—	$458,805	$413,982	$1,259,021	$135,697	$47,684	$2,911,573

Erik C. M. Bouts (6)	2016	$695,243	$—	$1,289,269	$481,947	$717,491	$211,507	$87,127	$3,482,584
SVP, COO Global	2015	$631,632	$285,401	$1,711,747	$400,483	$861,230	$93,204	$99,034	$4,082,731
Beverage Packaging	2014	$—	$—	$—	$—	$—	$—	$—	$—

Charles E. Baker	2016	$492,871	$—	$915,939	$270,023	$672,198	$208,398	$33,980	$2,593,409
VP, General Counsel	2015	$478,431	$—	$249,981	$250,005	$603,975	$97,438	$35,630	$1,715,460
and Corporate	2014	$460,156	$—	$242,897	$219,744	$750,604	$197,300	$35,430	$1,906,131
Secretary

Lisa A. Pauley	2016	$464,443	$—	$1,065,388	$258,020	$659,730	$177,826	$43,042	$2,668,449
SVP, Human	2015	$452,665	$—	$247,996	$248,003	$582,058	$39,679	$39,898	$1,610,299
Resources and	2014	$439,475	$—	$223,269	$202,086	$820,656	$169,316	$41,762	$1,896,564
Administration

(1)
Reflects the fair value of PC-RSU awards granted for each reported year, calculated in accordance with Topic 718 assuming the probable outcome. The assumptions used in the calculation of these amounts are included in the Corporation's Annual Report on Form 10-K in Notes 1 and 18 to the Consolidated Financial Statements for fiscal year ended December 31, 2016. At the maximum number, the values for 2016 PC-RSUs are: Mr. Hayes $4,619,993; Mr. Morrison $1,072,010; Mr. Bouts $963,738; Mr. Baker $540,037, and Ms. Pauley $515,977; and values for 2015 PC-RSUs are: Mr. Hayes $4,400,033; Mr. Morrison $1,000,056; Mr. Bouts $800,944; Mr. Baker $499,962, and Ms. Pauley $495,993.

As noted on pages 24 and 36, although SAIP PRSUs were granted in 2016, they are not considered granted for accounting purposes and will be included in next year's Summary Compensation Table. The number of SAIP PRSUs awarded to each of the NEOs, at the maximum number, are: Mr. Hayes 51,404; Mr. Morrison 27,664; Mr. Bouts 29,788; Mr. Baker 20,452; and Ms. Pauley 19,270. These respective award amounts were based on the Committee's assessment of each NEO's anticipated contribution to the integration of the Rexam business and the execution of ancillary opportunities.

(2)
Reflects the fair value of ISO or SAR equity awards granted for each reported year, calculated in accordance with Topic 718. The assumptions used in the calculation of these amounts are included in the Corporation's Annual Report on Form 10-K in Notes 1 and 18 to the Consolidated Financial Statements for fiscal year ended December 31, 2016.

(3)
Includes payouts from the Annual Incentive Compensation Plan and LTCIP, which were earned in 2016 and paid or deferred in 2017. The detail for each NEO is as follows:

  Mr. Hayes—Annual Incentive Compensation Plan $2,105,646; LTCIP $1,882,540; and $1,052,823 of the annual incentive was deferred in February 2017.
  Mr. Morrison—Annual Incentive Compensation Plan $725,400; LTCIP $446,512; and $100,000 of the annual incentive was deferred in February 2017.
  Mr. Bouts—Annual Incentive Compensation Plan = $717,491.
  Mr. Baker—Annual Incentive Compensation Plan $435,698; LTCIP $236,500; and $100,000 of the annual incentive was deferred in February 2017.
  Ms. Pauley—Annual Incentive Compensation Plan $442,150; LTCIP $217,580; no portion of the annual incentive was deferred in February 2017.

(4)
The aggregate change in pension value and above-market earnings, on deferred compensation for each NEO, is as follows:

  Mr. Hayes—$284,894 aggregate change in pension value and $6,545 above-market earnings on deferred compensation.
  Mr. Morrison—$159,716 aggregate change in pension value.
  Mr. Bouts—$211,507 aggregate change in pension value.
  Mr. Baker—$175,136 aggregate change in pension value and $33,262 above-market earnings on deferred compensation.
  Ms. Pauley—$176,824 aggregate change in pension value and $1,002 above-market earnings on deferred compensation.

  The change in pension value includes benefit accruals during 2016 and the impact of changes in assumptions from December 31, 2015, to December 31, 2016. The discount rate for this time period decreased from 4.60% to 3.87%, which increases the present value of the pension benefits.

(5)
May include the value of financial planning services, the incremental cost for the personal use of the corporate aircraft, the value of executive physical examinations, employer contributions to 401(k), employer contributions to the 2005 Deferred Compensation Company Stock Plan, employer paid disability insurance premiums and the value of the Corporation's match for the ESPP. Additional information for all is included in the "All Other Compensation Table" below.

(6)
Mr. Bouts was paid in Swiss francs; his 2016 base salary and his annual non-equity incentive and other compensation was converted to U.S. dollars based upon 0.981, the exchange rate on December 31, 2016.

All Other Compensation Table

NEO	Perquisites and Other Personal Benefits (1) (2)	Payments/ Accruals on Termination Plans	Registrant Contributions to Defined Contribution Plans	Insurance Premiums	Discounted Securities Purchases	Registrant Contributions to Deferred Compensation Plans	Tax Reimburse- ments (3)

John A. Hayes	$47,400	$—	$10,600	$1,892	$1,200	$20,000	$768
Scott C. Morrison	$30,630	$—	$10,600	$1,799	$1,200	$20,000	$—
Erik C. M. Bouts	$55,498	$—	$—	$—	$—	$—	$31,629
Charles E. Baker	$—	$—	$10,600	$2,180	$1,200	$20,000	$—
Lisa A. Pauley	$10,284	$—	$10,600	$2,158	$—	$20,000	$—

(1)
Includes $10,000 for financial planning services for Messrs. Hayes and Morrison, and the incremental costs for the personal use of the corporate aircraft for Mr. Hayes of $36,550 and Mr. Morrison of $18,105. The amount for Mr. Bouts includes housing allowance of $41,181 and a car lease of $8,723, paid in Swiss francs and converted to U.S. dollars based upon 0.981, the exchange rate on December 31, 2016.

(2)
The incremental costs of the personal use of our corporate aircraft are determined based on the variable operating costs to the Corporation, including aircraft operating costs, supplies, jet fuel and ancillary costs. Because virtually all aircraft usage is for business travel, this methodology excludes fixed costs that do not change based on usage.

(3)
The amount for Mr. Hayes represents tax equalization payments related to his foreign assignment as it is the Corporation's policy to neutralize the tax effects by limiting the assignee's tax costs to what the assignee would have paid had the assignee not resided in the foreign location. The amount for Mr. Bouts represents tax gross-up on his housing allowance.

GRANTS OF PLAN-BASED AWARDS TABLE

The "Grants of Plan-Based Awards Table" summarizes the plan-based awards granted by the Corporation to the NEOs during 2016, which includes the following:

•
Annual cash incentives pursuant to the Annual Incentive Compensation Plan for the 2016 performance cycle,

•
Cash-based long-term incentives under the LTCIP for the 2016-2018 three-year performance cycle,

•
Fair value of PC-RSUs for the 2016-2018 three-year performance cycle and/or other RSUs, calculated in accordance with Topic 718, and

•
Fair value of stock-settled SARs and/or ISOs, calculated in accordance with Topic 718.

Awards made under the Annual EVA® Incentive Compensation Plan are determined based on EVA® performance. For the NEOs, awards can range from 0% to 200% of target. Amounts earned in excess of 200% are banked and may be paid over time in one-third increments based on corporate and/or operating unit performance.

Awards under the LTCIP are granted on an annual basis and are determined based on the Corporation's TSR relative to the subset of S&P 500 companies described in the CD&A as well as the Corporation's ROAIC. The award made in 2016 is for the three-year performance cycle beginning January 1, 2016, and ending December 31, 2018.

PC-RSUs were granted to the NEOs in 2016. The awards will cliff vest after the performance cycle if the Corporation's performance measure and basis for the degree of vesting of the units, which is based on a future target value of absolute EVA® dollars generated in excess of Ball's 9% after-tax hurdle rate as the capital charge, relative to compound growth rate targets is achieved over a three-year period. PC-RSUs awarded in 2016 have a potential outcome to the executive from 0% to 200%. SARs were granted to the NEOs in 2016. The awards vest annually in 25% increments starting on the first anniversary of the date of grant. If the price of the Corporation's stock increases during the vesting period, each NEO would receive, upon exercise, a number of shares of Corporation stock that reflects the value of the appreciation over the original grant price.

As described under "Other One-Time Incentives to Drive a Successful Integration and an Ownership-Based Culture," a DSP opportunity was provided to the NEOs in 2016. All NEOs acquired the preestablished number of shares provided by the opportunity and therefore were granted an equal amount of RSUs. As long as the executive continues to hold the newly acquired shares, the RSUs will cliff vest four years from the date of grant; or, if stock ownership guidelines are met, 30% of the shares or units will vest at the end of the second year and third year and 40% will vest at the end of the fourth year.

Dividends or dividend equivalents are paid quarterly on the number of unvested restricted shares or RSUs accounted for on the record date used for determining dividends payable to shareholders and at the same dividend rate as paid to shareholders. Dividend equivalents related to PC-RSUs granted pursuant to the 2013 Stock and Cash Incentive Plan will be accrued and paid only if the performance condition is achieved and the restrictions on the units lapse.

The vesting of plan-based awards may be accelerated as described in the narrative to the "Other Potential Post-Termination Employment Benefits Table."

Grants of Plan-Based Awards Table

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	Grant Date per Share Fair Value	All Other Option Awards: Number of Securities	Exercise or Base Price of Equity Incentive Plan Awards or	Grant Date Fair Value of Equity Incentive Plan Awards and Stock

NEO	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Stock or Units (#)	of All Other Stock Awards	Underlying Options (#)	Option Awards ($ per Share)	and Option Awards (1)

John A. Hayes	1/1/16	(2)	$0	$1,155,000	$2,310,000
	1/1/16	(3)	$0	$1,548,269	$3,096,538
	1/27/16	(4)				0	34,947	69,894				$66.100	$2,309,997
	1/27/16										124,341	$66.100	$2,310,256
	8/15/16	(5)							12,000	$80.740			$968,880
Scott C. Morrison	1/1/16	(2)	$0	$268,000	$536,000
	1/1/16	(3)	$0	$533,382	$1,066,765
	1/27/16	(4)				0	8,109	16,218				$66.100	$536,005
	1/27/16										28,851	$66.100	$536,052
	8/15/16	(5)							10,000	$80.740			$807,400
Erik C. M. Bouts	1/1/16	(2)	$0	$215,898	$431,796
	1/1/16	(3)	$0	$521,433	$1,042,865
	1/27/16	(4)				0	7,290	14,580				$66.100	$481,869
	1/27/16										25,939	$66.100	$481,947
	8/15/16	(5)							10,000	$80.740			$807,400
Charles E. Baker	1/1/16	(2)	$0	$135,000	$270,000
	1/1/16	(3)	$0	$320,366	$640,732
	1/27/16	(4)				0	4,085	8,170				$66.100	$270,019
	1/27/16										14,533	$66.100	$270,023
	8/15/16	(5)							8,000	$80.740			$645,920
Lisa A. Pauley	1/1/16	(2)	$0	$129,000	$258,000
	1/1/16	(3)	$0	$325,110	$650,220
	1/27/16	(4)				0	3,903	7,806				$66.100	$257,988
	1/27/16										13,887	$66.100	$258,020
	8/15/16	(5)							10,000	$80.740			$807,400

(1)
The grant date fair value of equity incentive plan awards, based on the probable outcome of the performance condition, and stock and option awards all calculated in accordance with Topic 718, and as referenced in the Corporation's Annual Report on Form 10-K in Notes 1 and 18 to the Consolidated Financial Statements for the fiscal year ended December 31, 2016.

(2)
Represents grants made under the LTCIP.

(3)
Represents grants made under the Annual EVA® Incentive Compensation Plan.

(4)
Represents PC-RSUs granted January 27, 2016, at a value of $66.10 per unit, with an assumption of probable outcome at target if the performance measurements are met.

(5)
Represents RSU grants made under the DSP.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2016

The following table outlines the outstanding option awards and stock awards held by the NEOs as of December 31, 2016. The outstanding option awards and stock awards represented in the table were granted to the NEOs over a period of several years, including 2016.

	Option Awards							Stock Awards

NEO	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)

John A. Hayes	83,000	(5)	—		—	$25.0550	4/23/2018	12,000	$900,840	107,605	$8,077,907
	183,000	(5)	—		—	$20.0400	1/28/2019
	207,200	(5)	—		—	$25.2250	1/27/2020
	171,960	(5)	—		—	$35.8350	1/26/2021
	209,200	(5)	—		—	$37.7000	1/25/2022
	136,800	(5)	45,600	(5)	—	$45.9300	1/30/2023
	89,000	(5)	89,000	(5)	—	$49.0700	1/29/2024
	38,733	(5)	116,197	(5)	—	$66.1500	2/4/2025
	—	(5)	124,341	(5)	—	$66.1000	1/27/2026
Scott C. Morrison	18,000	(5)	—		—	$25.0550	4/23/2018	15,005	$1,126,425	25,018	$1,878,101
	3,400		—		—	$20.0400	1/28/2019
	31,600	(5)	—		—	$20.0400	1/28/2019
	6,800		—		—	$25.2250	1/27/2020
	32,200	(5)	—		—	$25.2250	1/27/2020
	40,600	(5)	—		—	$35.8350	1/26/2021
	400		—		—	$37.7000	1/25/2022
	45,400	(5)	—		—	$37.7000	1/25/2022
	31,650	(5)	10,550	(5)	—	$45.9300	1/30/2023
	21,100	(5)	21,100	(5)	—	$49.0700	1/29/2024
	8,803	(5)	26,408	(5)	—	$66.1500	2/4/2025
	—	(5)	28,851	(5)	—	$66.1000	1/27/2026
Erik C. M. Bouts	7,051	(5)	21,152	(5)	—	$66.1500	2/4/2025	23,125	$1,735,994	13,344	$1,001,734
	—	(5)	25,939	(5)	—	$66.1000	1/27/2026
Charles E. Baker	12,320	(5)	—		—	$24.6600	4/25/2017	8,000	$600,560	12,814	$961,947
	26,000	(5)	—		—	$25.0550	4/23/2018
	48,200	(5)	—		—	$20.0400	1/28/2019
	32,000	(5)	—		—	$25.2250	1/27/2020
	27,000	(5)	—		—	$35.8350	1/26/2021
	27,000	(5)	—		—	$37.7000	1/25/2022
	17,775	(5)	5,925	(5)	—	$45.9300	1/30/2023
	11,200	(5)	11,200	(5)	—	$49.0700	1/29/2024
	4,402	(5)	13,204	(5)	—	$66.1500	2/4/2025
	—	(5)	14,533	(5)	—	$66.1000	1/27/2026
Lisa A. Pauley	2,720		—		—	$25.0550	4/23/2018	10,000	$750,700	12,202	$916,004
	11,280	(5)	—		—	$25.0550	4/23/2018
	4,200		—		—	$20.0400	1/28/2019
	23,800	(5)	—		—	$20.0400	1/28/2019
	4,600		—		—	$25.2250	1/27/2020
	14,000	(5)	—		—	$25.2250	1/27/2020
	13,700	(5)	—		—	$35.8350	1/26/2021
	20,200	(5)	—		—	$37.7000	1/25/2022
	15,375	(5)	5,125	(5)	—	$45.9300	1/30/2023
	10,300	(5)	10,300	(5)	—	$49.0700	1/29/2024
	4,366	(5)	13,099	(5)	—	$66.1500	2/4/2025
	—	(5)	13,887	(5)	—	$66.1000	1/27/2026

(1)
The unexercisable stock options and SARs become exercisable in 25% annual increments on the anniversary of the grant date, beginning on the first anniversary.

(2)
The vesting schedule for units not yet vested for each NEO is as follows:

Mr. Hayes—3,600 on September 15, 2018; 3,600 on September 15, 2019; and 4,800 on September 15, 2020.

Mr. Morrison—1,669 on February 13, 2017; 1,668 on February 13, 2018; 3,000 on September 15, 2018; 1,668 on February 13, 2019; 3,000 on September 15, 2019; and 4,000 on September 15, 2020.

Mr. Bouts—4,375 on February 13, 2017; 4,375 on February 13, 2018; 3,000 on September 15, 2018; 4,375 on February 13, 2019; 3,000 on September 15, 2019; and 4,000 on September 15, 2020.

Mr. Baker—2,400 on September 15, 2018; 2,400 on September 15, 2019; and 3,200 on September 15, 2020.

Ms. Pauley—3,000 on September 15, 2018; 3,000 on September 15, 2019; and 4,000 on September 15, 2020.

(3)
The market value of shares is based on $75.07, the closing price of Ball Corporation common stock on December 31, 2016.

(4)
The vesting dates for the units not yet vested for each NEO for years 2017, 2018 and 2019, contingent on meeting the performance goal of the period ending December 31 in years 2016, 2017 and 2018, respectively, and upon certification of the performance measures by Board, are as follows:

	~January 31, 2017	~January 31, 2018	~January 31, 2019
Mr. Hayes	39,400	33,258	34,947
Mr. Morrison	9,350	7,559	8,109
Mr. Bouts	N/A	6,054	7,290
Mr. Baker	4,950	3,779	4,085
Ms. Pauley	4,550	3,749	3,903
(5)
Represents a grant of stock-settled SARs.

OPTION EXERCISES AND STOCK VESTED IN 2016

The following table summarizes for each NEO the options exercised and the stock awards vested during 2016. The options that were exercised by each NEO were granted in prior years and became exercisable pursuant to a prescribed vesting schedule. The value realized on exercise reflects the appreciation in the stock price from the option base price on grant date to the exercise date and is reported on a before-tax basis. The shares acquired upon vesting for each NEO were for RSUs granted in prior years that vested pursuant to a prescribed vesting schedule. The value realized reflects the closing stock price on the vesting date and is also reported on a before-tax basis. NEOs can defer the receipt of units of certain awards into the Ball Corporation 2005 Deferred Compensation Company Stock Plan, pursuant to which distributions may take place no earlier than the participant's separation from service. Information regarding the 2005 Deferred Compensation Company Stock Plan is provided in the "Non-Qualified Deferred Compensation" section that follows. Footnotes are provided to detail circumstances when amounts realized upon vesting were deferred. The value realized on vesting also includes the vested value of dividend equivalents paid during 2016 on outstanding RSUs or payment on accrued dividend equivalent earned for the 2013-2016 PC-RSU cycle.

	Option Awards		Stock Awards

NEO	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (2)	Value Realized on Vesting ($) (1)(2)(3)

John A. Hayes	9,600	$510,490	40,110	$2,746,243
Scott C. Morrison	10,919	$1,332,960	10,932	$754,110
Erik C. M. Bouts	—	$—	4,375	$294,544
Charles E. Baker	17,348	$2,186,330	5,205	$358,050
Lisa A. Pauley	14,826	$1,546,915	4,489	$309,603

(1)
Value realized on vesting is based on the closing stock price on the day the RSUs vested.

(2)
Amounts deferred to the 2005 Deferred Compensation Company Stock Plan upon vesting of stock awards for each NEO was:

Mr. Hayes—Deferred 40,110 vested RSUs valued at $2,680,551

Mr. Morrison—Deferred 2,316 vested RSUs valued at $154,778

Ms. Pauley—Deferred 4,489 vested RSUs valued at $300,000

(3)
Value realized on vesting also includes the value of dividend equivalents vested and paid during 2016 on outstanding RSU balances eligible for dividend equivalents on the record date at a dividend rate equal to that paid to the Corporation's common shareholders. Dividend equivalents related to PC-RSUs granted pursuant to the 2013 Stock and Cash Incentive Plan are accrued and paid only if the performance condition is achieved and the restrictions on the units vest. Dividend equivalents paid during 2016 for each NEO was:

Mr. Hayes—$65,692

Mr. Morrison—$19,871

Mr. Bouts—$9,425

Mr. Baker—$10,200

Ms. Pauley—$9,603

NON-QUALIFIED DEFERRED COMPENSATION

The Corporation has three active deferred compensation plans to which eligible participants may make contributions: the 2005 Ball Corporation Deferred Compensation Plan, the 2005 Ball Corporation Deferred Compensation Company Stock Plan, and the 2005 Ball Corporation Deferred Compensation Plan for Directors.

•
2005 Deferred Compensation Plan and 2005 Deferred Compensation Plan for Directors—Eligible employee participants may defer payment of a portion or all of their annual incentive compensation, and nonmanagement members of the Corporation's Board may defer a portion or all of their annual director fees; and may also include the deferral of payments of other forms of a NEO's cash compensation, as mandated by the Committee, to the extent that such compensation would not be deductible in a given year as a result of the limitations of Code Section 162(m). Amounts deferred or credited are notionally invested among various investment funds where the return on the participant's balance is determined as if the amounts were invested in those funds. The menu of investment funds consists of 20 mutual fund-like investments. The one-year annual rate of return of the funds ranged from (1.20%) to 24.09%, and the three-year average annual rate of return of the funds ranged from (1.09%) to 13.15%. Distributions are based on the payment schedule elected by the participant, and may occur in service or commence at a defined point no sooner than six months following separation of service, in the form of either a lump sum and/or annual installments ranging between two and 15 years.

•
2005 Deferred Compensation Company Stock Plan—Eligible employee participants may defer payment of a portion or all of their annual incentive compensation, and nonmanagement members of the Corporation's Board as participants may defer payment of a portion or all of their annual director fees. Elections to defer annual incentive compensation or director fees are made annually. Participants may also elect to defer the issuance of RSUs. Amounts are deferred or credited to a participant account as stock units with each unit having the value equivalent to one share of Ball Corporation common stock, and also receive a 20% Corporation match with a maximum match of $20,000 per year. Pursuant to specified timing rules, participants may reallocate a prescribed percentage of units to other mutual fund-like investments; however, at least 50% of the balance will remain in stock units until retirement. Dividend equivalents, applicable to any balance denominated in units, are credited to each participant's accounts as of each dividend payment date for the Corporation's common stock. Distributions follow the payment schedule elected by the participant and may commence at a defined point no sooner than six months following separation of service, in the form of a lump sum and/or annual installments ranging between two and 15 years.

The basis for investment earnings on prior plans varies as follows:

•
2001 Deferred Compensation Plan and 2002 Deferred Compensation Plan for Directors—Balance is notionally invested in mutual fund-like investments.

•
2000 Deferred Compensation Company Stock Plan—Balance is represented in the form of stock units, with each unit having a value equivalent to one share of Ball Corporation common stock. Dividend equivalents are credited to the account as of each dividend payment date for the Corporation's common stock.

•
1989 Deferred Compensation Plan—Provides for an annual return equal to the average composite yield on Moody's for the 12 months ending October 31.

•
1986 Deferred Compensation Plan and 1986 Deferred Compensation Plan for Directors and 1988 Deferred Compensation Plan—Provides for an annual return equal to the average composite yield on Moody's for the 12 months ending October 31 plus 5 percentage points. Additionally, the 1988 Deferred Compensation Plan includes a fixed rate set by the Corporation at 9% for Company directed deferrals.

•
Ball-InCon Deferred Compensation Plan—Depending on the time of the initial deferral, the plan provides for an annual return equal to the average composite yield on Moody's for the 12 months ending October 31 or the Moody's rate plus 5 percentage points.

The following table provides information related to the Corporation's deferred compensation plans. The "Aggregate Balance at Last FYE" column represents compensation earned, deferred and accumulated by the NEOs over many years and does not represent current year compensation.

Non-Qualified Deferred Compensation Table

NEO	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

John A. Hayes	$2,680,551	$20,000	$1,319,440	$—	$25,622,724
Scott C. Morrison	$316,966	$20,000	$507,968	$—	$11,540,430
Charles E. Baker	$100,000	$20,000	$419,920	$—	$7,601,881
Lisa A. Pauley	$517,845	$20,000	$369,405	$—	$6,853,755

Mr. Hayes—$20,000 of the Registrant Contributions and $6,545 of the Aggregate Earnings are reported as compensation in the "Summary Compensation Table" for fiscal year 2016 and $6,221,916 of the Aggregate Balance was reported as compensation in the "Summary Compensation Table" since 2006. The Aggregate Earnings reflects $350,506 from cash accounts composed of $9,000 based on Moody's rate plus 5 percentage points and $341,506 based on notional investments in investment funds, plus $968,934 based on an increase in value and dividend equivalents on equity accounts.

Mr. Morrison—$20,000 of the Registrant Contributions is reported as compensation in the "Summary Compensation Table" for fiscal year 2016 and $1,920,441 of the Aggregate Balance was reported as compensation in the "Summary Compensation Table" since 2010. The Aggregate Earnings reflects $96,840 from cash accounts composed of notional investments in investment funds, plus $411,128 based on an increase in value and dividend equivalents on equity accounts.

Mr. Baker—$20,000 of the Registrant Contributions and $33,262 of the Aggregate Earnings are reported as compensation in the "Summary Compensation Table" for fiscal year 2016 and $2,040,915 of the Aggregate Balance has been reported as compensation in the "Summary Compensation Table" since 2011. The Aggregate Earnings reflects $242,817 from cash accounts composed of $45,736 based on Moody's rate plus 5 percentage points, $1,743 based on Moody's rate and $195,338 based on notional investments in investment funds, plus $177,103 based on an increase in value and dividend equivalents on equity accounts.

Ms. Pauley—$20,000 of the Registrant Contributions and $1,002 of the Aggregate Earnings are reported as compensation in the "Summary Compensation Table" for fiscal year 2016 and $1,126,357 of the Aggregate Balance has been reported as compensation in the "Summary Compensation Table" for years 2011, 2014 and 2015. The Aggregate Earnings reflects $145,898 from cash accounts composed of $1,377 based on Moody's rate plus 5 percentage points and $144,521 based on notional investments in investment funds, plus $223,507 based on an increase in value and dividend equivalents on equity accounts.

PENSION BENEFITS

Retirement benefits are provided to the U.S.-based NEOs under a qualified salaried defined benefit pension plan and a non-qualified Supplemental Executive Retirement Plan ("SERP"). The "Pension Benefits Table" shows each U.S.-based NEO's number of years of credited service, present value of accumulated benefits and payments during fiscal year 2016 for the qualified plan and the SERP. The present value of the accumulated benefit is the December 31, 2016, value of the annual benefit that was earned as of December 31, 2016.

The Corporation offers two qualified salaried defined benefit pension plans in the U.S. that provide the same benefits. One plan covers its Aerospace subsidiary's salaried employees and the other covers all other U.S. salaried employees. The U.S.-based NEOs are covered under the latter. The qualified plans were designed to provide tax-qualified pension benefits that are generally available to all U.S. salaried employees. Effective January 1, 2007, the Corporation changed the formula by which the accrued pension benefit under the plans is determined. Prior to January 1, 2007, the accrued pension benefit expressed as a monthly annuity payable at age 65 was based on final average salary, covered compensation and years of service. Effective January 1, 2007, the accrued pension benefit is a monthly annuity that is equivalent to a lump sum payable when the participant reaches age 65 calculated on base salary each year, the Social Security Wage Base ("SSWB") and a multiple based on years of service. Payments of accrued benefits earned may be in the form of an annuity, lump sum or a combination of both, depending on the election of the participant at retirement. The Corporation also sponsors a non-qualified SERP that mirrors the pension plans and is designed to replace the benefits that would have been provided under the pension plans if they were not subject to IRS-imposed limits. Under the Code, the maximum permissible benefit from the qualified plans for retirement in 2016 is $210,000 and annual compensation exceeding $265,000 in 2016 cannot be considered in computing the maximum permissible benefit under the plans.

In addition, Mr. Bouts had accrued benefits under a defined contribution pension plan generally available to all salaried employees in Zurich, Switzerland ("PersonalVorsorgestiftung").

Terms for U.S.-Accrued Benefits Prior to January 1, 2007

The monthly accrued benefit for benefits earned prior to January 1, 2007, was determined according to the following formula:

•
1% times Final Monthly Average Salary plus 0.5% times Final Monthly Average Salary in excess of Covered Compensation times Benefit Service through December 31, 2006, up to a maximum of 35 years, where

•
Salary is defined to be a NEO's monthly base salary excluding bonus and incentive compensation.

Final Monthly Average Salary is calculated based on the highest average for any 60 consecutive months out of the last 120 months through December 31, 2006.

Covered Compensation is an average of the SSWB in effect during a NEO's career. The SSWB is the maximum monthly amount of income on which FICA taxes are due. The years included in the average are the 35 years ending in the year the NEO is eligible for an unreduced social security benefit. This portion of the benefit formula accounts for the fact that social security does not cover earnings over a certain level.

Benefit Service is a NEO's service as a salaried employee with the Corporation plus any service with a predecessor plan as appropriate. Participants are 100% vested in their benefit at the time they are credited with five or more years of service with the Corporation.

Normal retirement age under the plan is 65 with a minimum of five years of benefit service, but a participant may elect to receive payment upon termination or at any time after reaching age 55. Benefits paid before age 65 are subject to reduction based on the age and service at termination. Participants who terminate employment after age 55 with at least ten years of vesting service will receive a reduction of benefit equal to 4% for each year that benefit commencement age precedes age 65 but is greater than age 60, and a 6% reduction for each year that benefit commencement age precedes age 60. Benefits for participants not meeting these requirements are reduced for payment prior to age 65 on an actuarial equivalent basis.

Terms for U.S.-Accrued Benefits Beginning January 1, 2007

The monthly annuity, which is the equivalent of a lump sum benefit payable at age 65, is based on a percentage of the participant's base pay each year as follows:

If, at the beginning of the year, benefit service is:	Annual lump sum benefit accrued and payable at age 65

0 to 9 full years of benefit service	11.5% of base pay + 5% of base pay over 50% of SSWB (1)
10 to 19 full years of benefit service	13.0% of base pay + 5% of base pay over 50% of SSWB (1)
20 or more full years of benefit service	15.0% of base pay + 5% of base pay over 50% of SSWB (1)

(1)
SSWB is the maximum earnings on which the participant pays FICA tax each year. This portion of the pension formula accounts for the fact that social security does not cover earnings over a certain level.

Base pay is the NEO's base salary during the calendar year excluding incentive compensation, severance pay or vacation payouts.

Upon termination or retirement, the vested pension benefit accrued beginning January 1, 2007, may be paid to the participant in either a lump sum or an annuity. If the benefit is paid prior to age 65, the benefit will be reduced 5% compounded annually for each year the payment is made before such age.

Terms for U.S. SERP Accrued Benefits

Since the SERP mirrors the U.S. qualified pension plan, the formulas for deriving the SERP accrued benefits are the same as those described for the pension plans; however, the amount of retirement benefit the participants receive is equal to the difference between the benefit calculated without IRS limits and the benefit calculated with IRS limits. Effective January 1, 2007, the SERP was amended by the Committee to provide participants with benefits accrued as of December 31, 2006, a one-time option to elect the form of payment under which the participant will receive benefits in the future. The payment options available consist of various annuities and a lump sum. For all SERP benefits accrued beginning January 1, 2007, participants will receive benefits only in the form of a lump sum. In accordance with Code Section 409A, payments from the SERP will commence six months after termination of employment. The SERP was also amended to provide that when determining lump sum payments, the SERP would use the same assumptions that exist in the salaried retirement plans except that the interest rate used shall be equal to four-fifths of the interest rate used to determine lump sum benefits under those salaried retirement plans in recognition that payments from the SERP cannot be rolled into a tax-deferred account such as an IRA.

Terms for Swiss Pension Plan (PersonalVorsorgestiftung)

The Corporation offers a defined contribution pension plan to employees of the Ball Beverage Packaging regional office in Zurich, Switzerland. The Corporation's contribution to the Swiss plan is a fixed amount determined according to the participant's age and based on a percentage of the participant's base pay each year as follows:

If the participant is between:	The Corporation Contributes:

25 and 34 years of age	7.0% of pensionable salary
35 and 44 years of age	9.0% of pensionable salary
45 and 54 years of age	11.0% of pensionable salary
55 and 65 years of age	13.0% of pensionable salary

Pensionable salary is defined as annual base salary excluding irregular payments, such as bonus or any kind of allowance, up to a maximum of 846,000 Swiss francs.

Participants may also make personal contributions to the plan by selecting one of the following options:

If the Participant Is Between:	Option 1 (Standard) the Participant Contributes:	Option 2 (Medium) the Participant Contributes:	Option 3 (High) the Participant Contributes:

25 and 34 years of age	5.0% of pensionable salary	6.0% of pensionable salary	7.0% of pensionable salary
35 and 44 years of age	6.0% of pensionable salary	7.5% of pensionable salary	9.0% of pensionable salary
45 and 54 years of age	7.0% of pensionable salary	9.0% of pensionable salary	11.0% of pensionable salary
55 and 65 years of age	8.0% of pensionable salary	10.5% of pensionable salary	13.0% of pensionable salary

In general, the participants withdraw their total accrued retirement savings when leaving service and must transfer this to the new employer's pension plan. Upon retirement, benefits may be paid to the participant in either a lump sum or an annuity. The annuity is calculated by multiplying the savings by the conversion rate valid at that time. Normal retirement age is 64 for women/65 for men; however, early retirement is possible from age 58. If the benefit is paid prior to normal retirement age, the benefit will be reduced due to the missing contribution years, as well as the longer period over which the pension is drawn and will result in the conversion rate being lowered.

Present Value Assumptions

The Present Value of Accumulated Benefit reported in the Pension Benefits table is based on the following assumptions, which are consistent with those used for the Corporation's Consolidated Financial Statements on Ball Corporation's Form 10-K for fiscal year ending December 31, 2016:

Discount Rate at December 31, 2016	3.87% for U.S. accounting assumptions

Mortality	RP-2000 Mortality Table—projected generationally from 2004

Preretirement Decrements	None

Qualified Form of Pension Payment	Life Only Annuity—40% and Lump Sum—60%

Pension Benefits Table

NEO	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

John A. Hayes	U.S. Qualified	17.88	$413,605	$—
	U.S. SERP	17.88	$760,073	$—
Scott C. Morrison	U.S. Qualified	16.26	$424,099	$—
	U.S. SERP	16.26	$272,890	$—
Erik C. M. Bouts	Swiss PersonalVorsorgestiftung	1.92	$304,711	$—
Charles E. Baker	U.S. Qualified	23.46	$726,562	$—
	U.S. SERP	23.46	$271,772	$—
Lisa A. Pauley	U.S. Qualified	29.00	$728,227	$—
	U.S. SERP	29.00	$125,624	$—

OTHER POTENTIAL POST-TERMINATION EMPLOYMENT BENEFITS

This section provides information related to the potential post-termination employment benefits that could be payable or due to the CEO and other NEOs under various termination scenarios. Such potential benefits payable or due may result from the Corporation's obligation to the executive under (1) any existing compensation and benefit plan, policy, practice or program of the Corporation that is generally available to all participants, or (2) under any agreement specifically entered into by the Corporation and the executive.

In general, the compensation and benefit elements provided to employees, including the CEO and other NEOs, are governed by provisions, terms or procedures of plan documents, policies and practices that define the rights of and the obligations due to the participant in the case of termination of employment. These provisions, terms or procedures apply to all employees, including the CEO and other NEOs receiving such compensation or benefit. Such compensation and benefit elements would include annual incentive compensation, long-term cash incentives, long-term equity incentives, retirement benefits and deferred compensation.

The Corporation has entered into certain severance benefit and change-in-control agreements with the CEO and other NEOs which contain provisions that require the Corporation to provide post-termination payments or benefits to each executive in the event of termination of employment without cause or termination following a change in control of the Corporation. The respective agreements with the U.S.-based NEOs contain customary noncompete provisions, non-solicitation provisions, non-disparagement provisions and confidentiality covenants, and were amended and restated in 2008 to conform to Code Section 409A. The Corporation does not have employment agreements with any of the NEOs, except for Mr. Bouts, as noted previously. The key provisions, terms or procedures that would apply to the CEO and other NEOs for the various compensation and benefit elements under various termination scenarios are summarized below. It is followed by another table containing an estimate of the compensation payable or the value of compensation elements due to the CEO and other NEOs under the various termination scenarios assuming termination was effective at the end of the fiscal year 2016.

Post-Termination Employment Benefits Summary

Component	Voluntary or Termination for Cause	Death	Disability	Termination Without Cause	Termination Following a Change in Control

Cash Severance	No additional benefits received.	No additional benefits received.	No additional benefits received.	CEO—2 times base salary plus target annual incentive.	All NEOs—2 times base salary plus target annual

				All Other NEOs—1.25 to 1.5 times base salary plus target annual incentive.	incentive, which is paid in a lump sum.

Form of payment is a lump sum to all NEOs.

Treatment of Annual Incentives	If termination occurs mid-performance cycle, other than for cause, NEOs with combined age and service years of 70 or above (minimum age of 55) receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal. If termination is for cause, then any payment is forfeited.	If death occurs mid-performance cycle, NEOs' beneficiaries receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	If disability occurs mid-performance cycle, NEOs receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	If terminated mid-performance cycle, NEOs receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	If terminated mid-performance cycle, NEOs receive a prorated portion of the target award.

Treatment of Long-Term Cash Incentives	If termination occurs mid-performance cycle, NEOs age 55 or above receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	If death occurs mid-performance cycle, NEOs' beneficiaries receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	If disability occurs mid-performance cycle, NEOs receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	If terminated mid-performance cycle, NEOs age 55 or above receive a prorated portion of the award at the end of the performance cycle contingent on meeting the performance goal.	NEOs receive a lump sum payment based on the performance at the end of the calendar year immediately preceding the change in control.

Treatment of Restricted Stock Units	All unvested stock/units are forfeited.	All unvested stock/units vest.	All unvested stock/units vest.	All unvested stock/units are forfeited, except for one-time RSU award granted at hire to Mr. Bouts which continues to vest post-termination.	All unvested stock/units vest.

Component	Voluntary or Termination for Cause	Death	Disability	Termination Without Cause	Termination Following a Change in Control

Treatment of Performance-Contingent RSUs	For U.S.-based NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a noncompetition agreement, unvested units will vest on the vest date if the performance measure is achieved. For all other NEOs, the unvested units are forfeited.	All unvested units vest at the end of the performance cycle, if the performance measure is achieved.	All unvested units vest at the end of the performance cycle, if the performance measure is achieved.	For U.S.-based NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a noncompetition agreement, unvested units will vest on the vest date if the performance measure is achieved. For all other NEOs, the unvested units are forfeited.	All unvested units vest.

Treatment of Stock Options/SARs	For U.S.-based NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a noncompetition agreement, unvested options/SARs will continue to vest under the normal schedule and options/SARs will remain exercisable for a maximum of 5 years (ISO tax treatment is only available for 90 days). For all other U.S.-based NEOs under age 55, unvested options/SARs are forfeited and vested options/SARs remain exercisable for a maximum of 30 days. For non-U.S.-based NEOs, unvested options/SARs are forfeited and vested options/SARs will remain exercisable for a maximum of 90 days.	All options/SARs vest.	Options/SARs continue to vest pursuant to the original vesting schedule.	For U.S.-based NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a noncompetition agreement, unvested options/SARs will continue to vest under the normal schedule and options/SARs will remain exercisable for a maximum of 5 years (ISO tax treatment is only available for 90 days). For all other U.S.-based NEOs under age 55, unvested options/SARs are forfeited and vested options/SARs remain exercisable for a maximum of 30 days. For non-U.S.-based NEOs, unvested options/SARs are forfeited and vested options/SARs will remain exercisable for a maximum of 90 days.	All options/SARs vest and in lieu of common stock issuable upon exercise, the NEOs are paid a lump sum amount equal to the number of outstanding shares underlying the options/SARs times the excess of the closing stock price on the date of termination over the exercise price.

Component	Voluntary or Termination for Cause	Death	Disability	Termination Without Cause	Termination Following a Change in Control

Treatment of Deposit Shares	NEOs with combined age and service years of 70 or above (minimum age of 55) receive a prorated portion of unvested stock/units, unless terminated for cause. If termination is for cause, then any award is forfeited.	All unvested stock/ units vest.	All unvested stock/ units vest.	NEOs with combined age and service years of 70 or above (minimum age of 55) receive a prorated portion of unvested stock/units.	All unvested stock/ units vest.

Retirement Benefits	No additional benefits received.	No additional benefits received.	No additional benefits received.	CEO—Paid a lump sum amount equal to an additional 2 years of service credited.	All U.S.-based NEOs—Paid a lump sum amount equal to an additional 2 years of service

				All Other U.S.-based NEOs—Paid a lump sum amount equal to an additional 1.25 to 1.5 years of service credited.	credited.

Health and Welfare Benefits	No additional benefits received.	No additional benefits received.	Continued for period of disability.	CEO—Continued for 2 years.	All NEOs—Continued for

				All Other NEOs—Continued for 1.25 to 1.5 years.	2 years.

Other Benefits	For all U.S.-based NEOs, financial planning services valued at $10,000 per year for 2 years.	No additional benefits received.	For all U.S.-based NEOs, long-term disability payment of up to $15,000 per month.	For all U.S.-based NEOs, outplacement benefits valued at $20,000 and financial planning services valued at $10,000 per year for 2 years.	For all U.S.-based NEOs, outplacement benefits valued at $20,000 and payment for excise taxes incurred as a result of Code Section 280G excess payments, if applicable.

A termination without cause will be triggered if the NEO is terminated in either an Actual Termination not for cause or a Constructive Termination. An Actual Termination is any termination by the Corporation for reasons other than death or disability or for cause or by the executive for reasons other than Constructive Termination. A Constructive Termination means, in general terms, any significant reduction in duties, compensation or benefits or change of office location from those in effect immediately prior to the change in control, unless agreed to by the executive.

Payments associated with a termination following a change in control will be triggered if both of the following two events occur:

1.
A change in control occurs. A "change in control" can occur by virtue, in general terms, of an acquisition by any person of 30% or more of the Corporation's voting shares, a merger in which the shareholders of the Corporation before the merger own 50% or less of the Corporation's voting shares after the merger, shareholder approval of a plan of liquidation or a plan to sell or dispose of substantially all of the assets of the Corporation, and if, during any two-year period, directors at the beginning of the period fail to constitute a majority of the Board.

2.
The executive is terminated in either an Actual Termination or a Constructive Termination not for cause.

With respect to change-in-control agreements executed prior to 2010, in the event benefits are paid because of a change in control and such benefits are subject to Code Section 280G, the Corporation would reimburse the executive for such excise taxes paid, together with taxes incurred as a result of such reimbursement. Beginning in 2010, all newly executed change-in-control agreements do not include excise tax reimbursement.

The table below represents the amounts potentially payable to the NEOs under various termination scenarios. The values assume termination on December 31, 2016, with stock awards and unexercisable stock options benefit values based on the Corporation's December 31, 2016, stock price of $75.07 and PC-RSUs using a payout at target.

Estimated Post-Termination Employment Benefits Table

NEO		Voluntary	Death	Disability	Without Cause	For Cause	Change in Control

John A. Hayes	Cash Severance	$—	$—	$—	$5,573,768	$—	$5,573,768
	Long-Term Cash Incentive	—	2,115,476	2,115,476	—	—	2,115,476
	Outstanding Stock Awards	—	900,840	900,840	—	—	900,840
	Outstanding Performance Awards	—	8,077,907	8,077,907	—	—	8,077,907
	Unexercisable Stock Options	—	5,794,600	5,794,600	—	—	5,794,600
	Retirement Benefits	—	—	—	267,259	—	267,259
	Health & Welfare	—	—	—	39,963	—	44,391
	Perquisites	20,000	—	—	40,000	—	20,000

	Total	$20,000	$16,888,823	$16,888,823	$5,920,990	$—	$22,794,241

Scott C. Morrison	Cash Severance	$—	$—	$—	$1,800,166	$—	$2,400,221
	Long-Term Cash Incentive	—	484,159	484,159	—	—	484,159
	Outstanding Stock Awards	—	1,126,425	1,126,425	—	—	1,126,425
	Outstanding Performance Awards	—	1,878,101	1,878,101	—	—	1,878,101
	Unexercisable Stock Options	—	1,350,380	1,350,380	—	—	1,350,380
	Retirement Benefits	—	—	—	117,313	—	163,838
	Health & Welfare	—	—	—	30,878	—	46,581
	Perquisites	20,000	—	—	40,000	—	20,000

	Total	$20,000	$4,839,065	$4,839,065	$1,988,357	$—	$7,469,705

Erik C. M. Bouts	Cash Severance	$—	$—	$—	$1,825,014	$—	$2,433,352
	Long-Term Cash Incentive	—	378,767	378,767	—	—	378,767
	Outstanding Stock Awards	—	1,735,994	1,735,994	985,294	—	1,735,994
	Outstanding Performance Awards	—	1,001,734	1,001,734	—	—	1,001,734
	Unexercisable Stock Options	—	421,349	421,349	—	—	421,349
	Retirement Benefits	—	—	—	—	—	—
	Health & Welfare	—	—	—	5,299	—	7,066
	Perquisites	—	—	—	—	—	20,000

	Total	$—	$3,537,844	$3,537,844	$2,815,607	$—	$5,998,262

Charles E. Baker	Cash Severance	$—	$—	$—	$1,016,545	$—	$1,626,473
	Long-Term Cash Incentive	242,692	242,692	242,692	242,692	242,692	242,692
	Outstanding Stock Awards	55,252	600,560	600,560	55,252	—	600,560
	Outstanding Performance Awards	961,947	961,947	961,947	961,947	961,947	961,947
	Unexercisable Stock Options	711,995	711,995	711,995	711,995	711,995	711,995
	Retirement Benefits	—	—	—	98,707	—	168,394
	Health & Welfare	—	—	—	24,506	—	45,633
	Perquisites	11,000	—	—	31,000	—	20,000

	Total	$1,982,886	$2,517,194	$2,517,194	$3,142,644	$1,916,634	$4,377,694

Lisa A. Pauley	Cash Severance	$—	$—	$—	$1,184,330	$—	$1,579,107
	Long-Term Cash Incentive	237,737	237,737	237,737	237,737	237,737	237,737
	Outstanding Stock Awards	68,989	750,700	750,700	68,989	—	750,700
	Outstanding Performance Awards	916,004	916,004	916,004	916,004	916,004	916,004
	Unexercisable Stock Options	658,552	658,552	658,552	658,552	658,552	658,552
	Retirement Benefits	—	—	—	91,330	—	127,993
	Health & Welfare	—	—	—	29,658	—	45,471
	Perquisites	20,000	—	—	40,000	—	20,000

	Total	$1,901,282	$2,562,993	$2,562,993	$3,226,600	$1,812,293	$4,335,564

DIRECTOR COMPENSATION

The table set forth below summarizes the 2016 compensation paid to each of the Corporation's nonmanagement directors. The elements of the nonmanagement director compensation program are evaluated and determined by the Nominating/Corporate Governance Committee, which takes into account market data provided by the Consultant. Effective January 1, 2016, the director compensation program consisted of a $70,000 annual fixed cash retainer, a $15,000 target annual incentive cash retainer, an annual restricted stock award valued at $130,000, an annual committee chair cash retainer of $10,000 for Nominating/Corporate Governance and Finance Committees, and $15,000 for Human Resources and Audit Committees, and an annual fixed cash retainer of $20,000 for the lead independent director. The annual incentive retainer is subject to the Corporation's performance under the same performance measures as the Annual Consolidated EVA® Incentive Compensation Plan, which is based on EVA® principles. The actual amount paid may range from $0 to $30,000. Additionally, all nonmanagement directors were granted award opportunities under the DSP in 2016, and newly elected directors were each awarded a one-time grant of 3,000 RSUs upon joining the Board. The elements of deferral for nonmanagement directors are detailed in the "Non-Qualified Deferred Compensation" section. The Director Compensation Table sets out the compensation earned for 2016, with any other compensation payments noted. The Corporation has established a 10,000 share stock ownership guideline for each nonmanagement director; all directors currently meet this guideline, with the exception of Mr. Heinrich and Ms. Niekamp, who joined the Board in August 2016 and are in the process of attaining shares within the required period.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)

Robert W. Alspaugh	$85,000	$372,252	$—	$20,400	$—	$20,000	$497,652
Michael J. Cave	$70,000	$372,252	$—	$20,400	$—	$17,750	$480,402
Hanno C. Fiedler	$70,000	$372,252	$—	$20,400	$—	$—	$462,652
Daniel J. Heinrich	$35,000	$470,430	$—	$8,361	$—	$—	$513,791
R. David Hoover (6)	$80,000	$364,932	$—	$20,400	$—	$19,750	$485,082
Georgia R. Nelson	$71,500	$372,252	$—	$20,400	$—	$17,750	$481,902
Cynthia A. Niekamp	$35,000	$470,430	$—	$8,361	$—	$—	$513,791
George M. Smart	$70,000	$364,932	$—	$20,400	$—	$—	$455,332
Theodore M. Solso	$100,000	$372,252	$—	$20,400	$—	$20,000	$512,652
Stuart A. Taylor II	$87,250	$372,252	$—	$20,400	$19,572	$—	$499,474

(1)
Values represent fees for annual fixed retainer, committee chair retainer and lead independent director retainer paid under the nonmanagement director compensation program. The value for Ms. Nelson includes $1,500 and the value for Mr. Taylor includes $2,250 related to special assignments in 2016. All nonmanagement directors except Ms. Niekamp and Messrs. Fiedler, Heinrich, Smart and Taylor deferred payment of their cash fees to the 2005 Deferred Compensation Company Stock Plan.

(2)
Reflects the fair value of RSU awards granted to nonmanagement directors in 2016, calculated in accordance with Topic 718. All nonmanagement directors received an annual award of 1,737 RSUs, using the closing price of the Corporation's common stock on April 27, 2016, at $74.86 per unit, resulting in a total award value of $130,032 for each director, excluding Mr. Heinrich and Ms. Niekamp, who each received a grant upon joining the Board of 3,000 RSUs on August 4, 2016, at $78.51 per unit, resulting in a total award value of $235,530. All nonmanagement directors also received RSU grants under the DSP. Ms. Nelson and Messrs. Alspaugh, Cave, Fiedler, Solso and Taylor received a DSP award of 3,000 RSUs, using the closing price of the Corporation's common stock on August 15, 2016, at $80.74 per unit, resulting in a total award value of $242,220 for each director. Ms. Niekamp and Messrs. Heinrich, Hoover and Smart received a DSP award of 3,000 RSUs, using the closing price of the Corporation's common stock on September 15, 2016, at $78.30 per unit, resulting in a total award value of $234,900 for each director.

(3)
Values represent the annual incentive retainer achieved for 2016, which was paid in February 2017, based on a performance factor of 136% applied to the $15,000 target for all nonmanagement directors. All nonmanagement directors except for Ms. Niekamp and Messrs. Fiedler, Heinrich, Smart and Taylor deferred payment of their 2016 annual incentive retainer in February 2017 to the 2005 Deferred Compensation Company Stock Plan.

(4)
Represents the amount of above-market interest earned under the Corporation's Deferred Compensation Plans, described in the "Non-Qualified Deferred Compensation" section.

(5)
Values represent corporate contributions for the 20% corporate match, up to a maximum of $20,000, available under the 2005 Deferred Compensation Company Stock Plan, as described in the "Non-Qualified Deferred Compensation" section.

(6)
Mr. Hoover earned $365,930 of above-market interest on employee-based deferral balances under the Corporation's Deferred Compensation Plans, excluded from this table.

Additional Footnote Information:

The aggregate number of outstanding stock awards and option awards for each nonmanagement director as of December 31, 2016, are:

  Mr. Alspaugh—Stock awards of 35,678

  Mr. Cave—Stock awards of 9,498

  Mr. Fiedler—Stock awards of 34,366

  Mr. Heinrich—Stock awards of 6,000

  Mr. Hoover—Stock awards of 17,342; and employee-based outstanding option awards of 1,153,000

  Ms. Nelson—Stock awards of 39,678

  Ms. Niekamp—Stock awards of 6,000

  Mr. Smart—Stock awards of 55,512

  Mr. Solso—Stock awards of 62,524

  Mr. Taylor—Stock awards of 82,356

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the shares of Common Stock which may be issued under the Corporation's existing compensation plans, as of December 31, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)

Equity compensation plans approved by security holders	4,809,631	$42.57	4,809,631
Equity compensation plans not approved by security holders	—	—	—
Total	4,809,631	—	4,809,631

REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

The Committee has reviewed the above CD&A and discussed its contents with members of the Corporation's management. Based on this review and discussion, the Committee has recommended that this CD&A be incorporated by reference in the Corporation's Annual Report on Form 10-K and as set out in this Proxy Statement.

  Georgia R. Nelson
  Cynthia A. Niekamp
  George M. Smart
  Theodore M. Solso
  Stuart A. Taylor II

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Corporation's Board consists of nonemployee directors who are independent under the NYSE Listing Standards and SEC rules.

Management is responsible for the Corporation's (1) accounting policies; (2) system of internal accounting controls over financial reporting; (3) disclosure controls and procedures; (4) performance of PricewaterhouseCoopers LLP, the independent auditor; (5) Internal Audit Department; and (6) compliance with laws, regulations and applicable ethical business standards. The independent auditor is responsible for performing an audit of the Corporation's Consolidated Financial Statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") and issuing a report thereon as well as issuing an opinion on the effectiveness of the Corporation's internal control over financial reporting.

The Committee's responsibility is to monitor and oversee the internal controls over financial reporting and disclosure controls and procedures, and to engage and evaluate the independent auditor. Management has represented to the Committee that the financial statements for the Corporation for the year ended December 31, 2016, were prepared in accordance with U.S. GAAP, and the Committee has reviewed and discussed those financial statements with management and the independent auditor. The Committee has also discussed with the independent auditor the matters required to be discussed by the Statement of Auditing Standards, as amended, the PCAOB Auditing Standards and the NYSE Listing Standards.

The Corporation's independent auditor provided to the Committee on a quarterly basis the written disclosures and letter required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence. The Committee has discussed with the independent auditor that firm's independence and that firm's internal quality control procedures, peer reviews and any investigations or inquiries by governmental or professional authorities disclosed by the independent auditor.

Based upon the Committee's review and discussion with management and the independent auditor, the representations of management and the disclosures and letter of the independent auditor (as required by PCAOB Rule 3526), the Committee recommended to the Board that the audited Consolidated Financial Statements in the Corporation's Annual Report on Form 10-K, including managements and the independent auditor's opinion of the Corporation's effectiveness of internal control over financial reporting as of December 31, 2016, be filed with the SEC.

The foregoing report has been furnished by the following members of the Audit Committee:

  Robert W. Alspaugh
  Michael J. Cave
  Hanno C. Fiedler
  Daniel J. Heinrich
  Stuart A. Taylor II

VOTING ITEM 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2017. PricewaterhouseCoopers LLP has been retained as the Corporation's external auditor continuously for many years. As disclosed in this Proxy Statement, during 2016 PricewaterhouseCoopers LLP rendered audit and non-audit services to the Corporation. The members of the Audit Committee and the Board believe the continued retention of PricewaterhouseCoopers LLP to serve as the independent external auditor is in the best interest of the Corporation and its investors.

We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.

Representatives of PricewaterhouseCoopers LLP will be present at the 2017 Annual Meeting of Shareholders and will have an opportunity to make a statement, if desired, as well as to respond to appropriate questions.

To approve the selection of auditors, at a meeting at which a quorum is present, more votes must be cast "for" the proposal than are cast "against" it. For this vote, abstentions are considered neither votes "for" nor "against" and will not affect the outcome of the vote.

The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent registered public accounting firm for 2017.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different registered independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation and our shareholders.

VOTING ITEM 3—APPROVAL OF THE AMENDED AND RESTATED
2013 STOCK AND CASH INCENTIVE PLAN

On January 25, 2017, the Board approved the Amended and Restated 2013 Stock and Cash Incentive Plan (the "Amended and Restated Plan") for submission to shareholders. The Amended and Restated Plan is an amendment and restatement of the 2013 Stock and Cash Incentive Plan (the "Original Plan") which was originally adopted by the Board on January 30, 2013, and approved by shareholders on April 24, 2013. The Amended and Restated Plan would increase the number of shares of Common Stock issuable under the Original Plan by 10,000,000 shares (approximately 5.7% of the outstanding common shares of 174,911,922 as of January 31, 2017). The Amended and Restated Plan will not become effective until it is approved by the Corporation's shareholders. In accordance with applicable NYSE Listing Standards, the Board is asking the Corporation's shareholders to approve the Amended and Restated Plan so the Corporation may use the total shares authorized in the Original Plan and the Amended and Restated Plan, as well as cash, to assist the Corporation in achieving its goals of increasing profitability and shareholder value, while receiving a federal income tax deduction for certain compensation paid under the Amended and Restated Plan pursuant to Section 162(m) of the Internal Revenue Code (the "Code") and qualifying such shares for incentive stock option tax treatment under Section 422 of the Code.

Proposed Amendments to the Original Plan

The Amended and Restated Plan contains the following amendments to the Original Plan:

•
The addition of 10,000,000 shares of Common Stock to those authorized for issuance under the Original Plan;

•
The implementation of a maximum annual Award limit for Directors of $550,000, representing aggregate grant date fair value of all Awards in a single calendar year; and

•
The elimination of dividend equivalent payments on unvested, nonperformance-based Stock Awards in favor of accrued dividend equivalents which pay only if and when the vesting criteria are satisfied.

Reasons for Approval of the Amended and Restated 2013 Stock and Cash Incentive Plan

The Board of Directors recommends approval of the Amended and Restated Plan in the form attached as Exhibit B to this Proxy Statement. Capitalized terms used below are defined in the attached Amended and Restated Plan.

The Board believes that the Corporation and its shareholders have benefited substantially over the years from the use of stock options, stock appreciation rights, restricted stock, restricted stock units and other awards and incentives as an effective means to secure, motivate and retain competent key personnel. Such equity incentives, beginning with the first plan in 1958 and continuing with several successor plans, have been significant factors in the success and growth of the Corporation. The Original Plan reserved an aggregate of 12,500,000 shares of Common Stock for issuance to key employees and nonemployee directors and 3,415,205 shares remain available for equity grants as of January 31, 2017.

Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any year with respect to compensation paid to our Chief Executive Officer and each of our three other highest-paid named executive officers, other than our Chief Financial Officer, unless such compensation is performance-based as provided by Section 162(m) of the Code related regulations. Compensation that qualifies under Section 162(m) of the Code as "performance-based" compensation is, however, exempt from the $1,000,000 deductibility limitation. The deductibility of payments made under the Amended and Restated Plan resulting in total covered compensation in excess of $1,000,000 for our covered officers following the Annual Meeting will depend on whether the payment is performance-based within the meaning of Section 162(m).

The Amended and Restated Plan is intended to enable us to grant awards that satisfy the requirements of a performance-based compensation program under Section 162(m) of the Code, including the requirement that the compensation must be paid solely on account of the attainment of pre-established, objective performance goals. In order for compensation granted pursuant to the Amended and Restated Plan to qualify for the performance-based exemption from the applicability of Section 162(m) of the Code, the material terms under which the compensation is to be paid must be disclosed to and approved by stockholders in a separate vote prior to payment. Accordingly, we are asking our stockholders to approve the Amended and Restated Plan, including re-approval of the performance criteria set forth below under "Amended and Restated 2013 Stock and Cash Incentive Plan Summary—Section 162(m) of the Internal Revenue Code."

Believing that the Amended and Restated Plan, including the request for additional shares and the re-approval of the performance criteria under the Amended and Restated Plan for purposes of Section 162(m) of the Code, is both necessary and appropriate for the Corporation to continue offering meaningful incentives to key employees and directors of the Corporation and its subsidiaries, the Board approved the Amended and Restated Plan on January 25, 2017, subject to approval by the shareholders.

Determination of the Number of Shares for the Amended and Restated Plan

The Amended and Restated Plan reserves for issuance a total of 22,500,000 shares of Common Stock, which reflects an increase of 10,000,000 shares from the 12,500,000 shares authorized under the Original Plan, for grants of Options, Stock Awards (i.e., Shares, Stock Units and Restricted Stock) and Stock Appreciation Rights ("SARs") to eligible Awardees. The 10,000,000 additional shares, when added to the remaining 3,415,205 shares available as of January 31, 2017, under the Original Plan, will provide a total authorization of 13,415,205 shares available for future grants. Shares subject to Awards that are canceled, expire or are forfeited will be available for re-grant under the Amended and Restated Plan. The Corporation may reacquire shares (including shares purchased on the open market or authorized but unissued shares). For purposes of determining the number of Shares available for grant under the Amended and Restated Plan, each Share subject to or issued in respect of an Option or a SAR shall be counted against the total authorized shares as one share. The Amended and Restated Plan utilizes "fungible share counting" which counts each Share subject to or issued in respect of an Award other than an Option or SAR against the total authorized shares as 2.98 shares. Shares tendered in payment of the exercise price of an Option and Shares withheld by the Corporation or otherwise received by the Corporation to satisfy tax withholding obligations shall not be available for future grants. Further, no more than 500,000 shares subject to Awards may be granted to any Awardee in any calendar year, except that in connection with his or her initial service, an Awardee may also be granted Awards up to an additional 500,000 shares. In addition, the aggregate number of shares subject to Awards granted in a calendar year to any one director shall not exceed $550,000, based upon grant date fair value. The shares are subject to adjustment resulting from certain changes in capitalization or corporate structure, including stock splits, reverse stock splits, stock dividends, other changes in capitalization, mergers, combinations, dissolution, recapitalizations or reclassification of the Common Stock.

The requested amount of additional shares is based on the Corporation's historical grant practices and share price and guidance from our independent executive compensation consultant. The Board currently believes that the additional shares requested, in addition to the remaining shares available under the Original Plan, will be sufficient to provide awards for approximately three to four years.

The Amended and Restated Plan will be administered by the Board of Directors or a Committee consisting of two or more nonemployee independent directors or its delegates (collectively the "Administrator"). The Board or a Committee comprised solely of nonemployee directors will administer the Amended and Restated Plan as to grants and awards to directors. The principal features of the Amended and Restated Plan are summarized below under "Amended and Restated 2013 Stock and Cash Incentive Plan Summary"; however, this summary should be read subject to the full text of the Amended and Restated Plan attached as Exhibit B and incorporated herein by reference.

Existing Incentive Plans

The Board has identified several ways in which to compensate officers, key employees, other employees and directors of the Corporation that are consistent with increasing shareholder value. In addition to the employee's base pay, the Corporation has utilized an Economic Value Added (EVA®) annual incentive compensation plan since 1992. This plan provides an opportunity for employees to earn between zero and two times their target incentive compensation based on the Corporation's (or relevant operating unit's) performance against EVA® targets. Amounts earned in excess of two times their target incentive compensation are banked and paid out over time.

In addition, long-term incentive compensation, special acquisition-related incentives, stock options, restricted stock/units, deposit share plans and performance-based restricted stock units have all been utilized from time to time to align the interests of participants with the interests of shareholders of the Corporation. These plans are described in detail in the Compensation Discussion & Analysis section of the Proxy Statement. The use of a variety of equity based and other incentives was important to creating such close alignment with shareholder interests and facilitating the Corporation's successful performance.

The Corporation last sought and obtained shareholder approval of a stock and cash based incentive plan in 2013. The Board is seeking approval of the Amended and Restated Plan so that the Corporation is able to continue to provide appropriate incentives to motivate and/or retain officers, directors, employees, consultants and independent contractors and continue to align their interests with the interests of the shareholders. The average number of stock awards granted under the Corporation's equity plans during the last three years has been approximately 1.53% of the average common shares outstanding at the end of the last three years.

The following table sets forth information regarding outstanding options and full value awards as of January 31, 2017. These figures represent an update to those provided in our Form 10-K for the fiscal year ended December 31, 2016, filed on March 2, 2017, primarily as a result of stock option exercises, stock award lapses, award cancellations and annual equity awards approved by the Human Resources Committee of the Board of Directors on January 25, 2017. These awards include Performance-Contingent RSUs with a performance period of 36 months and a performance measure payout range of 0%-minimum, 100%-target and 200%-maximum. For purposes of share pool analysis and because these Performance-Contingent RSUs were just awarded, they are conservatively estimated at 200% maximum payout and reported with all other restricted stock awards under Full Value Awards Outstanding. Future calculated payout estimates will be based upon review and analysis of the forecasted performance measures and disclosed in 10-Q and 10-K filings.

Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Term	Full Value Awards Outstanding	Shares Available for Future Grants as of January 31, 2017

9,186,456	$44.63	5.45	1,697,674	3,415,205

The following table sets forth information regarding awards granted and/or earned for each of the last three fiscal years, the burn rate for each of the last three fiscal years and the average burn rate over the last three years. This is supplemental to the equity award information reported in the Form 10-K for each of those fiscal years, which reported the total equity awards granted in each respective fiscal year. The table below reflects nonperformance awards in the year granted and performance-based awards in the year in which the performance criteria were met and the awards vested.

Year	Options Granted	Full Value Shares Granted (Nonperformance)	Full Value Shares Vested (Performance Based)	Total Granted = Options + Adjusted Full Value Shares (based on 3.0 to 1.0)	Weighted Average Number of Common Shares Outstanding	Burn Rate = Total Granted/CSO

2016	1,287,432	250,085	143,305	2,467,602	158,271,000	1.56%
2015	1,231,865	77,572	148,875	1,911,206	137,300,000	1.39%
	1,361,390	69,390	226,600	2,249,360	138,508,000	1.62%
					3-year average	1.53%

The burn rate is calculated as (a) all option awards and nonperformance restricted stock units granted in a fiscal year plus (b) performance-based restricted stock units vested in a fiscal year; divided by the weighted average number of common shares outstanding for that fiscal year. Shares canceled or forfeited are not excluded from the calculation. Awards earned upon the attainment of performance criteria are counted in the year in which they are earned rather than the year in which they are granted. The Corporation continues to manage its burn rate of awards granted to reasonable levels in light of changes in its business and the number of outstanding shares while ensuring that our overall executive compensation program is competitive and supports the Corporation's performance objectives.

The Corporation considered the potential dilution that would result from shareholder approval of the Amended and Restated Plan, including the requested additional shares. The request of 10,000,000 shares represents 5.7% of common shares outstanding as of January 31, 2017. The potential dilution from the Amended and Restated Plan is 12.2%, on a fully-diluted basis, following shareholder approval, which the Corporation believes is reasonable for our industry. The potential dilution is calculated as (a) equity awards outstanding plus shares available for future grants (including the requested additional shares) divided by (b) common shares outstanding plus equity awards outstanding plus shares available for future grants (including the requested additional shares).

New Plan Benefits

Awards under the Amended and Restated Plan are within the discretion of the Administrator. As a result, the benefits that will be awarded under the Amended and Restated Plan, including to our non-employee directors, are not determinable at this time.

Existing Plan Benefits

The following table summarizes the aggregate grants made to our named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees, excluding current executive officers, as a group, from the inception of the Original Plan through December 31, 2016. Amounts in the "Number of Stock Awards Granted" column reflect full-value awards not at the Original Plan's fungible count (2.98), and performance-based awards at target performance. As of January 31, 2017, the fair market value of a share of the Corporation's Common Stock was $76.26.

Name and Position	Number of Options or Stock Appreciation Rights Granted	Number of Stock Awards Granted

John A. Hayes Chairman, President and CEO	457,271	145,307
Scott C. Morrison SVP and CFO	106,262	55,523
Erik Bouts, SVP COO, Global Beverage Packaging	54,142	55,738
Charles E. Baker VP, General Counsel and Corporate Secretary	54,539	31,040
Lisa A. Pauley SVP, Human Resources and Administration	51,952	31,837
All of the above and present executive officers as a group	880,100	426,397
All nonemployee directors as a group	—	102,411
All employees as a group (excluding executive officers)	3,000,587	851,045

Amended and Restated 2013 Stock and Cash Incentive Plan Summary

Awards and Eligibility

The Amended and Restated Plan provides for Awards which are defined to include Cash Awards, Options, SARs and Stock Awards (i.e., Shares, Stock Units and Restricted Stock). Under the Amended and Restated Plan, Options to purchase the Corporation's Common Stock may be granted to directors (except no Incentive Stock Options may be granted to nonemployee directors) and key executive, administrative, professional and technical employees, including corporate officers of the Corporation or any of its subsidiaries, consultants and independent contractors. The directors and the number of key employees who will be selected to participate in the Amended and Restated Plan are not identifiable at this time. The benefits or amounts payable under the Amended and Restated Plan are discretionary and are not determinable at this time. As of December 30, 2016, approximately 19,013 persons were in a class of persons eligible to participate in the Original Plan, including 18,564 employees, 439 consultants and independent contractors and 10 directors. Individuals from these groups are selected to receive awards and participate in the Original Plan on the basis of the Administrator's exercise of discretion.

Administration

The Amended and Restated Plan will be administered by the Board, although the Board retains the authority to appoint a Committee or other delegates as Administrator of the Amended and Restated Plan. With respect to awards granted to officers and directors of the Corporation, and to awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, the Amended and Restated Plan will be administered by the Board or a Committee consisting of no fewer than two nonemployee independent directors. The Administrator will decide to whom and when to make grants, the types of grants, the number of shares to be covered by the grants and any special terms or provisions relating to Awards. The Administrator may at any time adopt such resolutions, rules and regulations for the Amended and Restated Plan and interpret the Amended and Restated Plan as it deems advisable. No shares shall be issued or transferred pursuant to a Stock Award unless all legal requirements applicable to the issuance of shares, in the opinion of the General Counsel, have been ratified.

Stock Subject to the Amended and Restated Plan

Subject to certain adjustments permitted under the Amended and Restated Plan, the maximum number of Shares reserved for the grant of Awards under the Amended and Restated Plan ("Total Authorized Shares") is 22,500,000 Shares, which reflects an increase of 10,000,000 Shares from 12,500,000, the original number of Shares which were authorized under the 2013 Stock and Cash Incentive Plan as of April 24, 2013. For purposes of determining the number of Shares available for grant under the Amended and Restated Plan, each Share subject to or issued in respect of an Option or a Stock Appreciation Right shall be counted against the Total Authorized Shares as one share. All shares underlying a Stock Appreciation Right award shall be counted against the Total Authorized Shares, and shares not issued upon the net settlement or net exercise of a Stock Appreciation Right award shall not be added to and shall not increase the number of shares available for grant. Each Share subject to or issued in respect of an Award other than an Option or Stock Appreciation Right shall be counted against the Total Authorized Shares as 2.98 Shares. Subject to the following sentence, if any Shares subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award terminates or expires without distribution of Shares to the Awardee, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, shall be available again for Awards under the Amended and Restated Plan; provided however, that for each Share subject to an Award other than an Option or Stock Appreciation Right, 2.98 Shares shall be available again for Awards under the Amended and Restated Plan. The following Shares shall not be available for future grants: (i) Shares tendered in payment of the exercise price of an Option, (ii) Shares withheld by the Company or otherwise received by the Company to satisfy tax withholding obligations for any Award and (iii) Shares not issued upon the net settlement or net exercise of a SAR. In addition, the Total Authorized Shares shall not be increased by any Common Stock repurchased by the Corporation with Option proceeds. The Shares subject to the Amended and Restated Plan may be either Shares reacquired by the Corporation, including Shares purchased in the open market, or authorized but unissued Shares.

Options

Each Option will have a term no longer than 10 years from the date of grant, and will be exercisable as decided by the Administrator in accordance with law. Incentive Stock Options may be exercised upon termination of employment or the termination of a director's service, as the Administrator shall determine in accordance with applicable law. No Incentive Stock Option may be granted under the Amended and Restated Plan after the 10th anniversary of the adoption date of the Amended and Restated Plan.

The exercise price for both Incentive Stock Options and Non-Qualified Stock Options shall not be less than 100% of the fair market value of the Corporation's Common Stock on the date of grant, defined to be the closing price of the Corporation's Common Stock as published in The Wall Street Journal report of the New York Stock Exchange—Composite Transactions. The exercise price may be paid in cash and/or check or wire transfer or, with the consent of the Administrator, in Common Stock which the Awardee owns or in such other form as permitted by the Administrator. The exercise price under each Option will not change during the life of the Option (subject to adjustment as provided in the Amended and Restated Plan to reflect certain corporate transactions), regardless of changes in the market value of the Common Stock. The Administrator will not amend or replace, without shareholder approval, previously granted Options in any transaction that constitutes a "repricing" as such term is used under the rules of the NYSE. Except in the event of changes in capitalization, dissolution, liquidation or a change in control of the Corporation, the terms of any outstanding awards may not, without shareholder approval, be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Options.

Stock Appreciation Rights

Each SAR entitles the holder to receive, upon exercise, the difference between the fair market value of a share of Common Stock on the date of exercise over the exercise price of each SAR, multiplied by the number of shares with respect to which the SAR is exercised. SARs may be granted in tandem with an Option.

A SAR may be awarded based upon the attainment of certain performance criteria. The exercise price per share of any SAR will not be less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted. The term of each SAR will be determined by the Administrator. SARs will be paid in cash, in shares or in a combination thereof, as the Administrator may determine at the time of such grant. The Administrator will not amend or replace without shareholder approval, previously granted SARs in any transaction that constitutes a "repricing" as such term is used under the rules of the NYSE. Except in the event of changes in capitalization, dissolution, liquidation or a change in control of the Corporation, the terms of any outstanding awards may not, without shareholder approval, be amended to reduce the exercise price of outstanding SARs or cancel outstanding SARs in exchange for cash, other Awards or SARs with an exercise price that is less than the exercise price of the original SARs. Each SAR shall have a term no longer than 10 years from the date of grant.

Stock Awards

Stock Awards may consist of the issuance of Shares, Stock Units and Restricted Stock. The grant, issuance, retention and/or vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Notwithstanding anything to the contrary in the Amended and Restated Plan, the performance criteria for any Stock Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be established by the Committee based on one or more of the Qualifying Performance Criteria that satisfy the requirements of Section 162(m) of the Code, which will be determined by the Committee and specified in writing generally not later than 90 days after the commencement of the period of service to which the performance goals relate, provided that the outcome is substantially uncertain at that time.

The Administrator may provide that, subject to Applicable Laws, Participants holding or beneficially entitled to Stock Awards shall be entitled to dividend equivalents which accrue during the vesting and/or performance period and only pay if and when the vesting and/or performance criteria of the Award is met. The Administrator may establish the terms and conditions of any payout of Stock Units or shares (if any) upon the termination of the Participant's employment or service on the Board. The Administrator may modify or amend each Award, including, but not limited to, the allocation of vesting and/or exercisability, but such allocation shall be limited to circumstances of death, disability, retirement or change in control.

Cash Awards

Subject to the terms of the Amended and Restated Plan, Cash Awards may be granted to eligible employees or nonemployee Directors at any time as determined by the Administrator, as appropriate. The Administrator may establish the amount of other incentive awards granted, the applicable related performance period and performance goals and other terms and conditions applicable to such grant. For an Award that is intended to satisfy the requirements of Section 162(m) of the Code, the Committee will establish the percentage of target Cash Award and the performance criteria based on one or more Qualifying Performance Criteria that satisfy the requirements of Section 162(m) of the Code for such Award.

The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of the Cash Award granted under the Amended and Restated Plan for any fiscal year to any Awardee that is intended to satisfy the requirements for "Performance-Based Compensation" under Section 162(m) of the Code shall not exceed $10,000,000.

Awards Nontransferable

Unless determined otherwise by the Administrator, an Award may not be assigned, transferred, pledged or otherwise encumbered by an Awardee, other than by will, beneficiary designation or the laws of descent and distribution.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code permits the Corporation to deduct from income compensation over $1,000,000 to the extent such amounts qualify as "Performance-Based Compensation" under Section 162(m) of the Code and the Corporation intends to grant Awards under the Amended and Restated Plan that so qualify. The performance criteria are the following: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average shareholders' equity; (vii) total shareholder return or growth in total shareholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) invested capital, required rate of return on capital or return on invested capital; (xi) revenue; (xii) income or net income; (xiii) operating income, net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in shareholder value relative to the growth of the S&P 500 or S&P 500 Index, S&P Global Industry Classification Standards ("GICS") or GICS Index, or another index, peer group or peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation; (xxiii) improvement in workforce diversity; (xxiv) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxv) customer satisfaction; (xxvi) merger and acquisitions; (xxvii) sustainability goals; (xxviii) measurements of risk; (xxvix) safety improvements; (xxx) reductions in scrap; and (xxxi) other similar criteria consistent with the foregoing. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occur during a performance period: (A) asset impairments or write-downs; (B) litigation, judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Corporation's Annual Report to shareholders for the applicable year; and (F) any other adjustment consistent with the operation of the Amended and Restated Plan. Notwithstanding the foregoing, Awards intended to comply with Section 162(m) of the Code shall be based exclusively on those criteria and other terms and conditions that so comply. The Amended and Restated Plan also permits Awards to be granted that are not intended to satisfy the requirements of Section 162(m) of the Code.

Deferral

In order to encourage directors, officers and key employees to invest in and retain ownership of the Corporation's shares, employees and directors may be permitted to defer all or some of their Awards under this Amended and Restated Plan, as well as shares and matches of shares. Deferrals may be for such periods and upon such terms as the Administrator may determine in its sole discretion and in accordance with Section 409A of the Code and any Treasury Department or Internal Revenue Service Regulations or Guidance.

Deferrals by Awardees that are not exempt from Section 409A of the Code will be made in accordance with Section 409A of the Code. The terms of these deferrals, and any related programs, procedures, Award Agreements and other related documents shall be determined by the Administrator, in its sole discretion. Any such terms, including terms with respect to eligibility to make or change deferral elections, and timing, form, and if applicable, acceleration of, distributions shall comply with the applicable requirements of Section 409A of the Code or shall otherwise be exempt from Section 409A of the Code.

Change in Control

In order to protect the Awardees' rights in the event of a Change in Control of the Corporation (as defined in the Amended and Restated Plan), the Amended and Restated Plan provides for the immediate vesting of all Awards granted under the Amended and Restated Plan that are outstanding at the time of the Change in Control if the Awardee's employment is terminated within 12 months following the Change in Control without Cause (as defined in the Amended and Restated Plan) or by the Awardee upon the occurrence of Constructive Termination (as defined in the Amended and Restated Plan); and such Awards shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse without regard to the number of years that have elapsed from the date of grant or when the performance criteria have been achieved.

With respect to Awards under the Amended and Restated Plan that are deferred, the definition of Change in Control shall have the meaning set forth in Section 409A of the Code and any Treasury Department or Internal Revenue Service Regulations or Guidance.

Term of the Amended and Restated Plan

If approved by the shareholders, the Amended and Restated Plan will be effective on April 25, 2017, and will continue in effect for a term of 10 years from the later of the date of the Amended and Restated Plan or any amendment to add shares to the Amended and Restated Plan which is approved by the shareholders of the Corporation. The foregoing is subject to the right of the Board or Committee to terminate or cancel the Amended and Restated Plan.

Recoupment

If the Board or an appropriate Committee of the Board determines that any fraud or intentional misconduct by one or more Officers or other executives of the Corporation, or an Affiliate, at a level of Vice President or above caused the Corporation, directly or indirectly, to restate its financial statements and the Officer or such executive has received more compensation than would have been paid absent the fraud or intentional misconduct, the Board or Committee, in its discretion, shall take such action as it deems necessary or appropriate to remedy the fraud or intentional misconduct and prevent its recurrence. Such action may include requiring partial or full reimbursement of any incentive compensation paid to such Officer or such executive or causing the partial or full cancellation of outstanding incentive compensation awards, restricted stock awards and/or stock options previously granted to such Officer or such executive in the amount by which such compensation exceeded any lower payment that would have been made based on the restated financial results.

Amendment and Termination

The Board or Committee may amend, alter or discontinue the Amended and Restated Plan, but any such amendment shall be subject to approval of the shareholders of the Corporation in the manner and to the extent required by applicable law. No amendment, suspension or termination of the Amended and Restated Plan shall adversely affect the rights of any outstanding Award, unless mutually agreed otherwise in writing and signed by the Participant and the Administrator.

U.S. Federal Tax Consequences

The following summary constitutes a brief overview of the principal federal income tax consequences relating to the above-described Awards based upon current federal income tax laws. This summary is not intended to be exhaustive and does not discuss the tax consequences arising in the context of the employee's death or the tax consequences of any municipal, state, local or foreign taxes. The American Jobs Creation Act of 2004 added legislation concerning deferred compensation, with which the Amended and Restated Plan must comply. In this regard, it is the Corporation's intent that the Amended and Restated Plan and Awards granted thereunder avoid adverse tax consequence by reason of the application of this legislation.

An Awardee will not realize income upon the granting of a Stock Option under the Amended and Restated Plan, nor would the Corporation be entitled to a deduction at such time.

Generally, there will be no realization of income by the Awardee upon the exercise of an Incentive Stock Option (generally if exercised no later than three months after any termination of employment). If the Awardee sells shares acquired upon exercise of an Incentive Stock Option of Common Stock after the later of one year from the exercise date or two years from the date of grant, any gain or loss on the sale generally will be treated as a long-term capital gain or loss, and the Corporation will not be entitled to any deduction on account of the issuance of Common Stock or the grant of the Incentive Stock Option. The tax consequences of any untimely exercise or disposition of shares with respect to an Incentive Stock Option will be determined in accordance with the rules applicable to Non-Qualified Stock Options. The amount by which the fair market value of the stock on the exercise date of an Incentive Stock Option exceeds the option price, however, will be an item of tax adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Internal Revenue Code, as amended.

Upon the exercise of a Non-Qualified Stock Option, the Awardee will realize compensation income in the amount of the excess of the fair market value of the Corporation's Common Stock on the day of exercise over the stock option exercise price. The tax basis of any shares acquired upon exercise of a Non-Qualified Stock Option Shares of Common Stock received will be the fair market value of such shares on the date the stock option is exercised.

With respect to Restricted Stock or Stock Units, an Awardee will generally not realize income at the date of the award, nor would the Corporation be entitled to a deduction at that time. The Awardee generally will realize compensation income in an amount equal to the fair market value of the awarded shares at the time the restrictions lapse on such shares, and the Corporation will be entitled to a corresponding tax deduction. Dividend equivalents paid to Awardees generally will be taxed as compensation income to the Awardee and deductible as such by the Corporation.

When a SAR is exercised (the difference between the value of the SAR or the grant over the value at the date of exercise), the Awardee will realize compensation income equal to the fair market value of such cash or Common Stock received upon such exercise or lapse of such restrictions (less any consideration paid by the Awardee for such award). The Corporation would be entitled to a deduction for federal income tax purposes in the amount and in the year that the Awardee realizes the compensation income. The tax basis of any shares of any Common Stock received will be the fair market value of such shares on the date the SAR is exercised.

The Amended and Restated Plan and Awards granted thereunder are designed and intended, to the extent applicable, to comply with the requirements of Section 409A of the Code, as amended, and any Treasury Department or Internal Revenue Service Regulations or Guidance.

Awardees who are residents of foreign countries may be subject to the tax laws of those countries.

Shareholder Approval

The Amended and Restated Plan will be approved if the votes cast "for" approval of the Amended and Restated Plan exceed the votes cast "against" approval of the Amended and Restated Plan and abstentions.

Abstentions will be counted as votes cast on the proposal to approve the Amended and Restated 2013 Stock and Cash Incentive Plan and so will have the same effect as votes "against" this proposal. Broker nonvotes are considered neither a vote "for" nor "against" and will not affect the outcome of the vote.

The Board of Directors recommends a vote "FOR" the Approval of the Amended and Restated 2013 Stock and Cash Incentive Plan.

VOTING ITEM 4—ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of our NEOs, as we have described it in the "Executive Compensation" section of this Proxy Statement. We are seeking this approval pursuant to Section 14A of the Securities Exchange Act of 1934, as amended. While this vote is advisory and is not binding on the Corporation, it will provide useful information to our management and our Human Resources Committee regarding our shareholders' views about our executive compensation philosophy, policies and practices, which the Committee will be able to consider when determining executive compensation for the balance of 2017 and beyond. Following is a summary of some of the key points of our 2016 executive compensation program. Please see the "Executive Compensation Discussion and Analysis" section for more information.

Our executive compensation program has been designed to implement certain core compensation principles, including alignment of management's interests with our shareholders' interests to support long-term value creation and pay-for-performance. In the course of establishing the 2016 compensation program and awarding compensation, our management and our Human Resources Committee determined the use of performance-based incentives to motivate our NEOs to achieve current and long-term business goals, after reviewing data and analyses regarding comparable market compensation. Management and the Committee received advice and counsel on the program from an independent consultant, which provided no other services to the Corporation other than those provided directly to or on behalf of the Committee.

At the April 2016 annual meeting, shareholders were asked to approve the Corporation's fiscal 2015 executive compensation programs. Of those votes included in the tabulation, over 96% voted to approve the proposal. In light of these results, and in consideration of shareholder input obtained from outreach efforts taken in connection with the 2016 meeting, the Human Resources Committee carefully reviewed the Corporation's executive compensation practices. The Human Resources Committee concluded that the Corporation's existing executive compensation program continues to be the most appropriate for the Corporation and effective in rewarding executives commensurate with business results.

Summary of 2016 Named Executive Officer Compensation

Our NEOs' 2016 compensation consisted primarily of the following components which includes base salary, annual EVA® incentive plan awards, LTCIP and awarded value of stock options, SARs and PC-RSUs (in addition to the retirement, health and welfare plans and programs in which all of our full-time employees participate, as well as limited perquisites).

Compensation Component	Key Features	Purpose	2016 Actions

Current Year	Annual Base Salary	Fixed element of pay based on an individual's primary duties and responsibilities.	Adjustments reflected increases consistent with the Corporation's merit budget and movement towards market medians; competitive benchmarking applied.

	Annual Economic Value Added (EVA®) Incentive Compensation Plan	Rewards achievement of specified annual corporate and/or operating unit financial goals pursuant to EVA® principles.	Payments reflect positive financial results achieved in 2016.

Long-Term Incentive—Cash	Long-Term Cash Incentive Plan ("LTCIP")	Promotes long-term creation of shareholder value in absolute terms ("ROAIC") and relative terms (TSR performance versus a subset of companies in the S&P 500) and provides an executive retention incentive.	Payments reflect excellent ROAIC and stock performance over the 3-year cycle ending December 31, 2016.

Long-Term Incentive—Equity	Stock Options and Stock-Settled Stock Appreciation Rights ("SARs")	Promotes executive share ownership and long-term corporate performance resulting in the creation of shareholder value.	Awards provided in 2016; competitive benchmarking applied.

	Performance-Contingent Restricted Stock Units ("PC-RSUs")	Promotes share ownership through the achievement of a future target value of absolute Economic Value Added (EVA®) dollars generated in excess of Ball's 9% after-tax hurdle rate as the capital charge, which is higher than our actual WACC.	Awards provided in 2016; competitive benchmarking applied.

	Restricted Stock/RSUs	Promotes share ownership, provides a retention incentive and provides long-term incentive for the creation of shareholder value.	Not awarded to NEOs in 2016.

Other One-Time Incentives	Special Acquisition-Related Incentive Program ("SAIP")	Promotes the successful integration of the newly acquired beverage business.	Awarded to all NEOs and certain other members of management in 2016.

	Deposit Share Program ("DSP")	Promotes executive financial investment in the Corporation, promotes share ownership and provides long-term incentive for performance resulting in the creation of shareholder value.	Awarded to all NEOs and certain other members of management in 2016.

We believe our 2016 executive compensation program reflects best practices and was designed to balance risk and reward. We focus on pay-for-performance in establishing our executive compensation program and setting the plans' performance metrics. With input from an independent consultant, our Human Resources Committee continued to apply competitive benchmarking (pay and performance) in 2016 relative to the unique structure and needs of the Corporation. Our program seeks to mitigate risks related to compensation and align management's interests with shareholders' interests in long-term value creation.

Vote requested.    We believe the information we have provided above and within the "Executive Compensation Discussion and Analysis" section of this Proxy Statement demonstrates that our executive compensation program in respect of our NEOs was designed appropriately and is working to ensure that management's interests are aligned with our shareholders' interests to support long-term value creation. Accordingly, the Board of Directors recommends that shareholders approve the program by approving the following advisory resolution, the results of which will be counted and considered by the board. For this vote, abstentions and broker nonvotes are considered neither votes "for" nor "against" and will not affect the outcome of the vote.

RESOLVED: That the shareholders of Ball Corporation hereby approve, on an advisory basis, the compensation of the individuals identified in the "Summary Compensation Table," as disclosed in the Ball Corporation 2017 Proxy Statement pursuant to Item 402 of Regulation S-K which disclosure includes the "Executive Compensation Discussion and Analysis" section, the compensation tables and the accompanying footnotes and narratives within the "Executive Compensation Discussion and Analysis" section of such Proxy Statement.

The Board of Directors recommends a vote "FOR" the Advisory (Non-Binding) Vote Approving Executive Officer Compensation.

VOTING ITEM 5—ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE ADVISORY NON-BINDING SHAREHOLDER VOTE TO APPROVE EXECUTIVE COMPENSATION

At least once every six years, shareholders are entitled to cast an advisory (non-binding) vote on how frequently they wish to cast an advisory (non-binding) vote regarding executive compensation. Shareholders voted in 2011 that they would cast an advisory vote on executive compensation every year.

Accordingly, in addition to the advisory approval of our named executive officer compensation, we are also seeking a non-binding determination from our shareholders as to the frequency with which shareholders would have an opportunity to provide a non-binding advisory approval of Ball Corporation's compensation of its named executive officers. We are providing shareholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, our Board recommends that our shareholders select a frequency of one year, or an annual vote, although we note that this say-on-frequency vote is not a vote to approve or disapprove that recommendation.

We believe Ball's executive compensation program is designed to support long-term value creation, and an annual vote will allow shareholders to more frequently assess the program in relation to the Corporation's annual and long-term performance. As described in the Compensation Discussion and Analysis section above, one of the core principles of our executive compensation program is to ensure management's interests are aligned with our shareholders' interests to support long-term value creation. While we acknowledge that a biennial or triennial vote is consistent with our long-term focus on performance and executive equity incentives and would allocate investors' workload of reviewing proxies over a longer period, we believe that companies benefit from the rigor and discipline of having to annually submit their executive compensation to a shareholder vote, for the reasons outlined below.

An annual vote will provide us with the regular input required to proactively respond to shareholders' sentiments and implement any necessary changes as soon as reasonably possible. We carefully review and evaluate appropriate changes to our program each year to maintain the consistency and credibility of the program, which is important in motivating and retaining our employees. We therefore believe that an annual vote is an appropriate frequency to provide our management and Board of Directors the ability to regularly assess shareholders' input and to implement any appropriate changes to our executive compensation program.

We therefore recommend that our shareholders select "One Year" when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, our Board will review the results of the vote and, consistent with our record of shareholder engagement, take them into account in making a determination concerning the frequency of advisory votes on executive compensation. For this vote, abstentions and broker nonvotes are not considered votes for any of the three frequencies and will not affect the outcome of the vote.

The Board of Directors recommends shareholders select "ONE YEAR" on the proposal recommending the Frequency of Advisory Votes on Executive Compensation.

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

To be eligible for inclusion in the Corporation's Proxy Statement for the 2018 Annual Meeting of Shareholders, proposals of shareholders must be in writing and be received by the Corporate Secretary at the Corporation's principal executive offices, 10 Longs Peak Drive, Broomfield, Colorado 80021-2510, by November 15, 2017.

If a shareholder desires to bring business before the 2018 Annual Meeting of Shareholders, which is not the subject of a proposal submitted for inclusion in the Proxy Statement, the shareholder must notify the Corporation of the shareholder's proposal, which must be delivered to or mailed and received at the principal executive offices of the Corporation between December 27, 2017, and January 26, 2018, or the proposal may be considered untimely. The appointed proxies may exercise their discretionary authority to vote previously solicited proxies against such proposal if it is raised at the 2018 Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To our knowledge, based solely upon a review of the copies of the forms furnished to the Corporation, and/or written representations from certain reporting persons, the Corporation believes that all filing requirements under Section 16(a) applicable to its officers and directors were met during the fiscal year ended December 31, 2016.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. This could be applicable to you if you request a paper copy of these proxy materials after you receive notice of Internet access to the proxy materials.

A number of brokers with account holders who are shareholders may be householding our proxy materials, to the extent such shareholders have given their prior express or implied consent in accordance with SEC rules. A single Proxy Statement and Annual Report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker to discontinue householding and direct your written request to receive a separate Proxy Statement and Annual Report to the Corporation at: Ball Corporation, Attention: Investor Relations, 10 Longs Peak Drive, Broomfield, Colorado 80021 or call Investor Relations at 303-460-5727. Shareholders who currently receive multiple copies of the Proxy Statement and Annual Report at their address and would like to request householding of their communications should contact their broker.

SOLICITATION AND OTHER MATTERS

The Corporation will pay the cost of soliciting proxies. Georgeson Inc. has been retained to assist in the solicitation of proxies for a fee of $8,000. In addition to solicitations by mail, proxies also may be solicited personally, or by telephone or electronic means by some directors, officers and regular employees of the Corporation, without additional compensation, as well as by employees of Georgeson Inc. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material, Annual Report and other shareholder materials to the beneficial owners of common stock where those owners request such materials.

As of the date of this Proxy Statement, the Board of the Corporation has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. However, the persons named in the accompanying proxy shall have authority to vote such proxy as to any other matters that properly come before the meeting and as to matters incidental to the conduct of the meeting, according to their discretion.

By Order of the Board of Directors, Charles E. Baker Corporate Secretary

March 15, 2017
Broomfield, Colorado

Exhibit A

Ball Corporation Bylaws

  Section C. Director Resignation Policy.

        In an uncontested election of directors of the corporation, any nominee who receives a greater number of votes "withheld" from his or her election than votes "for" his or her election will, within ten (10) days following the certification of the shareholder vote, tender his or her written resignation to the chairman of the board for consideration by the Nominating/Corporate Governance Committee (the "Committee"). As used in this Section C, an "uncontested election of directors of the corporation" is an election in which the only nominees are persons nominated by the board of directors of the corporation.

        The Committee will consider such tendered resignation and, within sixty (60) days following the certification of the shareholder vote, will make a recommendation to the board of directors concerning the acceptance or rejection of such resignation. In determining its recommendation to the board, the Committee will consider all factors deemed relevant by the members of the Committee.

        The Committee also will consider a range of possible alternatives concerning the director's tendered resignation as the members of the Committee deem appropriate, including, without limitation, acceptance of the resignation, rejection of the resignation or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Committee to have substantially resulted in the "withheld" votes.

        The board of directors of the corporation will take formal action on the Committee's recommendation no later than ninety-five (95) days following the certification of the shareholder vote. In considering the Committee's recommendation, the board will consider the information, factors and alternatives considered by the Committee and such additional information, factors and alternatives as the board deems relevant.

        Following the board's decision on the Committee's recommendation, the corporation, within four (4) business days after such decision is made, will publicly disclose, in a Current Report on Form 8-K filed with the Securities and Exchange Commission, the board's decision, together with an explanation of the process by which the decision was made and, if applicable, the board's reason or reasons for its decision.

        No director who, in accordance with this Section C, is required to tender his or her resignation, shall participate in the Committee's deliberations or recommendation, or in the board's deliberations or determination, with respect to accepting or rejecting his or her resignation as a director. If a majority of the members of the Committee received a greater number of votes "withheld" from their election than votes "for" their election, then the independent directors then serving on the board of directors who received a greater number of votes "for" their election than votes "withheld" from their election, and the directors, if any, who were not standing for election, will appoint an ad hoc board committee from among themselves (the "Ad Hoc Committee"), consisting of such number of directors as they may determine to be appropriate, solely for the purpose of considering and making a recommendation to the board with respect to the tendered resignations. The Ad Hoc Committee shall serve in place of the Committee and perform the Committee's duties for purposes of this Section C. Notwithstanding the foregoing, if an Ad Hoc Committee would have been created but fewer than three directors would be eligible to serve on it, the entire board of directors (other than the director whose resignation is being considered) will make the determination to accept or reject the tendered resignation without any recommendation from the Committee and without the creation of an Ad Hoc Committee.

A-1

Exhibit B

Ball Corporation
Amended and Restated 2013 Stock and Cash Incentive Plan

1.     Establishment and Purposes of the Plan.

  (a)
  The Ball Corporation Amended and Restated 2013 Stock and Cash Incentive Plan is hereby established as of April 26, 2017, subject to its approval by the shareholders of the Corporation on such date (the "Effective Date"). This Plan amends and restates, in its entirety, the 2013 Stock and Cash Incentive Plan which was originally established effective on April 24, 2013. In the event that the Corporation's shareholders do not approve the Plan, the original 2013 Stock and Cash Incentive Plan will continue.

  (b)
  The purpose of this Plan is to promote the interests of Ball Corporation (the "Corporation") and its shareholders by encouraging ownership in the Corporation and rewarding key employees, nonemployee directors, consultants and independent contractors of the Corporation who make substantial contributions to the successful operation of the Corporation. It is anticipated that this Plan will further encourage key employees, nonemployee directors, consultants and independent contractors to act in the shareholders' interests, and to attain performance goals that promote the continued success and progress of the Corporation. It is also anticipated that the opportunity to provide these awards will assist the Corporation to attract, retain and motivate key employees and nonemployee directors.

2.     Definitions.

As used herein, the following definitions shall apply:

  (a)
  "Administrator" means the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan and Applicable Laws.

  (b)
  "Affiliate" means any entity that is directly or indirectly controlled by the Corporation or any entity in which the Corporation has a significant ownership interest as determined by the Administrator.

  (c)
  "Applicable Laws" means the requirements, in existence from time to time, relating to the administration of stock option, equity instruments, cash, and deferred compensation plans under U.S. federal and state laws, regulations, or administrative rules, any stock exchange or quotation system on which the Corporation has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Corporation's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or shall be, granted under the Plan, the laws, regulations or administrative rules of such jurisdiction.

  (d)
  "Award" means a Cash Award, Stock Award, Option or Stock Appreciation Right granted in accordance with the terms of the Plan.

  (e)
  "Awardee" means an individual who is an Employee, nonemployee director, consultant or independent contractor of the Corporation or any Affiliate who has been granted an Award under the Plan.

  (f)
  "Award Agreement" means a Cash Award Agreement or Notice, Stock Award Agreement or Notice, Option Agreement or Notice and/or Stock Appreciation Right Agreement or Notice, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

  (g)
  "Bank" means the dollar amount account that maintains the balance of unpaid positive and negative Cash Awards earned in accordance with the terms and conditions of the Plan. Bank balances are a bookkeeping entry only to evidence the Corporation's obligation to pay or deduct these amounts in accordance with the Plan. No interest is charged or credited on amounts in the Bank. Participants are not vested in the Bank and such amounts are not earned until the respective distribution date, as determined by the Administrator.

  (h)
  "Board" means the Board of Directors of the Corporation.

  (i)
  "Cash Award" means an incentive opportunity awarded under Section 13 of the Plan pursuant to which a Participant may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the "Cash Award Agreement").

  (j)
  "Change in Control" means any of the following, unless the Board or Committee provides otherwise:

  (i)
  Any "Person," which shall mean a "person" as such term is used in Sections 13(D) and 14(D) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any company owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities;

  (ii)
  At any time during any period of two consecutive years, individuals, who at the beginning of such period constitute the Board, and any new Director (other than a Director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clause (i), (iii) or (iv) of this Section 2(j)(ii)) whose election by the Board or nomination for election by the Corporation's shareholders was approved by a vote of at least two-thirds of the Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

  (iii)
  The consummation of a merger or consolidation of the Corporation with any other company, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires 50% or more of the combined voting power of the Corporation's then outstanding securities; or

  (iv)
  The shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

    Notwithstanding the foregoing, in the event that a Change in Control affects any Award that is deferred on or after January 1, 2005, then, to the extent necessary to comply with the applicable provisions of Section 409A of the Code, "Change in Control" shall conform to the definition of change in control under Section 409A of the Code, and the Treasury Department or Internal Revenue Service regulations or guidance issued thereunder.

  (k)
  "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

  (l)
  "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan or the Human Resources Committee of the Board consisting solely of two or more members of the Board, each of whom shall be (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code, as amended and (iii) "independent" within the meaning of the rules of the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, within the meaning of the rules of the principal national stock exchange on which the Common Stock is then traded.

  (m)
  "Common Stock" or "Stock" means the common stock of the Corporation.

  (n)
  "Conversion Award" has the meaning set forth in Section 4(b)(xii) of the Plan.

  (o)
  "Corporation" means Ball Corporation, an Indiana corporation, or its successor.

  (p)
  "Disability" with respect to deferred compensation subject to Section 409A of the Code, has the meaning set forth in Section 409A of the Code and Section 223(d) of the Social Security Act.

  (q)
  "Director" means a member of the Board.

  (r)
  "Employee" means a regular, active employee of the Corporation or any Affiliate, including an Officer and/or employee Director. Within the limitations of Applicable Laws, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual's status as an Employee in the case of (i) any individual who is classified by the Corporation or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Corporation or an Affiliate, (iii) any transfer between locations of employment with the Corporation or an Affiliate or between the Corporation and any Affiliate or between any Affiliates, (iv) any change in the Awardee's status from an employee to a consultant or Director, and (v) at the request of the Corporation or an Affiliate an employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Corporation or an Affiliate is a party.

  (s)
  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

  (t)
  "Fair Market Value" means, unless the Board or Committee determines otherwise, as of any date, the closing sales price of the Stock as published in The Wall Street Journal report of the New York Stock Exchange-Composite Transaction, corrected for any reporting errors, or if the Stock is not traded on that day, on the first preceding day on which there was a sale of such Stock.

  (u)
  "General Counsel" means the general counsel of the Corporation.

  (v)
  "Grant Date" means the date upon which an Award is granted to an Awardee pursuant to this Plan.

  (w)
  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

  (x)
  "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

  (y)
  "Officer" means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (z)
  "Option" means a right granted under Section 8 of the Plan to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the Award Agreement or other documents evidencing the Award (the "Option Agreement"). Both Options intended to qualify as Incentive Stock Options and Non-Qualified Stock Options may be granted under the Plan.

  (aa)
  "Participant" means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

  (bb)
  "Plan" means this Amended and Restated 2013 Stock and Cash Incentive Plan and any other plan or program authorized pursuant to the Plan.

  (cc)
  "Qualifying Performance Criteria" shall have the meaning set forth in Section 14(c) of the Plan.

  (dd)
  "Restricted Stock" means Shares of Common Stock, which may not be traded or sold until the date that the restrictions on transferability have lapsed.

  (ee)
  "Share" means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

  (ff)
  "Stock Appreciation Rights" or "SARs" means a right granted under Section 10 of the Plan, including but not limited to, freestanding Stock Appreciation Rights and tandem Stock Appreciation Rights granted at such times, terms and conditions as are specified in the agreement (the "Stock Appreciation Right Agreement") or other documents evidencing the Award.

  (gg)
  "Stock Award" means an award or issuance of Shares, Restricted Stock or Stock Units, made under Section 12 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the Award Agreement (the "Stock Award Agreement") or other documents evidencing the Award or matching Stock Unit contribution by the Corporation.

  (hh)
  "Stock Unit" means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash or Shares.

  (ii)
  "Subsidiary" means any Corporation (other than the Corporation) in an unbroken chain of companies beginning with the Corporation, provided each company in the unbroken chain (other than the Corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

  (jj)
  "Termination of Employment" shall mean ceasing to be an Employee. However, for Incentive Stock Option purposes, Termination of Employment shall occur when the Awardee ceases to be an employee (as determined in accordance with Sections 3401(c) and 422 of the Code and the regulations promulgated thereunder, as amended) of the Corporation or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

  (kk)
  "Total Authorized Shares" shall have the meaning set forth in Section 3(a) of the Plan

3.     Stock Subject to the Plan.

  (a)
  Total Authorized Shares. Subject to the provisions of Section 16 of the Plan, the maximum number of Shares reserved for the grant of Awards under the Plan ("Total Authorized Shares") is 22,500,000 Shares, which reflects an increase of 10,000,000 Shares from 12,500,000, the original number of Shares which were authorized under the 2013 Stock and Cash Incentive Plan as of April 24, 2013. For purposes of determining the number of Shares available for grant under the Plan, each Share subject to or issued in respect of an Option or a Stock Appreciation Right shall be counted against the Total Authorized Shares as one share. All shares underlying a Stock Appreciation Right award shall be counted against the Total Authorized Shares, and shares not issued upon the net settlement or net exercise of a Stock Appreciation Right award shall not be added to and shall not increase the number of shares available for grant. Each Share subject to or issued in respect of an Award other than an Option or Stock Appreciation Right shall be counted against the Total Authorized Shares as 2.98 Shares. Subject to the following sentence, if any Shares subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award terminates or expires without distribution of Shares to the Awardee, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, shall be available again for Awards under the Plan; provided however, that for each Share subject to an Award other than an Option or Stock Appreciation Right, 2.98 Shares shall be available again for Awards under the Plan. The following Shares shall not be available for future grants: (i) Shares tendered in payment of the exercise price of an Option, (ii) Shares withheld by the Company or otherwise received by the Company to satisfy tax withholding obligations for any Award and (iii) Shares not issued upon the net settlement or net exercise of a SAR. In addition, the Total Authorized Shares shall not be increased by any Common Stock repurchased by the Corporation with Option proceeds. The Shares subject to the Plan may be either Shares reacquired by the Corporation, including Shares purchased in the open market, or authorized but unissued Shares.

  (b)
  Code Section 162(m) and 422 Limits. Subject to the provisions of Section 16 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 500,000, except that in connection with his or her initial service, an Awardee may be granted Awards covering up to an additional 500,000 Shares. Subject to the foregoing (including the provisions of Section 16 of this Plan), the aggregate number of Shares subject to Options or SARs granted under this Plan during any calendar year to any one Awardee shall not exceed 500,000 except that in connection with his or her initial service, an Awardee may be granted Options or SARs covering up to an additional 500,000 Shares. Subject to the provisions of Section 16 of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan shall not exceed 1,500,000 Shares.

  (c)
  Director Award Limits. Subject to the provisions of Section 16 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Director shall not exceed $550,000, based upon grant date fair value as determined in accordance with generally accepted U.S. accounting principles.

  (d)
  Adjustment Limits. Notwithstanding anything to the contrary in the Plan, the limitations set forth in Section 3(b) of the Plan shall be subject to adjustment under Section 16(a) of the Plan only to the extent that such adjustment shall not affect the status of any Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, or the ability to grant or the qualification of Incentive Stock Options under the Plan or the ability of an Award to be exempt from, or comply with, the requirements of Section 409A of the Code.

4.     Administration of the Plan.

  (a)
  The Plan shall be administered by the Administrator. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), Awards to Directors shall be made by the Board or a committee comprised solely of "nonemployee directors," and Awards to Officers shall be made by the Board or Committee. Notwithstanding any other provision in the Plan to the contrary, the Board or Committee may delegate to an authorized Officer or Officers of the Corporation the power to approve Awards to persons eligible to receive Awards under the Plan who are not (i) subject to Section 16 of the Exchange Act or (ii) at the time of such approval, expected to be "covered employees" under Section 162(m) of the Code. Except to the extent prohibited by Applicable Laws, the Board or Committee may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

  (b)
  Subject to the provisions of the Plan, the Board or Committee or delegates acting as the Administrator, subject to the specific duties delegated to such delegates, the Administrator shall have the authority, in its discretion to:

  (i)
  Select the Participants to whom Awards are to be granted hereunder;

  (ii)
  Determine the number of Options, SARs, Stock Awards, Cash Awards or a combination thereof to be covered by each Award granted hereunder, including any Awards to be made to Directors in payment of services;

  (iii)
  Determine the type of Award to be granted to each selected Awardee;

  (iv)
  Approve forms of Award Agreements for use under the Plan;

  (v)
  Determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions for circumstances of death, disability, retirement, Change in Control or similar extraordinary circumstances, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator shall determine and may be established at the time an Award is granted or thereafter;

  (vi)
  Correct administrative and other non-substantive errors;

  (vii)
  Construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

  (viii)
  Adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock delivery which vary with local requirements and (B) to adopt Plan addenda as the Administrator deems desirable, to accommodate laws, regulations and practice;

    (ix)
    Prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Plan addenda;

    (x)
    Modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability; provided, however, such acceleration shall be limited to circumstances of death, disability, retirement or Change in Control or similar extraordinary circumstances, and provided further that any such amendment is subject to Section 17 of the Plan and may not impair any outstanding Award unless agreed to in writing by the Participant;

    (xi)
    Allow Participants to satisfy withholding tax amounts by electing to have the Corporation withhold from the Shares to be issued upon exercise of a Non-Qualified Stock Option or Stock Appreciation Right, or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide and must comply with all legal requirements, as interpreted by the Administrator and the General Counsel;

    (xii)
    Authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by employees or service providers of an entity acquired by the Corporation (the "Conversion Awards") in connection with a merger or acquisition. Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Non-Qualified Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity or other entity other than the Corporation; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity or other entity other than the Corporation, the Conversion Awards shall be Non-Qualified Stock Options. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Corporation under the Plan;

    (xiii)
    Impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

    (xiv)
    Provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Corporation, a number of Options, SARs, Stock Awards, Cash Awards or a combination thereof, the amount of which is determined by reference to the value of the Award; provided however, that such Award will not be considered in effect if it should be interpreted to operate in violation of Applicable Laws; and

    (xv)
    Make all other determinations and amendments deemed necessary or advisable for administering the Plan and any Award granted hereunder to conform with Applicable Laws.

  (c)
  All decisions, determinations and interpretations by the Administrator regarding or pursuant to the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be made in its sole discretion and shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Corporation and such attorneys, consultants and accountants as it may select.

5.     Eligibility.

Awards may be granted to Officers and nonemployee Directors of the Corporation and persons expected to become Officers or nonemployee Directors of the Corporation (subject to commencement of employment or services), as the Board or Committee may determine in its sole discretion. Except as it relates to Officers of the Corporation, Awards may be granted to Employees, persons expected to become Employees of the Corporation or any of its Affiliates (subject to commencement of employment or service), consultants and independent contractors, as the Administrator may determine in its sole discretion. The Administrator's selection of a person to participate in the Plan at any time shall not require the Administrator to select such persons to participate in the Plan at any other time.

6.     Term of the Plan.

The Plan shall become effective upon its approval by the shareholders of the Corporation. It shall continue in effect for a term of 10 years from the later of the date the Plan or any amendment to add shares to the Plan is approved by shareholders of the Corporation unless terminated earlier under Section 17 of the Plan.

7.     Term and Vesting of Award.

The term and vesting schedule of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option or Stock Appreciation Right, the term shall be 10 years from the Grant Date or such shorter term as may be provided in the Award Agreement. Nonperformance based Awards will vest not less than three years from the grant date and performance based Awards will vest not less than one year from the grant date, other than (i) upon a Change in Control as specified in Section 16(c) of the Plan, (ii) upon the death, disability or retirement of the Participant or (iii) up to 5% of authorized shares under the Plan which may have no minimum vesting period.

8.     Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, or the satisfaction of an event or condition within the control of the Awardee or others.

  (a)
  Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of the Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator.

  (b)
  Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

  (i)
  In the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

  (ii)
  In the case of a Non-Qualified Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

  (iii)
  Notwithstanding the foregoing, at the Administrator's discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion.

  (c)
  No Option Repricings. Notwithstanding anything in this Plan to the contrary and subject to Section 16(a) of the Plan, without the approval of shareholders the Administrator shall not amend or replace previously granted Options in a transaction that constitutes a "repricing," as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange. Except pursuant to Section 16, the terms of outstanding Awards may not, without shareholder approval, be amended to reduce the exercise price of outstanding

    Options or cancel outstanding Options in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Options.

  (d)
  Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option's term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise, and the vesting schedule of, any Option granted under this Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. An Option may provide that it will be automatically exercised on the last day of its term if the Award has positive value and would otherwise expire unexercised. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding, and the vesting schedule of, any Participant's right to exercise all or part of the Option.

  (e)
  Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the currency and the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. To the extent permitted by Applicable Laws, acceptable forms of consideration may include:

  (i)
  Cash;

  (ii)
  Check or wire transfer (denominated in U.S. dollars or such other currencies as the Administrator may determine in respect of any foreign jurisdiction where Options are, or shall be, granted under the Plan);

  (iii)
  Subject to any conditions or limitations established by the Administrator, other Shares (either actual delivery or by attestation procedures established by the Corporation) which (A) in the case of Shares acquired upon the exercise of an Option, have been owned by the Participant for more than six months on the date of surrender and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised. Any fraction of a share of Common Stock which would be required to pay the purchase price shall be disregarded and the remaining amount shall be paid in cash, check or wire transfer by the Awardee;

  (iv)
  Consideration received by the Corporation under a broker-assisted sale and remittance program acceptable to the Administrator to whom the Awardee has submitted an irrevocable notice of exercise;

  (v)
  Such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

  (vi)
  Any combination of the foregoing methods of payment.

  (f)
  Approvals. No Option shall be exercisable unless and until the Corporation (i) obtains the approval of all regulatory bodies whose approval the General Counsel may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the General Counsel.

9.     Incentive Stock Option Limitations/Terms.

  (a)
  Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Corporation or any of its Subsidiaries may be granted Incentive Stock Options.

  (b)
  $100,000 Limitation. Notwithstanding the designation "Incentive Stock Option" in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Corporation and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

  (c)
  Effect of Termination of Employment on Incentive Stock Options. All of the terms relating to the exercise, cancellation or other disposition of an Incentive Stock Option upon termination of employment or service with the Corporation of the holder of such Incentive Stock Option, whether by reason of disability, retirement, death or any other reason, shall be determined by the Administrator at the time of grant or thereafter by amendment, in the Administrator's sole discretion and subject to Applicable Laws.

  (d)
  Transferability. The Award Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee other than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option shall be treated for tax purposes as a Non-Qualified Stock Option.

  (e)
  Exercise Price. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

  (f)
  Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

10.   Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by written SAR Agreements in such form not inconsistent with the Plan as the Administrator shall approve from time to time. Such SAR Agreements shall contain the number of SARs awarded and the terms and conditions applicable to the SARs, including in substance the following terms and conditions:

  (a)
  Award. SARs may be granted in tandem with a previously or contemporaneously granted Option, or independently of an Option (freestanding). SARs shall entitle the Awardee, subject to such terms and conditions as may be determined by the Administrator, to receive upon exercise thereof all or a portion of the excess of (i) the Fair Market Value at the time of exercise, as determined by the Administrator, of a specified number of Shares with respect to which the SAR is exercised, over (ii) a specified price which shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time the SAR is granted, or, if the SAR is granted in tandem with a previously granted Option, not less than 100% of the Fair Market Value of a share of Common Stock at the time such option was granted.

  (b)
  Tandem SARs. If a SAR is granted in tandem with an Option, (i) the SAR shall be exercisable only at such times, and by such persons, as the related Option is exercisable, and (ii) the Awardee's exercise of a tandem SAR shall be deemed a surrender of and simultaneous cancellation of the related Option and vice versa.

  (c)
  Term. Each SAR Agreement shall state the period or periods of time within which the SAR may be exercised, in whole or in part, as determined by the Administrator and subject to such terms and conditions as are prescribed for such purpose by the Administrator, provided that no SAR (i) granted in tandem with a previously granted Option, shall be exercisable before the related Option is exercisable, or (ii) shall be exercisable later than10 years after the date of grant, or termination of the related Option if sooner.

  (d)
  Vesting Period and Exercise Dates. SARs granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the SAR's term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise, and vesting schedule of, any SAR granted under the Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. A SAR may provide that it will be automatically exercised on the last day of its term if the Award has positive value and would otherwise expire unexercised under Section 10(c)(ii) of the Plan. At any time after the grant of a SAR, the Administrator may reduce or eliminate any restrictions surrounding, and the vesting schedule of, any Participant's right to exercise all or part of the SAR.

  (e)
  Payment. Upon exercise of a SAR, payment equal to the difference (if a positive number) between the Fair Market Value of the Shares on the date of exercise and the Fair Market Value of the Shares on the Grant Date, shall be made in cash, in Shares at 100% of the Fair Market Value of a Share on the date of exercise, or in a combination thereof, as the Administrator may determine at the time of grant or at any time thereafter.

  (f)
  No SAR Repricings. Notwithstanding anything in this Plan to the contrary and subject to Section 16(a) of the Plan, without the approval of shareholders, the Administrator shall not amend or replace previously granted SARs in a transaction that constitutes a "repricing," as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange. Except pursuant to Section 16, the terms of outstanding

    Awards may not, without shareholder approval, be amended to reduce the exercise price of outstanding SARs or cancel outstanding SARs in exchange for cash, other Awards or SARS with an exercise price that is less than the exercise price of the original SARs.

11.   Exercise of Option or Stock Appreciation Right.

  (a)
  Procedure for Exercise; Rights as a Shareholder.

  (i)
  Any Option or SAR granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

  (ii)
  Any Option or SAR shall be deemed exercised (A) when the Corporation (1) receives written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option or SAR; (2) receives full payment for the Shares with respect to which the Option is exercised; or (3) with respect to Non-Qualified Stock Options and SARs, receives payment of all applicable withholding taxes, or withholding is otherwise paid; or (B) when the Non-Qualified Stock Option or SAR is automatically exercised by the Administrator in its sole discretion.

  (iii)
  Shares issued upon exercise of an Option or in payment of a SAR shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends, or dividend equivalents, in any form, or any other rights as a shareholder shall exist with respect to the Shares subject to an Option or SAR, notwithstanding the exercise of the Option or SAR.

  (iv)
  Subject to Sections 20 and 21 of the Plan, the Corporation shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option or SAR is exercised. An Option may not be exercised for a fraction of a Share and a SAR shall not be paid with a fraction of a Share.

  (b)
  Effect of Termination of Employment on Non-Qualified Stock Options and SARs. All of the terms relating to the exercise, cancellation or other disposition of a Non-Qualified Stock Option or SAR upon termination of employment or service with the Corporation of the holder of such Non-Qualified Stock Option or SAR, whether by reason of disability, retirement, death or any other reason, shall be determined by the Administrator at the time of grant or thereafter by amendment, in the Administrator's sole discretion.

12.   Stock Awards.

  (a)
  Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

  (b)
  Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure established by the Committee based on one or more Qualifying Performance Criteria, as described in Section 14(c) of the Plan, that satisfy the criteria of Section 162(m) of the Code, which shall be determined by the Committee and specified in writing not later than 90 days after the commencement of the period of service (or, if shorter, 25% of such period of service) to which the performance goals relate, provided that the outcome is substantially uncertain at that time. The performance-based Stock Award earned as a result of satisfying the completion of a Qualifying Performance Criteria as described in Section 14(c) of the Plan may be reduced, but may not be increased, by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. The Committee may adjust Qualifying Performance Criteria to reflect extraordinary events as described in Sections 14(c) (A), (B), (C), (D), (E) and (F) of the Plan.

  (c)
  Effect of Termination of Employment on Stock Awards. All of the terms relating to the expiration, lapse, removal of restrictions or cancellation of a Stock Award upon termination of employment or service with the Corporation of the holder of such Stock Award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Administrator at the time of grant or thereafter by amendment, in the Administrator's sole discretion.

  (d)
  Rights as a Shareholder. A Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) to the Participant. Unless otherwise provided by the Administrator and subject to Applicable Laws, a Participant holding or beneficially entitled to nonperformance-based Stock Awards shall be entitled to receive accrued dividend equivalents if and when the vesting criteria of the Stock Award are met and a Participant holding or beneficially entitled to performance-based Stock Awards shall be entitled to receive accrued dividend equivalents if and when the performance criteria of the Stock Award are met; however, in no event will payment of an accrued dividend equivalent, in any form, be made prior to the vesting of the applicable Stock Award. The timing and form of payment of the accrued dividend equivalents must either comply with, or be exempt from, the requirements of Section 409A of the Code.

13.   Cash Awards.

Each Cash Award shall confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year.

  (a)
  Cash Award. Each Cash Award shall contain provisions regarding (i) the minimum, target and maximum amount payable to the Participant as a Cash Award, (ii) the performance criteria and level of goal achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, (vii) crediting, calculation and distribution of Bank balances, if applicable, (viii) determination of performance leverage factors, (ix) qualification and characterization of distributions for other plans, and (x) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable, but the maximum amount payable pursuant to all Cash Awards granted under this Plan for any fiscal year to any Awardee that are intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall not exceed U.S. $10,000,000.

  (b)
  Performance Criteria. The Administrator shall establish the performance criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance, individual performance measures and evaluations, and/or completion of service by the Awardee. The Committee may specify the percentage of the target Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure established by the Committee based on one or more Qualifying Performance Criteria that satisfy the requirements of Section 162(m) of the Code selected by the Committee and specified in writing not later than 90 days after the commencement of the period of service (or, if shorter, 25% of such period of service) to which the performance goals relate, provided that the outcome is substantially uncertain at that time. The Cash Award earned as a result of satisfying the completion of a Qualifying Performance Criteria as described in Section 14(c) of the Plan may be reduced, but may not be increased, by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. The Committee may adjust Qualifying Performance Criteria to reflect extraordinary events as described in Sections 14(c) (A), (B), (C), (D), (E) and (F) of the Plan.

  (c)
  Timing and Form of Payment of Cash Awards. The Administrator shall determine the timing of payment of any Cash Award. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit an Awardee to elect for the payment of any Cash Award to be deferred to a specified date or event. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property. Notwithstanding the foregoing, the timing and form of payments hereunder must either comply with, or be exempt from, the requirements of Section 409A of the Code and each Award granted under the Plan intended to comply with Section 409A of the Code shall be interpreted in a manner consistent therewith.

  (d)
  Termination of Employment. The Administrator shall have the discretion to determine the effect on any Cash Award of a Termination of Employment due to (i) voluntary termination, (ii) disability, (iii) retirement, (iv) death, (v) participation in a voluntary severance program, (vi) participation in a workforce restructuring or (vii) otherwise.

14.   Other Provisions Applicable to Awards.

  (a)
  The Board or Committee may develop and implement specific plans and programs which utilize Options, SARs, Stock Awards and/or Cash Awards which are available for such use under this Plan, including without limitation deferred compensation, or annual or long-term incentive plans.

  (b)
  Nontransferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution.

  (c)
  Qualifying Performance Criteria. For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a preestablished target, to previous years' results or to a designated comparison group, in each case as specified by the Administrator or, with respect to Awards intended to satisfy Section 162(m) of the Code, exclusively by the Committee, in the Award: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average shareholders' equity; (vii) total shareholder return or growth in total shareholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) invested capital, required rate of return on capital or return on invested capital; (xi) revenue; (xii) income or net income; (xiii) operating income, net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in shareholder value relative to the growth of the S&P 500 or S&P 500 Index, S&P Global Industry Classification Standards ("GICS") or GICS Index, or another index, peer group or peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation; (xxiii) improvement in workforce diversity; (xxiv) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxv) customer satisfaction; (xxvi) merger and acquisitions: (xxvii) sustainability goals; (xxviii) measurements of risk; (xxix) safety improvements; (xxx) reductions in scrap, and (xxxi) other similar criteria consistent with the foregoing. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occur during a performance period: (A) asset impairments or write-downs; (B) litigation, judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Corporation's Annual Report to shareholders for the applicable year; and (F) any other adjustment consistent with the operation of the Plan. Notwithstanding the foregoing, Awards intended to comply with Section 162(m) of the Code shall be based exclusively on those criteria and other terms and conditions that so comply.

  (d)
  Certification. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such criteria relate solely to the increase in the value of the Common Stock).

  (e)
  Discretionary Adjustments Pursuant to Section 162(m) of the Code. Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to "covered employees" within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced, but not increased, by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

  (f)
  Use of Shares for Cash Awards. To the extent permitted by Applicable Laws, the Administrator may determine that Shares authorized under this Plan may be used in payment of Cash Awards, including additional shares in excess of the Cash Award as an inducement to hold Shares. If Shares are used as payment of a Cash Award, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) to the Participant. Unless otherwise provided by the Administrator, and subject to Applicable Laws, a Participant holding or beneficially entitled to a Cash Award which is settled in Shares may be entitled to receive accrued dividend equivalents; however, in no event will payment of an accrued dividend equivalent, in any form, be made prior to the vesting of the applicable Cash Award.

15.   Recoupment of Awards Resulting from Fraud or Intentional Misconduct.

If the Board or an appropriate Committee of the Board determines that any fraud or intentional misconduct by one or more Officers or other executives of the Corporation, or an Affiliate, at a level of Vice President or above caused the Corporation, directly or indirectly, to restate its financial statements and the Officer or such executive has received more compensation than would have been paid absent the fraud or intentional misconduct, the Board or Committee, in its discretion, shall take such action as it deems necessary or appropriate to remedy the fraud or intentional misconduct and prevent its recurrence. Such action may include, to the extent permitted by applicable law, in appropriate cases, requiring partial or full reimbursement of any incentive compensation paid to the Officer or such executive or causing the partial or full cancellation of any outstanding Awards previously granted to such Officer or such executive in the amount by which the value of such compensation exceeds or exceeded any lower value that would have resulted based on the restated financial results.

16.   Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

  (a)
  Changes in Capitalization. Subject to any required action by the shareholders of the Corporation; (i) the number and kind of Shares covered by each outstanding Award; (ii) the price per Share subject to each such outstanding Award; and (iii) the Share limitations set forth in Section 3 of the Plan, shall be proportionately adjusted for any increase or decrease in the number or kind of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or similar corporate transaction, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Corporation, including without limitation, as a result of a merger, recapitalization or other change in corporate structure; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award.

  (b)
  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Corporation, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option or SAR to be fully vested and exercisable until 10 days prior to such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated, and subject to any requirements of Section 409A of the Code, to the extent applicable. To the extent it has not been previously exercised, an Award shall terminate immediately prior to the consummation of such proposed transaction.

  (c)
  Change in Control.

  (i)
  Except as otherwise provided in an Award Agreement, notwithstanding any other provision of this Plan to the contrary, if, while any Awards remain outstanding under this Plan, a Change in Control shall occur, the surviving entity or acquiring entity, or the surviving or acquiring entity's parent company (collectively, the "Surviving Corporation") shall assume all Awards outstanding under this Plan or shall substitute similar awards for Awards outstanding under this Plan. Notwithstanding the foregoing, to the extent the Surviving Corporation refuses to assume outstanding Awards or to substitute an equivalent award or right therefor (as determined by the Administrator in its sole discretion), all such outstanding Awards shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse (with all performance goals or other vesting criteria deemed achieved at 100% of target levels) and, with respect to Options and Stock Appreciation Rights, the Participant in the discretion of the Administrator (A) shall have the right to exercise such Awards for a period of time determined by the Administrator or (B) shall be entitled to receive an amount in cash equal to the excess (if any) of (I) the product of (x) the number of Shares subject to such Awards and (y) the per Share consideration paid as of the date of the occurrence of the Change in Control for the Shares pursuant to the Change in Control, less (II) the aggregate exercise price of such Awards, and all Awards not assumed or continued, or for which an equivalent award or right is not substituted therefor, shall terminate upon the Change in Control.

  (ii)
  Except as otherwise provided in an Award Agreement, with respect to any Award that is assumed or for which a substitution is made in accordance with Section 16(c)(i) above, if the Awardee's employment with the Surviving Corporation is terminated within 12 months following the Change in Control by the Surviving Corporation without "Cause" (as defined below) or by the Awardee upon the occurrence of "Constructive Termination" (as defined below), the Award shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse (with all performance goals or other vesting criteria deemed achieved at 100% of target levels).

  (iii)
  For purposes of this Section 16(c):

    "Cause" shall have the meaning assigned to such term in the Awardee's change in control-related severance agreement or in the Award Agreement with the Awardee or, if no such agreement exists or the agreement does not define Cause, then Cause shall mean, termination of an Awardee's employment or service (a) upon the willful and continued failure by the Awardee to substantially perform his or her duties (other than any such failure resulting from the Awardee's incapacity due to physical or mental illness or any such actual or anticipated failure after either the Awardee issued a notice of termination or on account of Constructive Termination, after a written demand for substantial performance is delivered to the Awardee by the board of directors of the Surviving Corporation, which demand specifically identifies the manner in which the board of directors of the Surviving Corporation believes that the Awardee has not substantially performed his or her duties, or (b) the willful engaging by the Awardee in conduct which is demonstrably and materially injurious to the Surviving Corporation, monetarily or otherwise. For purposes of this definition, no act, or failure to act, on the Awardee's part shall be deemed "willful" unless done, or omitted to be done, by the Awardee not in good faith and without reasonable belief that the Awardee's action or omission was in the best interest of the Surviving Corporation.

    "Constructive Termination" shall have the meaning assigned to such term in the Awardee's change in control-related severance agreement or in the Award Agreement with the Awardee or, if no such agreement exists or the agreement does not define "Constructive Termination, then "Constructive Termination" shall mean, without the Awardee's expressed written consent, the occurrence after a Change in Control of any of the following circumstances unless, in the case of paragraphs (A), (D) or (E), such circumstances are fully corrected prior to the date of the Awardee's termination:

    (A)   The assignment to the Awardee of any duties inconsistent (unless in the nature of a promotion) with the position in the Corporation that the Awardee held immediately prior to the Change in Control, or a significant adverse reduction or alteration in the nature or status of the Awardee's position, duties or responsibilities or the conditions of the Awardee's employment from those in effect immediately prior to such Change in Control;

    (B)   A reduction by the Surviving Corporation in the Awardee's annual base salary as in effect immediately prior to the Change in Control or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting all management personnel of the Corporation and all management personnel of any person in control of the Corporation;

    (C)   The Surviving Corporation's requirement that the Awardee's principal place of business be at an office located more than 20 miles from the location where the Awardee's principal place of business is located immediately prior to the Change in Control, except for required travel on business to an extent substantially consistent with the Awardee's present business travel obligations;

    (D)   The failure by the Surviving Corporation to continue in effect any compensation or benefit plan in which the Awardee participated immediately prior to the Change in Control that is material to the Awardee's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Surviving Corporation to continue the Awardee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Awardee's participation relative to other participants, as existed at the time of the Change in Control; or

    (E)    The failure by the Surviving Corporation to continue to provide the Awardee with benefits substantially similar to those enjoyed by the Awardee under any of the Corporation's life insurance, medical, health and accident, or disability plans in which the Awardee was participating at the time of the Change in Control, the taking of any action by the Surviving Corporation which would directly or indirectly materially reduce any of such benefits or deprive the Awardee of any material fringe benefit enjoyed by the Awardee at the time of the Change in Control, or the failure by the Surviving Corporation to provide the Awardee with the number of paid vacation days to which the Awardee is entitled on the basis of years of service with the Corporation and the Surviving Corporation in accordance with the Corporation's normal vacation policy in effect at the time of the Change in Control.

17.   Amendment and Termination of the Plan.

  (a)
  Amendment and Termination. The Board or Committee may amend, alter or discontinue the Plan, but any such amendment shall be subject to approval of the shareholders of the Corporation in the manner and to the extent required by Applicable Laws. In addition, without limiting the foregoing, unless approved by the shareholders of the Corporation, no such amendment shall be made that would:

  (i)
  Materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 16 of the Plan;

  (ii)
  Reduce the minimum exercise price for Options or SARs granted under the Plan;

  (iii)
  Reduce the exercise price of outstanding Options or SARs;

  (iv)
  Change the class of persons eligible to receive Awards under the Plan; or

  (v)
  Except pursuant to Section 16, the terms of outstanding awards may not, without shareholder approval, be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other Awards or Options or SARS with an exercise price that is less than the exercise price of the original Options or SARs.

  (b)
  Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall adversely affect the rights of any outstanding Award, unless mutually agreed otherwise in writing and signed by the Participant and the Administrator. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

  (c)
  Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or Committee nor the submission of the Plan to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. Participation in the Plan shall not affect an Awardee's eligibility to participate in any other benefit or incentive plan of the Corporation.

18.   Designation of Beneficiary.

  (a)
  An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to the Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that the Awardee has completed a designation of beneficiary while employed with the Corporation, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Laws. Such designation of beneficiary may be changed by the Awardee at any time by written notice.

  (b)
  In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, to the extent permitted by Applicable Laws, the Corporation shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Laws.

19.   No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Corporation or its Affiliates. Further, the Corporation and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

20.   Legal Compliance.

Shares shall not be issued or transferred pursuant to the exercise of an Option, SAR, Stock Award, or any other Award unless the exercise or other settlement of such Option, SAR, Stock Award or any other Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to such approval as the General Counsel may deem necessary or desirable.

21.   Inability to Obtain Authority.

To the extent the Corporation is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's General Counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Corporation shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.   Reservation of Shares.

The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

23.   Notice.

Any written notice to the Corporation required by any provisions of this Plan shall be addressed to the Secretary of the Corporation and shall be effective when received.

24.   Governing Law; Interpretation of Plan and Awards.

  (a)
  The Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Indiana, except to the extent such laws may be superseded by federal law.

  (b)
  In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

  (c)
  The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

  (d)
  The use of the singular shall include within its meaning the plural and vice versa.

  (e)
  The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

  (f)
  All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion.

25.   Deferrals.

To the extent permitted by Applicable Laws, the Administrator, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Awardees.

Deferrals by Awardees that are not exempt from Section 409A of the Code will be made in accordance with Section 409A of the Code. The terms of these deferrals, and any related programs, procedures, Award Agreements and other related documents shall be determined by the Administrator, in its sole discretion. Any such terms, including terms with respect to eligibility to make or change deferral elections, and timing, form, and if applicable, acceleration of, distributions shall comply with the applicable requirement of Section 409A of the Code or shall otherwise be exempt from Section 409A of the Code.

26.   Limitation on Liability.

The Corporation and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

  (a)
  The Nonissuance of Shares. The nonissuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation's General Counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

  (b)
  Tax Consequences. Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

27.   Unfunded Plan.

The Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Awards under the Plan, any such accounts shall be used merely as a bookkeeping convenience. Neither the Corporation nor any Affiliate shall be required to segregate any assets which may at any time be represented by Awards, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Corporation to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by the Plan.

Annex I

Revised: February 10, 2016

Ball Corporation
Audit Committee Charter

I.      Purpose

The primary purposes of the Audit Committee (the "Committee") are to assist the Board of Directors (the "Board") in fulfilling its responsibility with regard to (a) management's conduct and the integrity of Ball Corporation's (the "Corporation") financial statements, (b) the Corporation's compliance with legal and regulatory requirements, the accounting policies and the system of internal control over financial reporting, disclosure controls and procedures, (c) the performance of the Corporation's outside auditor and internal audit department, (d) the outside auditor's qualifications and independence, (e) preparation of the report required by the Securities and Exchange Commission ("SEC") proxy rules, and (f) carrying out the responsibilities required of Audit Committees by the New York Stock Exchange ("NYSE") and the SEC.

The Committee shall review the adequacy of this Charter on an annual basis.

II.     Membership

The Committee shall be constituted by not less than three members of the Board. The Committee's composition will comply with the independence, service, financial literacy and experience requirements of the NYSE and SEC rules for serving on the Committee as determined in the business judgment of the Board. At least one member of the Committee will meet the requirements of and be designated as having accounting or related financial management expertise and at least one member of the Committee will meet the requirements of and be designated as an Audit Committee Financial Expert as required by the NYSE and the SEC, both as interpreted by the Board.

The members of the Committee and the Committee Chair shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified by the Board.

III.    Responsibilities and Duties

The Committee's role is generally one of oversight and it recognizes that the Corporation's management is responsible for preparing the Corporation's consolidated financial statements and that the outside auditor is responsible for auditing or reviewing those financial statements and performing any required audit of internal control over financial reporting. In carrying out its responsibilities, the Committee and its members are not providing any expert or special assurance as to the Corporation's financial statements, internal control over financial reporting, or any professional certification as to any auditor's work.

The following matters constitute the recurring activities of the Committee. The responsibilities and duties of a member of the Committee are in addition to those duties set out for a member of the Board.

1.
With regard to selection, evaluation, compensation, oversight, and retention of the outside auditor, the Committee shall:

(a)
appoint the firm of independent outside auditors to act as the outside auditor for the Corporation and its subsidiaries for each fiscal year, subject to ratification as needed by the Board and shareholders;

(b)
evaluate the performance of the Corporation's outside auditor (including the performance of the engagement partner), review and approve the compensation of the Corporation's outside auditor with regard to the annual audit and quarterly reviews of the Corporation's public financial statements and audit of internal control over financial reporting, and present the Committee's conclusions and decisions annually to the Board;

(c)
request from the outside auditor annually (i) a report describing the firm's internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review or peer review of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years regarding any independent audits, interim financial statement reviews or audits of internal control over financial reporting carried out by the outside auditor, and (iii) any steps taken to deal with any of the issues raised by the review, inquiry or investigation;

  (d)
  request from the outside auditor annually the disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board (the "PCAOB") regarding the outside auditor's communications with the Committee, and discuss with the outside auditor its independence and, where circumstances warrant, take appropriate action in response to the outside auditor's disclosures and letter to satisfy itself of the outside auditor's independence or recommend to the Board that the Board take such action;

  (e)
  periodically consider whether the regular rotation of the outside audit firm would enhance outside auditor independence;

  (f)
  in conjunction with the mandated rotation of the outside audit firm's lead engagement partner, the Audit Committee and/or its Chair participate directly in the selection of the new lead engagement partner;

  (g)
  have the authority to terminate or otherwise sanction the outside auditor if circumstances warrant or recommend to the Board such action; and

  (h)
  approve in advance the audit, audit-related and non-audit services to be performed by the outside auditor either directly or via the Committee Chair or designated Committee member, and receive a report from management or the outside auditor annually regarding audit, audit related, tax and all other fees paid by the Corporation to the outside auditor for services rendered in the immediately preceding two fiscal years, and consider whether the fees for non-audit or audit related services are compatible with maintaining the auditor's independence.

2.
With regard to the annual audit, interim reviews of the consolidated financial statements of the Corporation, and the required opinion on whether the Corporation maintained, in all material respects, effective internal control over financial reporting, the Committee shall:

(a)
review an annual plan for the audit of the financial statements and for the audit of internal control over financial reporting by the Corporation's outside auditor, which plan includes the scope of audit and review activities and management's confirmation they have reviewed with the outside auditor;

(b)
review and discuss with management and the outside auditor (i) the Corporation's audited consolidated financial statements, which form the basis for the consolidated financial statements to be included in the Corporation's Form 10-K, (ii) management's maintenance of effective internal controls over financial reporting, and (iii) the audit by the outside auditor of such internal controls;

(c)
discuss with management and the outside auditor the matters required to be communicated by the PCAOB Auditing Standards ("PCAOB Standards") and by the General Commentary to Section 303A.07(c)(A), (B) and (C) of the NYSE Listing Manual, as may be amended or supplemented;

(d)
discuss with management and the outside auditor the Corporation's unaudited interim consolidated financial statements, which form the basis for the statements to be included in the Corporation's Quarterly reports on Form 10-Q, including the review by the outside auditor in accordance with PCAOB Standards as may be amended or supplemented (The Chair of the Committee or a member of the Committee designated by the Chair may hold the discussion specified in 2(c).); and

(e)
review with the outside auditor any audit or review problems or difficulties and management's response.

3.
With regard to financial reporting practices, disclosure controls and procedures, and internal control over financial reporting, the Committee shall:

(a)
inquire of management, the outside auditor and the director of internal audit as to the adequacy of internal control over financial reporting and disclosure controls and procedures;

  (b)
  discuss with management and the outside auditor the Corporation's disclosures in "Management's Discussions and Analysis of Financial Condition and Results of Operations" contained in the most recent 10-K or 10-Q periodic reports to the SEC;

  (c)
  discuss generally with management (i) earnings press releases, including the type and presentation of information to be included, such as non-GAAP financial measures and (ii) earnings guidance, if any, provided to credit rating agencies, analysts and the public; and

  (d)
  receive an annual audit plan of the Corporation's internal audit department, including scope; periodic reports on the progress, audit results and findings; and changes, if any, with regard to the audit plan during the fiscal year.

4.
With regard to other matters, the Committee shall:

(a)
oversee the Corporation's compliance with legal and regulatory requirements by (i) making inquiries of the Chair of the Corporate Compliance Committee, the General Counsel, and senior executive officers regarding the company's ethical standards, utilization of the Corporation's hotline reporting system, and the compliance by the company and its officers, employees and directors with the ethical standards and the law and by (ii) meeting annually with the General Counsel to review legal matters, including any matters that may have a material impact on the financial statements of the Corporation;

(b)
establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal control over financial reporting, auditing, ethical or legal compliance matters, including procedures for confidential, anonymous submission by employees of Ball or other interested parties of concerns regarding questionable accounting, auditing, ethical, or legal compliance matters;

(c)
discuss with the Chief Financial Officer, Treasurer, and senior executive management the guidelines and policies governing risk assessment and risk management of the Corporation;

(d)
set clear hiring policies for employees or former employees of the outside auditor;

(e)
receive from management or the outside auditor any information which must be delivered pursuant to Section 10A of the Securities Exchange Act of 1934;

(f)
review and approve the report regarding the Committee to be included in each annual proxy statement of the Corporation, which includes the matters required by the SEC; and

(g)
perform such other functions within the purposes, responsibilities and duties of the Committee as may be directed by the Board.

5.
In the process of carrying out the duties and responsibilities, the Committee shall:

(a)
keep regular minutes of its meetings and report any actions taken to the Board at its next meeting;

(b)
have the authority to investigate any matters brought to its attention, with full access to all the books, records, facilities, and personnel of the Corporation;

(c)
have the authority to secure outside counsel, accountants, or other experts, with appropriate budgeting and funding from the Corporation to pay these advisors, as determined by the Committee, to assist the Committee in fulfilling its responsibilities and duties;

(d)
have the authority to provide for appropriate funding from the Corporation for payment of compensation to any outside auditor with regard to the annual audit of financial statements and internal control over financial reporting and the quarterly review of the Corporation's interim financial statements;

(e)
have the authority to provide for appropriate funding for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its responsibilities and duties;

  (f)
  meet separately, periodically, with management, the engagement partner of the Corporation's outside audit firm, and the director of internal audit;

  (g)
  resolve any disagreements between management and the outside auditor; and

  (h)
  report annually to the Board concerning the performance of the Committee and discuss any needed action items for the Committee.

Although the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting audits and interim reviews, performing management's assessment of internal control over financial reporting, determining whether (a) the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles, or (b) management's report on internal control over financial reporting is appropriate for attestation by the outside auditor. Similarly, it is not the Committee's responsibility to ensure that the Corporation complies with all laws and regulations or its own policies, procedures, and practices.

Annex II

Effective Date: July 27, 2016

Ball Corporation
Nominating/Corporate Governance
Committee Charter

I.      Purpose

The primary purpose of the Nominating/Corporate Governance Committee (the "Committee") is to assist the Board of Directors (the "Board") of Ball Corporation (the "Corporation") in fulfilling its responsibility to identify qualified individuals to become Board members, recommend to the Board the selection of Board nominees for the next annual meeting of shareholders, and address the independence and effectiveness of the Board by advising and making recommendations on matters involving the organization and operation of the Board, corporate governance guidelines and directorship practices and overseeing the evaluation of the Board and its Committees. The Committee also monitors the Corporation's Sustainability initiatives.

II.     Membership

The Committee shall be composed entirely of independent directors as defined by the New York Stock Exchange (the "NYSE"). The members of the Committee and the Committee Chair shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors are duly elected and qualified by the Board.

III.    Responsibilities and Duties

The Committee's role is generally one of oversight and it recognizes that the Board is responsible for the selection of and initial approval of Board nominees and the conduct of the annual evaluation of Board performance. In carrying out its responsibilities the Committee and its members are not providing any expert or special assurance as to Director, Committee or Board performance.

The following matters comprise the recurring activities of the Committee in carrying out its functions. The responsibilities and duties of a member of the Committee are in addition to his or her duties as a member of the Board.

1.
Identify and consider qualified candidates for Board membership consistent with policies and criteria approved by the Board, develop and maintain a list of candidates to fill vacancies on the Board and aid in attracting qualified individuals to the Corporation's Board. The Committee shall consider nominees for directorships submitted by shareholders.

2.
Recommend to the Board director candidates to fill vacancies occurring on the Board.

3.
Recommend to the Board annually a slate of director nominees to be elected by the shareholders at each annual meeting of the shareholders and recommend to the Board the inclusion of the slate of directors in the Proxy Statement.

4.
Develop and recommend to the Board any needed policies and criteria for selection of new directors, as it deems necessary.

5.
Develop and recommend to the Board any needed policies and standards for ongoing service on the Board and its committees, as it deems necessary.

6.
Develop and recommend any changes in the size, composition, organization and operational structure of the Board and its standing or ad hoc committees, as it deems necessary.

7.
Develop and recommend to the Board a set of corporate governance guidelines applicable to the Corporation.

8.
Develop and recommend to the Board ethical standards and ethics and legal compliance requirements for Directors and executive officers of the Corporation.

II-1

9.
Develop, recommend and oversee a Board, Board committee and Director evaluation process.

10.
Review and report to the Board the status of the Corporation's compensation program for Directors of the Corporation. Any changes in Director compensation should come upon the recommendation of the Committee, but with final approval by the Board.

11.
Review periodically the Sustainability activities of the Corporation.

12.
Budget for and hire experts as are deemed appropriate to advise the Committee in the performance of its duties, including the hiring of director search firms.

13.
Keep regular minutes of its meetings and report any actions taken to the Board at its next meeting.

14.
Review the adequacy of this Charter on an annual basis.

15.
Report annually to the Board concerning the performance of the Committee and discuss any needed action items for the Committee.

16.
Provide reports required of the Committee by the NYSE or Securities and Exchange Commission.

17.
Provide such other functions within the purposes, duties and responsibilities of the Committee as may be directed by the Board.

IV.    Policy with respect to Material Change in Director's Primary Employment

In keeping with the Corporation's current practice, any Director who suffers a material change in his or her primary employment will promptly tender to the Chairman of the Board a letter containing his or her offer to resign from the Board together with a brief explanation of the nature of the change in primary employment. The Chairman will bring the matter before the next regularly scheduled Board meeting and the Board may, in its sole discretion, accept or reject such Director's offer to resign.

II-2

Annex III

Revised: July 26, 2016

Ball Corporation
Human Resources Committee Charter

I.      Purpose

The primary purpose of the Human Resources Committee (the "Committee") is to assist the Board of Directors (the "Board") of Ball Corporation (the "Corporation") in fulfilling its responsibilities related to the evaluation of the Chief Executive Officer and Chairman of the Board (the "CEO") and the compensation for the position, overseeing the compensation of other executive officers, and to provide any report required of the Committee by the Securities and Exchange Commission ("SEC") or New York Stock Exchange ("NYSE"). It is not the intent of this Charter to preclude the discussion of CEO or other executive officer compensation as deemed appropriate by the Board.

II.     Membership

The Committee shall be composed of not fewer than three members of the Board. The Committee's composition will comply with the independence requirements of the NYSE and/or applicable for the Committee. Further, members of the Committee shall qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The members of the Committee and the Committee Chair shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors are duly elected and qualified by the Board.

III.    Responsibilities and Duties

The Committee's role is generally one of oversight and it recognizes that management is responsible for designing and modifying salary ranges and grades, incentive compensation programs, compensation strategy and practices, performance evaluation systems, succession planning, and the conduct and funding of the various retirement plans of the Corporation. In carrying out its responsibilities, the Committee and its members are not providing any expert or special assurance as to the matters identified in this Charter, exercising discretion, authority or control over the management, funding and assets of the retirement plans or any professional certifications as to any auditor's work on the retirement plans.

The Committee has the direct responsibility to review and approve the corporate goals and objectives relevant to the CEO's compensation and evaluate the performance of the CEO in light of these goals and objectives. The following matters comprise the recurring activities of the Committee in carrying out its functions. The responsibilities and duties of a member of the Committee are in addition to his or her duties as a member of the Board.

1.
Review periodically, as deemed necessary by the Committee, the compensation philosophy, strategy and practices, including incentive design and goals, of the Corporation.

2.
Annually review and approve corporate goals and objectives relevant to the CEO, evaluate the performance of the CEO in light of the goals and objectives, either as a Committee or together with other independent directors as directed by the Board, determine and approve the CEO's compensation based on this evaluation, and determine the Corporation's policy with respect to the application of Internal Revenue Code Section 162(m). In determining the long-term incentive component of the CEO's compensation, the Committee shall consider factors as it determines relevant, which may include, for example, the Corporation's performance and relative stockholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the CEO of the Corporation in past years.

3.
Taking into consideration initial recommendations from the CEO, the Committee shall approve the compensation of all other executive officers, including salary, participation levels for all equity and non-equity incentives, and other compensation.

4.
At least annually, review the peer companies used for compensation comparisons.

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5.
Maintain general authority over and receive reports from management on the major benefit plans, plan changes, additions, terminations and discontinuations, as the Committee deems necessary.

6.
Direct the administration of the Corporation's various stock and cash incentive plans and deferred compensation plans, in accordance with such plans.

7.
Designate from time to time those executive officers and other employees to whom stock option, stock appreciation rights and/or stock awards are to be granted and approve the number of shares to be optioned and/or granted from time to time to executive officers and other employees of the Corporation.

8.
Periodically review and approve severance and change in control provisions and agreements for executive officers.

9.
Discuss with the CEO and chief human resources officer of the Corporation, as deemed necessary by the Committee, the performance evaluation systems and succession planning of the Corporation. In this connection the Committee shall discuss with the CEO the succession plan for the CEO.

10.
Consider the results of the most recent shareholder advisory vote on executive compensation as required by the Exchange Act and, to the extent the Committee determines it appropriate to do so, take such results into consideration in connection with the review and approval of executive officer compensation.

11.
Review and discuss with management the Corporation's Compensation Discussion & Analysis ("CD&A"), and based on that review and discussion, recommend to the Board that the CD&A be included in the Corporation's annual proxy statement or annual report on Form 10-K; prepare the Compensation Committee Report in accordance with the rules and regulations of the SEC for inclusion in the Corporation's annual proxy statement or annual report on Form 10-K and provide any reports required of the Committee by the SEC or NYSE.

12.
Periodically review compensation programs to understand the Corporation's compliance with rules and regulations imposed by the SEC, NYSE or any other agency. This includes, to the extent the Committee deems it necessary, reviewing and approving the terms of any compensation "clawback" or similar policy or agreement between the Corporation and the Corporation's executive officers or other employees subject to Section 16 of the Exchange Act.

13.
Oversee shareholder engagement on matters related to compensation.

14.
Keep regular minutes of its meetings and report any actions taken to the Board at its next meeting.

15.
Review the adequacy of this Charter on an annual basis.

16.
Review the services provided to the Committee by any executive compensation consultants and the policies and practices regarding the retention of compensation consultants.

17.
As an adjunct to the Audit Committee's responsibility to monitor corporate risk, the Committee will review compensation policies and practices, as appropriate, in order to assess whether they present risks that are reasonably likely to have a material adverse effect on the Corporation.

18.
Not less frequently than annually, evaluate the Committee's performance, report such performance to the Board and discuss any needed action items for the Committee.

19.
Perform such other functions within the purposes, duties and responsibilities of the Committee as may be directed by the Board.

Notwithstanding anything to the contrary in the foregoing, the Committee shall have sole discretion and authority with respect to any action regarding compensation payable to the CEO or other executive officers of the Corporation that the Committee intends to constitute "qualified performance based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended and the Treasury Regulations promulgated thereunder.

IV.    Investigations and Studies; Outside Advisers

The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or

III-2

other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the Committee, the expense of which shall be borne by the Corporation. The Committee may select a compensation consultant, legal counsel or other adviser to the Committee only after taking into consideration all factors relevant to that person's independence from management, including the following:

(a)
The provision of other services to the Corporation by the person that employs the compensation consultant, legal counsel or other adviser;

(b)
The amount of fees received from the Corporation by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

(c)
The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest:

(d)
Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

(e)
Any stock of the Corporation owned by the compensation consultant, legal counsel or other adviser; and

(f)
Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Corporation.

The Committee shall conduct the independence assessment with respect to any compensation consultant, legal counsel or other adviser that provides advice to the Committee, other than: (i) in-house legal counsel; and (ii) any compensation consultant, legal counsel or other adviser whose role is limited to the following activities for which no disclosure would be required under Item 407(e)(3)(iii) of Regulation S-K: consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Corporation, and that is available generally to all salaried employees; or providing information that either is not customized for the Corporation or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice.

Nothing herein requires a compensation consultant, legal counsel or other compensation adviser to be independent, only that the Committee consider the enumerated independence factors before selecting or receiving advice from a compensation consultant, legal counsel or other compensation adviser. The Committee may select or receive advice from any compensation consultant, legal counsel or other compensation adviser it prefers, including ones that are not independent, after considering the six independence factors outlined above.

Nothing herein shall be construed: (1) to require the Committee to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee; or (2) to affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties.

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Annex IV

Effective Date: July 23, 2013

Ball Corporation
Finance Committee Charter

I.      Purpose

The primary purpose of the Finance Committee (the "Committee") is to assist the Board of Directors (the "Board") of Ball Corporation (the "Corporation") in fulfilling its responsibility to oversee management's conduct of the financing of the Corporation, share repurchase activity, status of the Corporation's employee retirement plans and insurance policies and the Corporation's policies relating to interest rate, commodity and currency hedging.

II.     Membership

The Committee shall be composed of members of the Board with a majority consisting of non-management directors.

The members of the Committee and the Committee Chair shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified by the Board.

III.    Responsibilities and Duties

The Committee's role is one of oversight and it recognizes that the Corporation's management is responsible for preparing and executing the financing plans and share repurchase activity of the Corporation, developing and implementing policies on hedging interest rates, commodities and foreign currencies, deciding the type and level of insurance to purchase, if any, and to manage the assets and funding requirements of the various employee retirement plans of the Corporation. In carrying out its oversight responsibilities the Committee and its members are not providing any expert or special assurance as to the matters identified in this Charter, exercising discretion, authority or control over the management, funding and assets of the retirement plans, or any professional certifications as to any auditor's work on the retirement plans.

The following matters constitute the recurring activities of the Committee in carrying out its oversight function. The responsibilities and duties of a member of the Committee are in addition to those duties set out for a member of the Board.

1.
Review and recommend for Board approval the annual financing plans of the Corporation.

2.
Receive periodic reports regarding the status of the Corporation's employee retirement plans.

3.
Receive periodic reports regarding the Corporation's continuing relationships with financial institutions and credit rating agencies.

4.
Receive periodic reports from management concerning policies and practices relating to the repurchase of its common stock.

5.
Review and recommend for Board Approval omnibus share repurchase authorizations.

6.
Review and recommend for Board Approval the amount and timing of dividends.

7.
Review and recommend for Board approval any significant financing and credit arrangements requiring approval by the Board.

8.
Receive periodic reports from management concerning policies and practices related to interest rate, commodity and currency hedging activities, as deemed necessary by the Committee.

9.
Receive periodic reports from management concerning the insurance policies and practices of the Corporation, as deemed necessary by the Committee.

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10.
Budget for and hire experts as are deemed appropriate to advise the Committee in the performance of its duties.

11.
Keep regular minutes of its meetings, and report any actions taken to the Board at its next meeting.

12.
Review the adequacy of this Charter on an annual basis.

13.
Report annually to the Board concerning the performance of the Committee and discuss any needed action items for the Committee.

14.
Provide reports required of the Committee by the Securities and Exchange Commission and New York Stock Exchange, if any.

15.
Provide such other functions within the purposes, duties and responsibilities of the Committee as may be directed by the Board.

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BALL CORPORATION

10 LONGS PEAK DRIVE
BROOMFIELD, COLORADO 80021-2510

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. BALL CORPORATION ATTN: CHARLES E. BAKER ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports/10-Ks electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. 10 LONGS PEAK DRIVE BROOMFIELD, CO 80021-2510 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 JOHN A. HAYES 02 GEORGE M. SMART 03 THEODORE M. SOLSO 04 STUART A. TAYLOR II The Board of Directors recommends you vote FOR proposals 2., 3. and 4.. The Board of Directors recommends you vote 1 YEAR on the following proposal: 5. To approve, by non-binding vote, the frequency of the non-binding shareholder vote to approve the compensation of the named executive officers, every one, two or three years as indicated. NOTE: The proxies will have discretionary For 0 Against 0 Abstain 0 1 year 2 years 3 years Abstain 0 0 0 0 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2017. 0 0 0 0 0 0 3. To approve the Amended and Restated 2013 Stock and Cash Incentive Plan. To approve, by non-binding vote, the compensation paid to the named executive officers. authority, to the extent permitted by law, to act and vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. 4. 0 For address change/comments, mark here. (see reverse for instructions) Please indicate if you plan to attend this meeting Yes 0 No 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000316966_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Form 10-K is/are available at www.proxyvote.com BALL CORPORATION Annual Meeting of Shareholders April 26, 2017 This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Michael J. Cave, Georgia R. Nelson and Cynthia A. Niekamp, or any one of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Ball Corporation that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 A.M. MDT on April 26, 2017, at the Ball Corporation headquarters, 10 Longs Peak Drive, Broomfield, Colorado 80021-2510 and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS IN ITEM 1, FOR EACH PROPOSAL IN ITEMS 2, 3, 4 AND ONE YEAR FOR PROPOSAL 5. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000316966_2 R1.0.1.15